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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2012 through September 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                      Pioneer Fundamental
                      Growth Fund

--------------------------------------------------------------------------------
                      Semiannual Report | September 30, 2012
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A   PIGFX
                      Class B   FUNBX
                      Class C   FUNCX
                      Class R   PFGRX*
                      Class Y   FUNYX
                      Class Z   PFGZX*

                      * Share class was first publicly offered on April 2, 2012.

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          24

Notes to Financial Statements                                                 34

Trustees, Officers and Service Providers                                      42

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through September 30, 2012, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first nine months of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 3

Portfolio Management Discussion | 9/30/12

In a volatile period for the investment markets, stock values generally moved upward during the six months ended September 30, 2012. Renewed confidence about the direction of the economy led to a brisk rally in the final three months of the period, after a rocky start in the first three months. In the following interview, Timothy Mulrenan, Andrew Acheson, and Paul Cloonan discuss the market environment and the performance of Pioneer Fundamental Growth Fund during the six months ended September 30, 2012. Mr. Mulrenan, vice president and portfolio manager at Pioneer, was responsible for day-to-day portfolio management of the Fund during the six months ended September 30, 2012, with the support of Mr. Acheson, senior vice president and portfolio manager at Pioneer. Mr. Cloonan, Co-Head of Equity Research, U.S., at Pioneer, will join the Fund as a portfolio manager, replacing Mr. Mulrenan, effective November 1, 2012*.

Q How would you describe the market environment during the six months ended September 30, 2012?

A The six months ended September 30, 2012, consisted of two contrasting quarters, with stocks and other perceived riskier asset classes falling out of favor in the first three months of the period, before improving investor sentiment about global growth prospects led to a rally in the second three months. The shifting market dynamics were linked mainly to macroeconomic trends rather than to company-specific fundamentals.

    During the first three months of the period, investors sought to limit their exposure to stocks because of fears about economic conditions in Europe as well as in the United States. The financial crisis in Europe appeared to be worsening, as several nations faced higher borrowing costs and investors worried about the exposure of major banking institutions to the problems swirling around the euro zone. The concerns about Europe led to worries about weakening global economic trends in general, concerns that were further exacerbated by slowing growth trends in China. Meanwhile, corporate profit growth in the United States was unimpressive, with several companies reporting disappointing earnings results.

    Conditions began to improve in July 2012, however, as the European Central Bank (ECB) announced that it would become more aggressive in providing liquidity help to any sovereign nation that requested assistance.

* Effective November 1, 2012, Mr. Cloonan, Co-Head of Equity Research, U.S., at Pioneer, will join Mr. Acheson as a portfolio manager of the Fund, replacing Mr. Mulrenan.

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

    The ECB said that its assistance would include the indirect purchase of sovereign debt, a move with the potential to drive down the borrowing costs of troubled nations. Investor confidence received another boost in September when the U.S. Federal Reserve (the Fed) announced its third round of quantitative easing ("QE3"), in an effort to encourage lower interest rates through the purchasing of government securities on the open market. The combined actions of the central banks helped to quiet fears about the strength of the global economic recovery, and stock prices generally rose during the final three months of the period, overcoming the losses equity markets had experienced during the first three months.

Q How did the Fund perform in that environment during the six months ended September 30, 2012?

A Pioneer Fundamental Growth Fund Class A shares returned 3.02% at net asset value during the six months ended September 30, 2012, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 1.84%. During the same period, the average return of the 741 mutual funds in Lipper's Large-Cap Growth Funds category was 0.27%.

Q What were the main reasons behind the Fund's outperformance of the benchmark Russell Index during the six months ended September 30, 2012?

A During the volatile six-month period, the Fund's traditional emphasis on higher-quality, financially healthy growth companies with defensible competitive positions helped it to weather the changing economic environment and to outperform both the Russell Index and its Lipper peers. The Fund's higher-quality emphasis helped it to hold up relatively well during the market downturn of the first three months of the period. The Fund subsequently captured most of its gains when stocks rallied in the second three months of the period.

    Our investment discipline for the Fund relies principally on stock selection rather than sector or industry weightings, and so it was no surprise to us that generally positive security selection results were the key to the Fund's relative outperformance during the period. Stock picks in the information technology sector had an especially favorable effect on the Fund's relative performance; selection results in the sector were responsible for half of the Fund's statistical outperformance of the benchmark during the period. In addition, stock selection in the consumer discretionary sector also made a noteworthy contribution to the Fund's relative returns.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 5

Q What individual investments contributed the most to the Fund's performance during the six months ended September 30, 2012?

A The top individual contributor in the portfolio during the period was a consumer discretionary stock: Ross Stores, a long-time Fund holding. The corporation operates a chain of retail shops specializing in name-brand merchandise offered at discounted prices. The chain has focused on the southern parts of the U.S., including the Southwest, but recently has begun to move into the Midwest. Ross is a well-managed company that has executed its business plan very well and has consistently posted healthy earnings gains, both from expanding same-store sales and from profitable new-store development. In health care, the Fund's holding in DaVita was the second-biggest contributor to performance. DaVita has achieved its growth by becoming one of the nation's leading operators of dialysis centers for kidney patients. At period-end, DaVita was in the process of acquiring Health Care Partners, the largest physician network in the United States. Health Care Partners has distinguished itself by efficiently managing patient services by taking a more holistic, rather than specialist-oriented, approach to patient care. We think Health Care Partners' operations have the potential to set important examples for reducing the total cost of health care, and we think the acquisition should add to DaVita's overall earnings power.

    A position in Disney, the well-known media and theme-park corporation, also made a significant contribution to the Fund's performance during the period. We added Disney to the portfolio in late 2011, and since then the stock has performed very well. Although the media industry has become increasingly fragmented, Disney's brands and operations have done well, especially its ESPN business, which has become a dominant force in sports broadcasting. Disney also is coming to the end of a substantial investment program in its theme parks, and we think the company is well positioned to start realizing profit gains from those investments.

    Google was the top performance contributor among the Fund's information technology holdings during the period, as the company's stock price registered healthy gains from its core Internet search business. At the same time, Google's Android operating system has become the leader in the smartphone market. We also think the company's profit outlook should not be seriously affected by a recent patent lawsuit filed, and won, by Apple. We think the lawsuit actually posed more problems for Samsung, which makes the hardware for many Android-based smartphones, rather than for Google.

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

    Rounding out the top five positive performance contributors for the period was the Fund's holding in MasterCard, a leading global financial transaction processing company (credit and debit cards). MasterCard has continued to experience significant growth domestically as well as outside of the U.S., as both credit and debit card use has become increasingly accepted by consumers around the globe.

Q What investments detracted from the Fund's performance during the six months ended September 30, 2012?

A The Fund's positioning in the financials sector was the most notable factor holding back performance during the period. Specifically, the portfolio's holding in Progressive Insurance, a leading auto insurance company, lagged the overall results of the financials sector. Early in the six-month period, the company indicated that the cost of insurance claims, which has been below historical trends for several quarters, may begin to rise and thus pressure profit margins in the near term. Although claims costs have been rising from their previous low level, we expect that they will remain within the company's long-range expectations. We have maintained the portfolio's position in Progressive, with the expectation that the company will be a long-term share gainer within the auto insurance industry.

    Notable among other performance detractors in the portfolio during the period was communications network equipment company Juniper Networks. The company has been hurt by modest infrastructure spending by the major telecommunication services providers. Meanwhile, Juniper's new products have failed to contribute to significant increases in sales. While we have eliminated the Fund's position in Juniper, we have retained portfolio exposure to several other companies that detracted from performance results during the past six months. One such holding was coffee chain Starbucks, whose stock underperformed after the company reported softer-than-anticipated sales growth this past summer. We have maintained the Fund's position because Starbucks' earnings have remained solid and the company's longer-term growth prospects appear good. Starbucks has been doing especially well internationally as it expands into Asian markets.

    Worries about the global economic cycle hurt two other Fund holdings during the period: industrial gas producer Praxair and package delivery corporation United Parcel Service (UPS). Although Praxair's operating

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 7 earnings have continued to hold up, its stock price trailed that of the overall market during the period as investors feared that a slowing of global growth trends would hurt the company's business. Similarly, UPS's stock underperformed primarily due to concerns about the global economic backdrop. Moreover, the company's China-to-Europe business also fell as demand from Europe declined. Despite the immediate market concerns about Praxair and UPS, we continue to hold both stocks in the portfolio because of our more favorable long-term outlook for the companies.

Q What changes did you make to the Fund's portfolio during the six months ended September 30, 2012?

A In addition to selling the Fund's position in Juniper Networks, we liquidated investments in natural gas company Southwestern Energy, and in Western Union, which specializes in money transfer services. We believed that Southwestern's profit growth prospects were limited by the low prices for natural gas, while we were unsure of Western Union's earnings prospects, given that the company faces the need to invest in digital technology to defend its competitive position.

    We added several new investments to the portfolio during the period, including Express Scripts, a pharmacy benefit manager (PBM) that recently has acquired Medco, another PBM. We think the combined company has the potential to strengthen its position in the competitive market, and to grow earnings. Also in health care, we established a Fund position in Celgene, a biotechnology company that produces therapies for cancer and rheumatology. In the industrials sector, we initiated a position in Cummins Engine, a leading producer of large truck engines and engine components. We think the trucking industry is about to move into a new replacement cycle; that should benefit Cummins, as the company is introducing new engines capable of meeting stricter standards for air emissions.

Q   What is your investment outlook?

A We think the Fund is well positioned for an uneasy investment environment. In the near term, we expect to see increased volatility arising from continued uncertainty over the pace of global economic growth. Moreover, markets also will be anxious about immediate developments in the United States and how the November elections may affect potential negotiations over the country's debt ceiling, spending cuts and tax policy (the so-called "fiscal cliff").

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

    We don't think it likely that we will see concrete signs of progress in Europe before the second half of 2013. In the case of China, the slowing of economic growth there has been more severe than we expected, and it is possible that any acceleration in growth may be delayed until the change in political leadership, which is scheduled to take place soon.

    We believe it may take as long as 12 to 18 months before we see positive resolutions to many of the questions that continue to hover over investors' minds--and contribute to market uncertainty. Until then, the markets may remain volatile and change direction rapidly from time to time.

    Nevertheless, we think stocks, in general, are reasonably priced, especially relative to other asset classes, and we feel the Fund is well positioned to weather continued market volatility because of its portfolio of what we believe to be higher-quality, financially strong growth companies. In an uncertain time, we believe companies that can demonstrate durable business models and strong competitive positions should do well.

Please refer to the Schedule of Investments on pages 20-23 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 9

Portfolio Summary | 9/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                       93.7%
Depositary Receipts for International Stocks                              3.6%
International Common Stocks                                               2.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Information Technology                                                   33.3%
Consumer Staples                                                         15.1%
Health Care                                                              15.1%
Industrials                                                              10.7%
Consumer Discretionary                                                    9.6%
Energy                                                                    6.6%
Materials                                                                 6.5%
Financials                                                                3.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

  1.      Apple, Inc.                                                      6.96%
--------------------------------------------------------------------------------
  2.      Google, Inc.                                                     5.09
--------------------------------------------------------------------------------
  3.      Mastercard, Inc.                                                  4.91
--------------------------------------------------------------------------------
  4.      Microsoft Corp.                                                   4.76
--------------------------------------------------------------------------------
  5.      Philip Morris International, Inc.                                 4.40
--------------------------------------------------------------------------------
  6.      Oracle Corp.                                                      4.18
--------------------------------------------------------------------------------
  7.      Ross Stores, Inc.                                                 4.05
--------------------------------------------------------------------------------
  8.      The Coca-Cola Co.                                                 3.98
--------------------------------------------------------------------------------
  9.      QUALCOMM, Inc.                                                    3.89
--------------------------------------------------------------------------------
 10.      Starbucks Corp.                                                   3.31
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

Prices and Distributions | 9/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                     9/30/12                   3/31/12
--------------------------------------------------------------------------------
         A                        $13.63                    $13.23
--------------------------------------------------------------------------------
         B                        $12.80                    $12.50
--------------------------------------------------------------------------------
         C                        $12.90                    $12.57
--------------------------------------------------------------------------------
         Y                        $13.72                    $13.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                     9/30/12                    4/2/12
--------------------------------------------------------------------------------
         R*                       $13.61                    $13.34
--------------------------------------------------------------------------------
         Z*                       $13.64                    $13.34
--------------------------------------------------------------------------------

*  Class R and Class Z shares were first publicly offered on April 2, 2012.

Distributions per Share: 4/1/12-9/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment      Short-Term           Long-Term
      Class          Income         Capital Gains       Capital Gains
--------------------------------------------------------------------------------
        A             $ --              $  --                  $  --
--------------------------------------------------------------------------------
        B             $ --              $  --                  $  --
--------------------------------------------------------------------------------
        C             $ --              $  --                  $  --
--------------------------------------------------------------------------------
        R             $ --              $  --                  $  --
--------------------------------------------------------------------------------
        Y             $ --              $  --                  $  --
--------------------------------------------------------------------------------
        Z             $ --              $  --                  $  --
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-17.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 11

Performance Update | 9/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                          Net Asset        Public Offering
Period                    Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
10 Years                   9.01%            8.38%
5 Years                    4.58             3.35
1 Year                    28.85            21.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2012)
--------------------------------------------------------------------------------
                          Gross            Net
--------------------------------------------------------------------------------
                          1.19%            1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Fundamental            Russell 1000
                     Growth Fund                    Growth Index
9/30/2002            $   9,425                      $  10,000
9/30/2003            $  11,787                      $  12,592
9/30/2004            $  12,390                      $  13,537
9/30/2005            $  14,681                      $  15,107
9/30/2006            $  15,346                      $  16,019
9/30/2007            $  17,870                      $  19,119
9/30/2008            $  15,071                      $  15,127
9/30/2009            $  15,166                      $  14,847
9/30/2010            $  16,457                      $  16,725
9/30/2011            $  17,347                      $  17,357
9/30/2012            $  22,352                      $  22,424

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

Performance Update | 9/30/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                 5.04%            5.04%
5 Years                    3.58             3.58
1 Year                    27.43            23.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2012)
--------------------------------------------------------------------------------
                          Gross            Net
--------------------------------------------------------------------------------
                          2.29%            2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Fundamental            Russell 1000
                     Growth Fund                    Growth Index
12/31/2005           $  10,000                      $  10,000
9/30/2006            $  10,341                      $  10,297
9/30/2007            $  11,947                      $  12,290
9/30/2008            $   9,978                      $   9,724
9/30/2009            $   9,952                      $   9,544
9/30/2010            $  10,688                      $  10,751
9/30/2011            $  11,176                      $  11,158
9/30/2012            $  14,242                      $  14,414

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 13

Performance Update | 9/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                 5.15%            5.15%
5 Years                    3.73             3.73
1 Year                    27.79            27.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2012)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.96%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Fundamental            Russell 1000
                     Growth Fund                    Growth Index
12/31/2005           $  10,000                      $  10,000
9/30/2006            $  10,331                      $  10,297
9/30/2007            $  11,936                      $  12,290
9/30/2008            $   9,978                      $   9,724
9/30/2009            $   9,963                      $   9,544
9/30/2010            $  10,719                      $  10,751
9/30/2011            $  11,217                      $  11,158
9/30/2012            $  14,335                      $  14,414

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

Performance Update | 9/30/12                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                   9.00%            9.00%
5 Years                    4.55             4.55
1 Year                    28.66            28.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2012)
--------------------------------------------------------------------------------
                          Gross            Net
--------------------------------------------------------------------------------
                          1.50%            1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Fundamental            Russell 1000
                     Growth Fund                    Growth Index
9/30/2002            $  10,000                      $  10,000
9/30/2003            $  12,500                      $  12,592
9/30/2004            $  13,140                      $  13,537
9/30/2005            $  15,569                      $  15,107
9/30/2006            $  16,274                      $  16,019
9/30/2007            $  18,950                      $  19,119
9/30/2008            $  15,982                      $  15,127
9/30/2009            $  16,083                      $  14,847
9/30/2010            $  17,452                      $  16,725
9/30/2011            $  18,396                      $  17,357
9/30/2012            $  23,669                      $  22,424

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 15

Performance Update | 9/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                   9.17%            9.17%
5 Years                    4.87             4.87
1 Year                    29.24            29.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2012)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                     Pioneer Fundamental            Russell 1000
                     Growth Fund                    Growth Index
9/30/2002            $  5,000,000                   $  5,000,000
9/30/2003            $  6,250,000                   $  6,295,832
9/30/2004            $  6,569,767                   $  6,768,559
9/30/2005            $  7,784,464                   $  7,553,444
9/30/2006            $  8,137,068                   $  8,009,355
9/30/2007            $  9,475,052                   $  9,559,494
9/30/2008            $  7,991,224                   $  7,563,626
9/30/2009            $  8,064,715                   $  7,423,471
9/30/2010            $  8,774,224                   $  8,362,667
9/30/2011            $  9,300,846                   $  8,678,642
9/30/2012            $ 12,020,152                   $ 11,211,777

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

Performance Update | 9/30/12                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                   9.02%            9.02%
5 Years                    4.59             4.59
1 Year                    28.95            28.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2012)
--------------------------------------------------------------------------------
                          Gross            Net
--------------------------------------------------------------------------------
                          0.95%            0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Fundamental            Russell 1000
                     Growth Fund                    Growth Index
9/30/2002            $  10,000                      $  10,000
9/30/2003            $  12,500                      $  12,592
9/30/2004            $  13,140                      $  13,537
9/30/2005            $  15,569                      $  15,107
9/30/2006            $  16,274                      $  16,019
9/30/2007            $  18,950                      $  19,119
9/30/2008            $  15,982                      $  15,127
9/30/2009            $  16,083                      $  14,847
9/30/2010            $  17,452                      $  16,725
9/30/2011            $  18,396                      $  17,357
9/30/2012            $  23,721                      $  22,424

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 2, 2012, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 2, 2012, would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2012 through September 30, 2012.

-----------------------------------------------------------------------------------------------------------
Share Class                    A              B            C            R            Y              Z
-----------------------------------------------------------------------------------------------------------
Beginning Account       $    1,000.00  $   1,000.00  $  1,000.00  $  1,000.00  $   1,000.00      $1,000.00
Value on 4/1/12**
-----------------------------------------------------------------------------------------------------------
Ending Account          $    1,030.20  $   1,024.00  $  1,026.20  $  1,020.20  $   1,031.60      $1,022.50
Value (after expenses)
on 9/30/12
-----------------------------------------------------------------------------------------------------------
Expenses Paid           $        5.60  $      10.96  $      9.45  $      7.05  $       3.87      $    4.54
During Period*
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 2.16%, 1.86%, 1.40%, 0.76% and 0.90% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (182/365 for Class R and Class Z shares) (to reflect the one-half year period).

**  Class R and Class Z shares were first publicly offered on April 2, 2012.

18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2012 through September 30, 2012.

-----------------------------------------------------------------------------------------------------------
Share Class                     A             B           C           R              Y              Z
-----------------------------------------------------------------------------------------------------------
Beginning Account       $    1,000.00  $   1,000.00  $  1,000.00  $  1,000.00  $   1,000.00  $    1,000.00
Value on 4/1/12**
-----------------------------------------------------------------------------------------------------------
Ending Account          $    1,019.55  $   1,014.24  $  1,015.74  $  1,017.95  $   1,021.26  $    1,020.44
Value (after expenses)
on 9/30/12
-----------------------------------------------------------------------------------------------------------
Expenses Paid           $        5.57  $      10.91  $      9.40  $      7.04  $       3.85  $        4.53
During Period*
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 2.16%, 1.86%, 1.40%, 0.76% and 0.90% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (182/365 for Class R and Class Z shares) (to reflect the one-half year period).

**  Class R and Class Z shares were first publicly offered on April 2, 2012.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 19

Schedule of Investments | 9/30/12 (unaudited)

-------------------------------------------------------------------------------------------
Shares                                                                        Value
-------------------------------------------------------------------------------------------
                  COMMON STOCKS -- 97.8%
                  ENERGY -- 6.5%
                  Oil & Gas Equipment & Services -- 2.9%
     358,100      National Oilwell Varco, Inc.                                $  28,687,391
-------------------------------------------------------------------------------------------
                  Integrated Oil & Gas -- 3.6%
     247,150      Exxon Mobil Corp.                                           $  22,601,868
     144,700      Occidental Petroleum Corp.                                     12,452,882
                                                                              -------------
                                                                              $  35,054,750
                                                                              -------------
                  Total Energy                                                $  63,742,141
-------------------------------------------------------------------------------------------
                  MATERIALS -- 6.4%
                  Fertilizers & Agricultural Chemicals -- 1.2%
     128,005      Monsanto Co.                                                $  11,651,015
-------------------------------------------------------------------------------------------
                  Industrial Gases -- 2.4%
     220,370      Praxair, Inc.                                               $  22,892,036
-------------------------------------------------------------------------------------------
                  Specialty Chemicals -- 1.6%
     243,950      Ecolab, Inc.                                                $  15,810,400
-------------------------------------------------------------------------------------------
                  Gold -- 1.2%
     208,430      Newmont Mining Corp.                                        $  11,674,164
                                                                              -------------
                  Total Materials                                             $  62,027,615
-------------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 8.2%
                  Aerospace & Defense -- 3.0%
     372,255      United Technologies Corp.                                   $  29,143,844
-------------------------------------------------------------------------------------------
                  Industrial Conglomerates -- 3.1%
     329,095      3M Co.                                                      $  30,414,960
-------------------------------------------------------------------------------------------
                  Construction & Farm Machinery & Heavy Trucks -- 1.0%
     110,300      Cummins, Inc.                                               $  10,170,763
-------------------------------------------------------------------------------------------
                  Trading Companies & Distributors -- 1.1%
     49,200       WW Grainger, Inc.                                           $  10,251,804
                                                                              -------------
                  Total Capital Goods                                         $  79,981,371
-------------------------------------------------------------------------------------------
                  TRANSPORTATION -- 2.3%
                  Air Freight & Logistics -- 2.3%
     313,630      United Parcel Service, Inc. (Class B)                       $  22,446,499
                                                                              -------------
                  Total Transportation                                        $  22,446,499
-------------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 3.2%
                  Restaurants -- 3.2%
     622,000      Starbucks Corp.                                             $  31,566,500
                                                                              -------------
                  Total Consumer Services                                     $  31,566,500
-------------------------------------------------------------------------------------------
                  MEDIA -- 2.2%
                  Movies & Entertainment -- 2.2%
     408,050      The Walt Disney Co.                                         $  21,332,854
                                                                              -------------
                  Total Media                                                 $  21,332,854
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

-------------------------------------------------------------------------------------------
Shares                                                                        Value
-------------------------------------------------------------------------------------------
                  RETAILING -- 4.0%
                  Apparel Retail -- 4.0%
     598,040      Ross Stores, Inc.                                           $  38,633,384
                                                                              -------------
                  Total Retailing                                             $  38,633,384
-------------------------------------------------------------------------------------------
                  FOOD & STAPLES RETAILING -- 4.2%
                  Drug Retail -- 3.0%
     607,550      CVS Caremark Corp.                                          $  29,417,571
-------------------------------------------------------------------------------------------
                  Food Retail -- 1.2%
     120,600      Whole Foods Market, Inc.                                    $  11,746,440
                                                                              -------------
                  Total Food & Staples Retailing                              $  41,164,011
-------------------------------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 9.7%
                  Soft Drinks -- 5.4%
     157,650      Fomento Economico Mexicano SAB de CV (A.D.R.)               $  14,500,647
   1,001,780      The Coca-Cola Co.                                              37,997,515
                                                                              -------------
                                                                              $  52,498,162
-------------------------------------------------------------------------------------------
                  Tobacco -- 4.3%
     467,100      Philip Morris International, Inc.                           $  42,010,974
                                                                              -------------
                  Total Food, Beverage & Tobacco                              $  94,509,136
-------------------------------------------------------------------------------------------
                  HOUSEHOLD & PERSONAL PRODUCTS -- 0.9%
                  Household Products -- 0.9%
     126,600      The Procter & Gamble Co.                                    $   8,780,976
                                                                              -------------
                  Total Household & Personal Products                         $   8,780,976
-------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 7.8%
                  Health Care Equipment -- 3.7%
     191,445      Baxter International, Inc.                                  $  11,536,476
     414,950      Covidien Plc                                                   24,656,329
                                                                              -------------
                                                                              $  36,192,805
-------------------------------------------------------------------------------------------
                  Health Care Services -- 4.1%
     266,850      DaVita, Inc.*                                               $  27,648,328
     199,400      Express Scripts Holding Co.*                                   12,496,398
                                                                              -------------
                                                                              $  40,144,726
                                                                              -------------
                  Total Health Care Equipment & Services                      $  76,337,531
-------------------------------------------------------------------------------------------
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 7.0%
                  Biotechnology -- 1.8%
     143,896      Celgene Corp.*                                              $  10,993,654
     124,200      Vertex Pharmaceuticals, Inc.*                                   6,948,990
                                                                              -------------
                                                                              $  17,942,644
-------------------------------------------------------------------------------------------
                  Pharmaceuticals -- 2.7%
     286,250      Allergan, Inc.                                              $  26,214,775
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 21

-------------------------------------------------------------------------------------------
Shares                                                                        Value
-------------------------------------------------------------------------------------------
                  Life Sciences Tools & Services -- 2.5%
     406,880      Thermo Fisher Scientific, Inc.                              $  23,936,750
                                                                              -------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences        $  68,094,169
-------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 1.4%
                  Specialized Finance -- 1.4%
     100,665      IntercontinentalExchange, Inc.*                             $  13,429,718
                                                                              -------------
                  Total Diversified Financials                                $  13,429,718
-------------------------------------------------------------------------------------------
                  INSURANCE -- 1.4%
                  Property & Casualty Insurance -- 1.4%
     639,380      The Progressive Corp.                                       $  13,260,741
                                                                              -------------
                  Total Insurance                                             $  13,260,741
-------------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 18.5%
                  Internet Software & Services -- 5.0%
      64,330      Google, Inc.*                                               $  48,536,985
-------------------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 4.8%
     103,770      Mastercard, Inc.                                            $  46,850,080
-------------------------------------------------------------------------------------------
                  Systems Software -- 8.7%
   1,524,340      Microsoft Corp.                                             $  45,394,845
   1,265,470      Oracle Corp.                                                   39,849,650
                                                                              -------------
                                                                              $  85,244,495
                                                                              -------------
                  Total Software & Services                                   $ 180,631,560
-------------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 10.6%
                  Communications Equipment -- 3.8%
     593,610      Qualcomm, Inc.                                              $  37,094,689
-------------------------------------------------------------------------------------------
                  Computer Hardware -- 6.8%
      99,535      Apple, Inc.                                                 $  66,415,724
                                                                              -------------
                  Total Technology Hardware & Equipment                       $ 103,510,413
-------------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.5%
                  Semiconductor Equipment -- 2.1%
     372,750      ASML Holding NV (A.D.R.)                                    $  20,009,220
-------------------------------------------------------------------------------------------
                  Semiconductors -- 1.4%
     408,300      Xilinx, Inc.                                                $  13,641,303
                                                                              -------------
                  Total Semiconductors & Semiconductor Equipment              $  33,650,523
-------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $741,887,188)                                         $ 953,099,142
-------------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 97.8%
                  (Cost $741,887,188) (a)                                     $ 953,099,142
-------------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 2.2%                          $  21,905,958
-------------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                                  $ 975,005,100
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

*        Non-income producing security.

(A.D.R.) American Depositary Receipts.

(a) At September 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $743,082,101 was as follows:

            Aggregate gross unrealized gain for all investments in
              which there is an excess of value over tax cost                 $ 212,225,245

            Aggregate gross unrealized loss for all investments in which
              there is an excess of tax cost over value                          (2,208,204)
                                                                              --------------
            Net unrealized gain                                               $ 210,017,041
                                                                              ==============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2012 aggregated $216,679,743 and $63,506,776, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities
    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                    Level 1          Level 2       Level 3        Total
--------------------------------------------------------------------------------
Common Stocks       $953,099,142     $ --          $ --           $  953,099,142
--------------------------------------------------------------------------------
Total               $953,099,142     $ --          $ --           $  953,099,142
================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 23

Statement of Assets and Liabilities | 9/30/12 (unaudited)

ASSETS:
   Investment in securities (cost $741,887,188)                     $953,099,142
   Cash                                                               24,371,547
   Receivables --
      Investment securities sold                                         756,149
      Fund shares sold                                                 4,538,926
      Dividends                                                          912,320
      Due from affiliates                                                129,453
      Due from Pioneer Investment Management, Inc.                        13,342
   Other                                                                 112,171
--------------------------------------------------------------------------------
         Total assets                                               $983,933,050
================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                               $  7,147,951
      Fund shares repurchased                                          1,649,543
   Due to affiliates                                                     113,508
   Accrued expenses                                                       16,948
--------------------------------------------------------------------------------
         Total liabilities                                          $  8,927,950
================================================================================
NET ASSETS:
   Paid-in capital                                                  $757,745,152
   Undistributed net investment income                                 2,755,424
   Accumulated net realized gain on investments                        3,292,570
   Net unrealized gain on investments                                211,211,954
--------------------------------------------------------------------------------
         Total net assets                                           $975,005,100
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $391,356,974/28,721,096 shares)                $      13.63
   Class B (based on $3,174,294/247,903 shares)                     $      12.80
   Class C (based on $56,768,146/4,400,925 shares)                  $      12.90
   Class R (based on $159,603/11,729 shares)                        $      13.61
   Class Y (based on $523,528,454/38,147,820 shares)                $      13.72
   Class Z (based on $17,629/1,292 shares)                          $      13.64
MAXIMUM OFFERING PRICE:
   Class A ($13.63 (divided by) 94.25%)                             $      14.46
================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

Statement of Operations (unaudited)

For the Six Months Ended 9/30/12

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $28,822)             $  6,215,557
   Interest                                                               13,474
--------------------------------------------------------------------------------------------------
         Total investment income                                                    $   6,229,031
--------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                  $  2,800,153
   Transfer agent fees
      Class A                                                            121,786
      Class B                                                              6,545
      Class C                                                             15,383
      Class Y                                                              4,464
      Class Z                                                                 15
   Distribution fees
      Class A                                                            450,408
      Class B                                                             15,605
      Class C                                                            212,264
      Class R                                                                126
   Shareholder communications expense                                    267,368
   Administrative reimbursements                                         122,563
   Custodian fees                                                         12,961
   Registration fees                                                      40,841
   Professional fees                                                      38,227
   Printing expense                                                       25,044
   Fees and expenses of nonaffiliated Trustees                             8,331
   Miscellaneous                                                          15,353
--------------------------------------------------------------------------------------------------
      Total expenses                                                                $   4,157,437
      Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                           (36,631)
--------------------------------------------------------------------------------------------------
      Net expenses                                                                  $   4,120,806
--------------------------------------------------------------------------------------------------
         Net investment income                                                      $   2,108,225
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                 $  (3,367,504)
--------------------------------------------------------------------------------------------------
   Change in net unrealized gain on investments                                     $  33,850,548
--------------------------------------------------------------------------------------------------
   Net gain on investments                                                          $  30,483,044
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                             $  32,591,269
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 25

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    9/30/12         Year Ended
                                                                    (unaudited)     3/31/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $   2,108,225   $   2,075,948
Net realized gain (loss) on investments                                (3,367,504)     13,832,845
Change in net unrealized gain on investments                           33,850,548      69,418,797
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations             $  32,591,269   $  85,327,590
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.00 and $0.03 per share, respectively)                $          --   $    (487,169)
   Class Y ($0.00 and $0.07 per share, respectively)                           --      (1,318,638)
Net realized gain:
   Class A ($0.00 and $0.30 per share, respectively)                           --      (4,746,151)
   Class B ($0.00 and $0.30 per share, respectively)                           --         (87,881)
   Class C ($0.00 and $0.30 per share, respectively)                           --        (539,842)
   Class Y ($0.00 and $0.30 per share, respectively)                           --      (5,958,549)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                            $          --   $ (13,138,230)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                        $ 290,586,871   $ 432,147,397
Reinvestment of distributions                                                  --       8,177,366
Cost of shares repurchased                                           (135,936,014)    (93,643,390)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
      from Fund share transactions                                  $ 154,650,857   $ 346,681,373
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                            $ 187,242,126   $ 418,870,733
NET ASSETS:
Beginning of period                                                   787,762,974     368,892,241
--------------------------------------------------------------------------------------------------
End of period                                                       $ 975,005,100   $ 787,762,974
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                 $   2,755,424   $     647,199
==================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------
                                9/30/12      9/30/12
                                Shares       Amount          3/31/12      3/31/12
                                (unaudited)  (unaudited)     Shares       Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                      8,871,070   $115,623,458    19,396,234   $234,741,946
Reinvestment of distributions           --             --       418,234      4,691,030
Less shares repurchased         (6,379,374)   (83,074,270)   (3,982,787)   (47,524,046)
---------------------------------------------------------------------------------------
   Net increase                  2,491,696   $ 32,549,188    15,831,681   $191,908,930
=======================================================================================
Class B
Shares sold or exchanged            36,661   $    455,650       100,515   $  1,125,814
Reinvestment of distributions           --             --         7,205         76,090
Less shares repurchased            (61,374)      (750,000)     (191,777)    (2,156,277)
---------------------------------------------------------------------------------------
   Net decrease                    (24,713)  $   (294,350)      (84,057)  $   (954,373)
=======================================================================================
Class C
Shares sold                      1,992,914   $ 24,747,534     1,692,846   $ 19,363,891
Reinvestment of distributions           --             --        39,795        422,711
Less shares repurchased           (287,009)    (3,557,662)     (373,086)    (4,218,195)
---------------------------------------------------------------------------------------
   Net increase                  1,705,905   $ 21,189,872     1,359,555   $ 15,568,407
=======================================================================================
Class R*
Shares sold                         11,729   $    156,392            --   $         --
Reinvestment of distributions           --             --            --             --
Less shares repurchased                 --             --            --             --
---------------------------------------------------------------------------------------
   Net increase                     11,729   $    156,392            --   $         --
=======================================================================================
Class Y
Shares sold                     11,497,675   $149,586,578    14,339,090   $176,915,746
Reinvestment of distributions           --             --       263,491      2,987,535
Less shares repurchased         (3,686,688)   (48,554,082)   (3,283,465)   (39,744,872)
---------------------------------------------------------------------------------------
   Net increase                  7,810,987   $101,032,496    11,319,116   $140,158,409
=======================================================================================
Class Z*
Shares sold                          1,292   $     17,259            --   $         --
Reinvestment of distributions           --             --            --             --
Less shares repurchased                 --             --            --             --
---------------------------------------------------------------------------------------
   Net increase                      1,292   $     17,259            --   $         --
=======================================================================================

* Class R and Class Z shares were first publicly offered on April 2, 2012.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year       Year        Year
                                                                  9/30/12      Ended      Ended      Ended      Ended       Ended
                                                                  (unaudited)  3/31/12    3/31/11    3/31/10    3/31/09     3/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $  13.23     $  11.86   $  10.96   $   8.25    $ 11.32    $11.26
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.02     $   0.02   $   0.03   $   0.02    $  0.01    $ 0.01
   Net realized and unrealized gain (loss) on investments             0.38         1.68       1.17       3.29      (3.06)     0.27
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.40     $   1.70   $   1.20   $   3.31    $ (3.05)   $ 0.28
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                --        (0.03)     (0.02)     (0.02)        --        --
   Net realized gain                                                    --        (0.30)     (0.28)     (0.58)     (0.02)    (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.40     $   1.37   $   0.90   $   2.71    $ (3.07)   $ 0.06
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  13.63     $  13.23   $  11.86   $  10.96    $  8.25    $11.32
====================================================================================================================================
Total return*                                                         3.02%       14.84%     11.23%     40.50%    (26.95)%    2.39%
Ratio of net expenses to average net assets+                          1.10%**      1.19%      1.25%      1.25%      1.25%     1.25%
Ratio of net investment income to average net assets+                 0.35%**      0.28%      0.25%      0.14%      0.24%     0.13%
Portfolio turnover rate                                                 15%**        16%        18%        45%        27%       30%
Net assets, end of period (in thousands)                          $391,357     $346,987   $123,305   $117,218    $ 6,720    $4,053
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                       1.12%**      1.19%      1.28%      1.47%      3.94%     3.94%
   Net investment income (loss)                                       0.33%**      0.28%      0.22%     (0.07)%    (2.45)%   (2.56)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                       1.10%**      1.19%      1.25%      1.25%      1.25%     1.25%
   Net investment income                                              0.35%**      0.28%      0.25%      0.14%      0.24%     0.13%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year      Year        Year        Year      Year
                                                                  9/30/12      Ended     Ended       Ended       Ended     Ended
                                                                  (unaudited)  3/31/12   3/31/11     3/31/10     3/31/09   3/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                              $ 12.50      $ 11.30   $ 10.53     $  8.01     $ 11.09   $ 11.13
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                            $ (0.04)     $ (0.09)  $ (0.07)(a) $ (0.05)(a) $ (0.04)  $ (0.05)
   Net realized and unrealized gain (loss) on investments            0.34         1.59      1.12        3.15       (3.02)     0.23
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.30      $  1.50   $  1.05     $  3.10     $ (3.06)  $  0.18
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                   --        (0.30)    (0.28)      (0.58)      (0.02)    (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.30      $  1.20   $  0.77     $  2.52     $ (3.08)  $ (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 12.80      $ 12.50   $ 11.30     $ 10.53     $  8.01   $ 11.09
====================================================================================================================================
Total return*                                                        2.40%       13.77%    10.26%      39.09%     (27.60)%    1.51%
Ratio of net expenses to average net assets+                         2.16%**      2.15%     2.15%       2.15%       2.16%     2.17%
Ratio of net investment loss to average net assets+                 (0.72)%**    (0.71)%   (0.65)%     (0.71)%     (0.67)%   (0.78)%
Portfolio turnover rate                                                15%**        16%       18%         45%         27%       30%
Net assets, end of period (in thousands)                          $ 3,174      $ 3,407   $ 4,029     $ 4,114     $ 1,169   $ 1,057
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                      2.33%**      2.29%     2.23%       2.53%       4.85%     5.01%
   Net investment loss                                              (0.89)%**    (0.85)%   (0.73)%     (1.09)%     (3.36)%   (3.62)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                      2.16%**      2.15%     2.15%       2.15%       2.15%     2.15%
   Net investment loss                                              (0.72)%**    (0.71)%   (0.65)%     (0.71)%     (0.66)%   (0.76)%
====================================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year      Year        Year        Year      Year
                                                                  9/30/12      Ended     Ended       Ended       Ended     Ended
                                                                  (unaudited)  3/31/12   3/31/11     3/31/10     3/31/09   3/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 12.57      $ 11.34   $ 10.56     $  8.02     $ 11.09   $ 11.13
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                            $ (0.02)     $ (0.04)  $ (0.05)(a) $ (0.04)(a) $ (0.02)  $ (0.05)
   Net realized and unrealized gain (loss) on investments            0.35         1.57      1.11        3.16       (3.03)     0.23
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.33      $  1.53   $  1.06     $  3.12     $ (3.05)  $  0.18
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                   --        (0.30)    (0.28)      (0.58)      (0.02)    (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.33      $  1.23   $  0.78     $  2.54     $ (3.07)  $ (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 12.90      $ 12.57   $ 11.34     $ 10.56     $  8.02   $ 11.09
====================================================================================================================================
Total return*                                                        2.62%       13.98%    10.33%      39.29%     (27.51)%    1.51%
Ratio of net expenses to average net assets+                         1.86%**      1.96%     2.03%       2.15%       2.15%     2.17%
Ratio of net investment loss to average net assets+                 (0.40)%**    (0.50)%   (0.52)%     (0.72)%     (0.65)%   (0.79)%
Portfolio turnover rate                                                15%**        16%       18%         45%         27%       30%
Net assets, end of period (in thousands)                          $56,768      $33,880   $15,149     $11,331     $ 1,187   $   377
Ratios with no waiver of fees and assumption of  expenses by the Adviser and no reduction for fees paid
   indirectly:
   Net expenses                                                      1.86%**      1.96%     2.03%       2.31%       4.95%     5.00%
   Net investment loss                                              (0.40)%**    (0.50)%   (0.52)%     (0.88)%     (3.45)%   (3.62)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                      1.86%**      1.96%     2.03%       2.15%       2.15%     2.15%
   Net investment loss                                              (0.40)%**    (0.50)%   (0.52)%     (0.72)%     (0.65)%   (0.77)%
====================================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

--------------------------------------------------------------------------------
                                                                   4/2/12 (a)
                                                                   to 9/30/12
                                                                   (unaudited)
--------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                               $   13.34
--------------------------------------------------------------------------------
Increase from investment operations:
   Net investment loss                                             $   (0.01)
   Net realized and unrealized gain on investments                      0.28
--------------------------------------------------------------------------------
Net increase in net assets from investment operations              $    0.27
--------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                  --
   Net realized gain                                                      --
--------------------------------------------------------------------------------
Net increase in net asset value                                    $    0.27
--------------------------------------------------------------------------------
Net asset value, end of period                                     $   13.61
================================================================================
Total return*                                                           2.02%
Ratio of net expenses to average net assets                             1.40%**
Ratio of net investment income to average net assets                    0.17%**
Portfolio turnover rate                                                   15%**
Net assets, end of period (in thousands)                           $     160
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                         1.56%**
   Net investment income                                                0.01%**
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                         1.40%**
   Net investment income                                                0.17%**
================================================================================

(a) Class R shares were first publicly offered on April 2, 2012.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 31

------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year
                                                             9/30/12      Ended      Ended      4/8/09 (a)
                                                             (unaudited)  3/31/12    3/31/11    to 3/31/10
------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  13.30     $  11.91   $  10.99   $   8.40
------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $   0.04     $   0.07   $   0.08   $   0.03
   Net realized and unrealized gain on investments               0.38         1.69       1.19       3.17
------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations        $   0.42     $   1.76   $   1.27   $   3.20
------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     --              (0.07)     (0.07)     (0.03)
   Net realized gain                                         --              (0.30)     (0.28)     (0.58)
------------------------------------------------------------------------------------------------------------
Net increase in net asset value                              $   0.42     $   1.39   $   0.92   $   2.59
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.72     $  13.30   $  11.91   $  10.99
------------------------------------------------------------------------------------------------------------
Total return*                                                    3.16%       15.29%     11.84%     38.49%(b)
Ratio of net expenses to average net assets+                     0.76%**      0.78%      0.78%      0.89%**
Ratio of net investment income to average net assets+            0.70%**      0.67%      0.72%      0.46%**
Portfolio turnover rate                                            15%**        16%        18%        45%(b)
Net assets, end of period (in thousands)                     $523,528     $403,490   $226,409   $238,017
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                  0.76%**      0.78%      0.78%      0.97%**
   Net investment income                                         0.70%**      0.67%      0.72%      0.38%**
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  0.76%**      0.78%      0.78%      0.89%**
   Net investment income                                         0.70%**      0.67%      0.72%      0.46%**
============================================================================================================

(a) Class Y shares were first publicly offered on April 8, 2009.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

--------------------------------------------------------------------------------
                                                                   4/2/12 (a)
                                                                   to 9/30/12
                                                                   (unaudited)
--------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                               $   13.34
--------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                           $    0.02
   Net realized and unrealized gain on investments                      0.28
--------------------------------------------------------------------------------
Net increase in net assets from investment operations              $    0.30
--------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                  --
   Net realized gain                                                      --
--------------------------------------------------------------------------------
Net increase in net asset value                                    $    0.30
--------------------------------------------------------------------------------
Net asset value, end of period                                     $   13.64
================================================================================
Total return*                                                           2.25%
Ratio of net expenses to average net assets                             0.90%**
Ratio of net investment income to average net assets                    0.57%**
Portfolio turnover rate                                                   15%**
Net assets, end of period (in thousands)                           $      18
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                         0.98%**
   Net investment income                                                0.49%**
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                         0.90%**
   Net investment income                                                0.57%**
================================================================================

(a) Class Z shares were first publicly offered on April 2, 2012.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 33

Notes to Financial Statements | 9/30/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Y shares were first publicly offered on April 8, 2009. Class R and Class Z shares were first publicly offered on April 2, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

    At September 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 35

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended March 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $ 1,805,807
    Long-term capital gain                                            11,332,423
    ----------------------------------------------------------------------------
       Total                                                         $13,138,230
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $    647,199
    Undistributed long-term gain                                       7,854,987
    Net unrealized gain                                              176,166,493
    ----------------------------------------------------------------------------
       Total                                                        $184,668,679
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $64,617 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2012.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 37

F.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At September 30, 2012, the Fund had no securities on loan.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended September 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.09%, 2.15%, 2.15%, 1.40% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended September 30, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

Prior to August 1, 2012, PIM contractually agreed to limit ordinary operating expenses of Class A shares to 1.25% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $96,278 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 158,368
Class B                                                                    3,056
Class C                                                                   15,640
Class R                                                                       83
Class Y                                                                   90,221
--------------------------------------------------------------------------------
   Total                                                               $ 267,368
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $129,453 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2012.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 39

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,230 in distribution fees payable to PFD at September 30, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2012, CDSCs in the amount of $5,555 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2012, the Fund's expenses were not reduced under such arrangements.

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2012, the Fund had no borrowings under a credit facility.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 41

Trustees, Officers and Service Providers

Trustees                                      Officers
Thomas J. Perna, Chairman                     John F. Cogan, Jr., President*
David R. Bock                                 Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                              Vice President
Benjamin M. Friedman                          Mark E. Bradley, Treasurer**
Margaret B.W. Graham                          Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*   Chief Executive Officer of the Fund
**  Chief Financial and Accounting Officer of the Fund

42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

                           This page for your notes.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12 43

                           This page for your notes.

44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19434-06-1112

                      Pioneer Absolute
                      Return Credit Fund

--------------------------------------------------------------------------------
                      Semiannual Report | September 30, 2012
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A RCRAX
                      Class C RCRCX
                      Class Y RCRYX

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         47

Notes to Financial Statements                                                54

Trustees, Officers and Service Providers                                     66

             Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through September 30, 2012, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first nine months of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*     Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 3

Portfolio Management Discussion | 9/30/12

Credit-sensitive fixed-income securities delivered solid results during the six-month period ended September 30, 2012, after the markets bounced back from early concerns about the health of the global economic recovery. In the following interview, Michael Temple and Andrew Feltus discuss the factors that influenced the performance of Pioneer Absolute Return Credit Fund during the six-month period ended September 30, 2012. Mr. Temple, senior vice president, director of fixed-income credit research and portfolio manager at Pioneer, and Mr. Feltus, senior vice president and portfolio manager at Pioneer, are members of Pioneer's fixed-income team and are responsible for the day-to-day management of the Fund.

Q How did Pioneer Absolute Return Credit Fund perform during the six months ended September 30, 2012?

A Pioneer Absolute Return Credit Fund Class A shares returned 5.21% at net asset value during the six-month period ended September 30, 2012, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. Dollar 3-Month LIBOR Index (the BofA ML Index), returned 0.25%. During the same six-month period, the average return of the 267 mutual funds in Lipper's Absolute Return Funds category was 0.88%.

Q How would you describe the market environment during the six-month period ended September 30, 2012?

A Throughout the six-month period, global economic factors seemed to have as much of an influence on market trends as domestic issues, with investors closely watching developments in China and Europe as well as in the United States. At the start of the period, on April 1, 2012, high-yield bonds and other perceived riskier asset classes remained in favor with the market, but sentiment abruptly changed as evidence mounted that growth in China and the rest of Asia was slowing, and that the sovereign-debt problems of several European nations had not been solved. In the U.S., fears about the strength of the economic recovery were exacerbated when some corporations began announcing disappointing profit growth. Corporate bonds and other credit-sensitive securities fell out of favor in the spring of 2012, amid renewed fears about a potential global economic slowdown.

      The market downturn continued through much of the summer of 2012, until the announcements by central banks--particularly the European Central Bank
      (ECB) and the U.S. Federal Reserve System (the Fed)--of their intentions to inject more liquidity into the global financial system in an effort to stimulate economic growth and encourage job creation. The ECB announced in August 2012 that it could become more active in buying

4 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 the short-term debt of peripheral European nations, including Greece and Spain, in an effort to keep borrowing rates low for national governments on the Continent. Shortly after that, the Fed announced its third round of quantitative easing ("QE3") in an effort to encourage lower interest rates through the purchasing of government securities in the open market. Additionally, monetary authorities in China announced that they also were lowering short-term interest rates and easing credit conditions.

      The combination of the central banks' announcements helped trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities rallied through the end of the period (September 30, 2012), outperforming higher-quality securities.

Q How did you manage the Fund in that environment during the six-month period ended September 30, 2012?

A Consistent with the Fund's overall strategy, we used three layers of hedges during the period to help manage risks associated with the portfolio's investments in the credit sectors. We used two of the three layers throughout the six-month period. The first of the hedges consists of futures contracts that "short" the Standard & Poor's 500 Index (the S&P 500 Index), and are designed to profit when the S&P Index declines. The second of the hedges consists of volatility contracts, which are based on investors' attitudes about the direction and intensity of stock market trends. Both of the hedging layers were in place throughout the six-month period.

      The third layer of hedges, consisting of investments in futures contracts for U.S. Treasury investments, was used to protect the portfolio's value when the credit sectors slumped in performance in May of 2012. The disciplined use of that tactic helped to protect the Fund from the more extreme effects of the market downturn. We removed the third hedging layer in time for the Fund's investments to participate in the market rally that occurred later in the summer of 2012.

      The use of the three layers of hedges was a major factor in the Fund's outperformance of the BofA ML Index during the six-month period.

      At the end of the period on September 30, 2012, nearly 74% of the portfolio's net assets were invested in below-investment-grade debt, with the largest allocations made to U.S. high-yield corporate bonds (28.6%) and floating-rate bank loans (20.8%). The below-investment-grade component of the portfolio also included event-linked ("catastrophe") bonds issued by insurance companies, convertible securities, and international high-yield investments. At the close of the period on September 30, 2012, 9.12% of the Fund's net assets were invested in U.S. investment-grade securities, underscoring the overall emphasis on credit-sensitive investments in the portfolio.

             Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 5

Q What types of investments most affected the Fund's performance during the six-month period ended September 30, 2012?

A The Fund's emphasis on credit-sensitive investments, combined with the aforementioned well-placed use of hedging tactics to control risk, helped the Fund to significantly outperform the BofA ML Index as well as its Lipper peer group average during the six-month period. The continued emphasis on higher-yielding, below-investment-grade securities in the Fund's investment portfolio helped to drive strong performance during the six-month period.

      By sector and industry, investments in health care, in general, helped the Fund's returns, as the group rebounded from the low valuations to which it had fallen in 2011, amid worries about the effects of the passage of the U.S. Affordable Care Act. Strong performers in health care in the Fund's portfolio during the period included the bonds of Kindred Health Care, a home health care provider, and Vanguard Health Systems, a hospital chain. The Fund's holdings of securities issued by homebuilders also fared well during the period as the housing sector showed signs of bottoming out and stabilizing. KB Homes was a good performer for the Fund in the homebuilding space.

      Aside from holdings in health care and homebuilders, a wide variety of investments contributed to the Fund's healthy returns during the six-month period, including debt issued by the Russian Government, financial broker Merrill Lynch, energy exploration-and-production company Comstock Resources, and NRE, an independent power producer. A catastrophe bond issued by Eastland Re also fared very well and contributed to the Fund's returns during the six-month period.

      The Fund did have some holdings that disappointed during the six-month period, including securities issued by: James River Coal, a coal producer that was hurt by weak demand for metallurgical coal; Navistar, a truck manufacturer that encountered difficulty with U.S. government emission standards; and Energia, an Argentinian power producer that was hurt when the national government blocked rate increases, despite the company's rising costs.

6 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

Q     What is your investment outlook?

A The fundamentals supporting both the economy and corporate profits appear solid, but in the short term, we expect that the capital markets will be highly affected by events that occur as the U.S. government approaches the so-called "fiscal cliff" budget scenario at the end of 2012. Congress is not expected to take any action until sometime after the November elections on three significant financial challenges: the nation's debt ceiling; sequestration, which calls for largely unspecified, but deep, across-the-board spending cuts in the absence of a budget agreement; and the automatic end of the Bush-era tax cuts. If Congress and the President cannot come to an agreement, the "fiscal cliff" would be reached. Obviously, the outcome of the November elections will have a major influence on how all three issues will be approached.

      If there were a successful resolution to the nation's immediate debt, spending and tax issues, we believe we would see less market volatility and a return by investors to focusing on fundamental investment principles. While the nation's economic growth, as measured by gross domestic product, clearly slowed in the first and second quarters of 2012, we think the prospects for improving economic conditions are good. The more accommodative stances by the major central banks in the U.S., Europe, China and Japan should help to encourage economic expansion as well as an improvement in corporate profits. We think those factors should encourage a higher level of economic growth, especially if the U.S. manages to avoid the "fiscal cliff."

      In an environment of extremely low interest rates, we think there should be continuing investor appetite for corporate bonds and other credit-sensitive securities that offer yield premiums over high-grade debt. Nevertheless, the currently low absolute level of interest rates does limit the total-return potential of fixed-income investments in general.

      We plan to watch events carefully and to be ready to make changes to the Fund's hedging position in order to protect against any sudden market volatility, including what could occur in connection with the approaching "fiscal cliff" scenario should a deal in Washington fail to emerge.

Please refer to the Schedule of Investments on pages 17-46 for a full listing of Fund securities.

             Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 7

All investments are subject to risk, including the possible loss of principal.

Pioneer Absolute Return Credit ("ARC") Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

8 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Absolute return funds are not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

             Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 9

Portfolio Summary | 9/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       41.1%
International Corporate Bonds                                              23.3%
Senior Secured Loans                                                       22.6%
Collateralized Mortgage Obligations                                         4.7%
Convertible Corporate Bonds                                                 3.7%
Asset Backed Securities                                                     1.4%
Municipal Bonds                                                             1.2%
U.S. Preferred Stocks                                                       1.1%
Convertible Preferred Stocks                                                0.5%
Foreign Government Bonds                                                    0.4%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         0.5%
AA                                                                          0.7%
A                                                                           4.7%
BBB                                                                        13.2%
BB                                                                         29.7%
B                                                                          32.9%
CCC & Lower                                                                 6.6%
Not Rated                                                                   4.5%
Cash Equivalents                                                            7.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

1.  AWAS Aviation Capital, Ltd., Term Loan, 6/25/18                                   1.43%
-------------------------------------------------------------------------------------------
2.  Prudential Financial, Inc., Floating Rate Note, 9/15/42                           0.58
-------------------------------------------------------------------------------------------
3.  State Street Capital Trust III, Floating Rate Note, 1/29/49 (Perpetual)           0.57
-------------------------------------------------------------------------------------------
4.  Reynolds Group Issuer, Inc., 9.875%, 8/15/19                                      0.50
-------------------------------------------------------------------------------------------
5.  Copano Energy LLC, 7.125%, 4/1/21                                                 0.48
-------------------------------------------------------------------------------------------
6.  Transnet SOC, Ltd., 4.0%, 7/26/22 (144A)                                          0.47
-------------------------------------------------------------------------------------------
7.  Windstream Corp., 7.5%, 6/1/22                                                    0.46
-------------------------------------------------------------------------------------------
8.  Genworth Financial, Inc., 7.2%, 2/15/21                                           0.43
-------------------------------------------------------------------------------------------
9.  QEP Resources, Inc., 5.25%, 5/1/23                                                0.43
-------------------------------------------------------------------------------------------
10. Residential Reinsurance 2010, Ltd., Floating Rate Note, 6/6/13 (Cat Bond) (144A)  0.43
-------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

Prices and Distributions | 9/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                                 9/30/12                     3/31/12
--------------------------------------------------------------------------------
      A                                    $9.87                        $9.63
--------------------------------------------------------------------------------
      C                                    $9.85                        $9.61
--------------------------------------------------------------------------------
      Y                                    $9.90                        $9.66
--------------------------------------------------------------------------------

Distributions per Share: 4/1/12-9/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term             Long-Term
    Class                 Income            Capital Gains         Capital Gains
--------------------------------------------------------------------------------
      A                   $0.2540            $       --            $        --
--------------------------------------------------------------------------------
      C                   $0.2176            $       --            $        --
--------------------------------------------------------------------------------
      Y                   $0.2708            $       --            $        --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London interbank offered rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 11

Performance Update | 9/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Absolute Return Credit Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                              Net Asset          Public Offering
Period                        Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                       3.91%             0.61%
1 Year                        10.57              5.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2012)
--------------------------------------------------------------------------------
                              Gross              Net
--------------------------------------------------------------------------------
                              1.66%              1.20%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Absolute            BofA Merrill Lynch U.S.
                   Return Credit Fund          Dollar 3-Month LIBOR Index
4/30/2011          $     9,550                 $    10,000
9/30/2011          $     9,122                 $    10,009
9/30/2012          $    10,086                 $    10,058

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

Performance Update | 9/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Absolute Return Credit Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                If                  If
Period                          Held                Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                        3.03%               3.03%
1 Year                          9.63%               9.63%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2012)
--------------------------------------------------------------------------------
                                Gross               Net
--------------------------------------------------------------------------------
                                2.46%               2.10%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Absolute            BofA Merrill Lynch U.S.
                   Return Credit Fund          Dollar 3-Month LIBOR Index
4/30/2011          $    10,000                 $    10,000
9/30/2011          $     9,517                 $    10,009
9/30/2012          $    10,434                 $    10,058

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 13

Performance Update | 9/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 Million investment made in Pioneer Absolute Return Credit Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                If                  If
Period                          Held                Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                        4.44%               4.44%
1 Year                          10.80               10.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2012)
--------------------------------------------------------------------------------
                                Gross               Net
--------------------------------------------------------------------------------
                                1.30%               0.85%
--------------------------------------------------------------------------------

Value of $5 Million Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Absolute            BofA Merrill Lynch U.S.
                   Return Credit Fund          Dollar 3-Month LIBOR Index
4/30/2011          $   5,000,000               $   5,000,000
9/30/2011          $   4,800,067               $   5,004,742
9/30/2012          $   5,318,483               $   5,028,849

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Credit Fund

Based on actual returns from April 1, 2012, through September 30, 2012.

--------------------------------------------------------------------------------
Share Class                               A              C                Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00      $1,000.00        $1,000.00
Value on 4/1/12
--------------------------------------------------------------------------------
Ending Account Value                  $1,052.10      $1,048.30        $1,053.70
(after expenses) on 9/30/12
--------------------------------------------------------------------------------
Expenses Paid                             $6.07          $9.86            $4.38
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.92%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2012, through September 30, 2012.

--------------------------------------------------------------------------------
Share Class                                 A              C               Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00       $1,000.00
Value on 4/1/12
--------------------------------------------------------------------------------
Ending Account Value                    $1,019.15      $1,015.44       $1,020.81
(after expenses) on 9/30/12
--------------------------------------------------------------------------------
Expenses Paid                               $5.97          $9.70           $4.31
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.92%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

Schedule of Investments | 9/30/12 (unaudited)

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE CORPORATE BONDS -- 3.4%
                                             ENERGY -- 0.4%
                                             Oil & Gas Exploration & Production -- 0.2%
       100,000                     BB-/Ba3   Chesapeake Energy Corp., 2.25%, 12/15/38      $       80,562
       100,000                       NR/NR   Stone Energy Corp., 1.75%, 3/1/17 (144A)              95,188
                                                                                           --------------
                                                                                           $      175,750
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.1%
       100,000                       NR/NR   Golar LNG, Ltd., 3.75%, 3/7/17                $       99,770
---------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.1%
       223,000                     CCC-/B2   James River Coal Co., 3.125%, 3/15/18         $       73,590
                                                                                           --------------
                                             Total Energy                                  $      349,110
---------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.7%
                                             Electrical Components & Equipment -- 0.2%
       100,000                        B/B2   General Cable Corp., 4.5%,
                                             11/15/29 (Step)                               $      107,000
---------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.5%
       100,000                       NR/NR   Greenbrier Companies, Inc., 3.5%, 4/1/18      $       90,312
       250,000                       B-/NR   Meritor, Inc., 4.625%, 3/1/26 (Step)                 223,594
       100,000                     CCC+/NR   Navistar International Corp., 3.0%, 10/15/14          88,688
                                                                                           --------------
                                                                                           $      402,594
                                                                                           --------------
                                             Total Capital Goods                           $      509,594
---------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                             Health Care Equipment -- 0.1%
       100,000                       NR/NR   NuVasive, Inc., 2.75%, 7/1/17                 $       95,438
---------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.1%
       100,000                       NR/NR   WebMD Health Corp., 2.25%, 3/31/16            $       92,500
                                                                                           --------------
                                             Total Health Care Equipment & Services        $      187,938
---------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY &
                                             LIFE SCIENCES -- 0.3%
                                             Biotechnology -- 0.3%
        50,000                       NR/NR   Corsicanto, Ltd., 3.5%, 1/15/32 (144A)        $       84,938
       130,000                       NR/NR   PDL BioPharma, Inc., 3.75%, 5/1/15                   159,900
                                                                                           --------------
                                                                                           $      244,838
                                                                                           --------------
                                             Total Pharmaceuticals, Biotechnology &
                                             Life Sciences                                 $      244,838
---------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Consumer Finance -- 0.2%
       115,000                       B+/NR   DFC Global Corp., 3.25%, 4/15/17 (144A)       $      122,259
                                                                                           --------------
                                             Total Diversified Financials                  $      122,259
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 17

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.3%
                                             Application Software -- 0.3%
       175,000                       NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31           $      196,656
                                                                                           --------------
                                             Total Software & Services                     $      196,656
---------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                             Computer Storage & Peripherals -- 0.1%
       100,000                       BB/NR   SanDisk Corp., 1.5%, 8/15/17                  $      113,188
---------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.2%
       180,000                      BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                             5/15/41 (144A)                                $      134,888
                                                                                           --------------
                                             Total Technology Hardware &
                                             Equipment                                     $      248,076
---------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 0.9%
                                             Semiconductor Equipment -- 0.3%
       125,000                   BBB-/Baa1   Lam Research Corp., 1.25%, 5/15/18            $      120,781
       100,000                     BBB-/NR   Novellus Systems, Inc., 2.625%, 5/15/41              111,062
                                                                                           --------------
                                                                                           $      231,843
---------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.6%
        50,000                       A-/NR   Intel Corp., 2.95%, 12/15/35                  $       54,375
        30,000                       A-/A2   Intel Corp., 3.25%, 8/1/39                            36,975
        55,000                       NR/NR   JA Solar Holdings Co., Ltd., 4.5%, 5/15/13            52,250
        50,000                       NR/NR   JinkoSolar Holding Co, Ltd., 4.0%,
                                             5/15/16 (144A)                                        19,500
       150,000                       NR/NR   ReneSola, Ltd., 4.125%, 3/15/18 (144A)                75,562
       250,000                       NR/NR   SunPower Corp., 4.75%, 4/15/14                       236,875
                                                                                           --------------
                                                                                           $      475,537
                                                                                           --------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                       $      707,380
---------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.1%
                                             Integrated Telecommunication Services -- 0.1%
       100,000                        B/NR   Ciena Corp., 0.875%, 6/15/17                  $       86,062
                                                                                           --------------
                                             Total Telecommunication Services              $       86,062
---------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $2,804,048)                             $    2,651,913
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
                Floating   S&P/Moody's
Shares          Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 1.0%
                                             BANKS -- 0.3%
                                             Diversified Banks -- 0.3%
         2,250      6.50             A-/A3   US Bancorp, Floating Rate Note, 12/31/99
                                             (Perpetual)                                   $       65,475
         6,000      6.00             A-/A3   US Bancorp, Floating Rate Note, 12/31/99
                                             (Perpetual)                                          167,880
                                                                                           --------------
                                                                                           $      233,355
                                                                                           --------------
                                             Total Banks                                   $      233,355
---------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.6%
                                             Other Diversified Financial Services -- 0.5%
         5,125      7.88            BB/Ba2   Citigroup Capital XIII, Floating Rate Note,
                                             10/30/40                                      $      142,731
         7,750      8.12           CCC+/B3   GMAC Capital Trust I, Floating Rate Note,
                                             2/15/40                                              194,602
                                                                                           --------------
                                                                                           $      337,333
---------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.1%
           100                     CCC+/B3   Ally Financial, Inc., 7.0%, 12/31/99
                                             (Perpetual) (144A)                            $       93,553
                                                                                           --------------
                                             Total Diversified Financials                  $      430,886
---------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.1%
                                             Integrated Telecommunication Services -- 0.1%
         4,400                   BBB-/Baa3   Qwest Corp., 7.375%, 6/1/51                   $      118,272
                                                                                           --------------
                                             Total Telecommunication Services              $      118,272
---------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $723,902)                               $      782,513
---------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED STOCKS -- 0.2%
                                             BANKS -- 0.2%
                                             Diversified Banks -- 0.2%
           100                    BBB+/Ba1   Wells Fargo & Co., 7.5%, 12/31/99
                                             (Perpetual)                                   $      123,800
                                                                                           --------------
                                             Total Banks                                   $      123,800
---------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCKS
                                             (Cost $100,637)                               $      123,800
---------------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 1.3%
                                             MATERIALS -- 0.0%
                                             Precious Metals & Minerals -- 0.0%
        22,559                      BBB/NR   Mid-State Capital Trust 2010-1, 7.0%,
                                             12/15/45 (144A)                               $       23,528
                                                                                           --------------
                                             Total Materials                               $       23,528
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 19

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.3%
                                             Hotels, Resorts & Cruise Lines -- 0.3%
       250,000                       BB/NR   Westgate Resorts LLC, 9.0%, 1/20/25 (144A)    $      251,250
                                                                                           --------------
                                             Total Consumer Services                       $      251,250
---------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.9%
                                             Thrifts & Mortgage Finance -- 0.9%
        85,000      1.27             BB/A2   Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 10/25/34           $       70,753
       100,000                       BB/NR   CarNow Auto Receivables Trust 2012-1,
                                             6.9%, 11/15/16 (144A)                                100,325
        75,867                        A/B2   Citicorp Residential Mortgage Securities,
                                             Inc., 5.836%, 7/25/36 (Step)                          75,599
       125,000                        A/B2   Citicorp Residential Mortgage Securities,
                                             Inc., 5.892%, 3/25/37 (Step)                         123,772
       125,000                        A/B1   Citicorp Residential Mortgage Securities,
                                             Inc., 5.939%, 7/25/36 (Step)                         124,685
        36,632      4.46           BBB/Ba1   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 10/25/35                          36,806
        99,624      0.39           NR/Caa2   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 11/25/36 (144A)                   81,604
        30,978      0.46             B+/B3   RASC Trust, Floating Rate Note, 11/25/35              29,756
         6,056                       B+/A2   Structured Asset Securities Corp., 4.51%,
                                             2/25/35 (Step)                                         6,061
                                                                                           --------------
                                                                                           $      649,361
                                                                                           --------------
                                             Total Banks                                   $      649,361
---------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Other Diversified Financial Services -- 0.1%
        67,121                       BB/NR   Sierra Receivables Funding Co. LLC, 9.31%,
                                             7/20/28 (144A)                                $       67,113
                                                                                           --------------
                                             Total Diversified Financials                  $       67,113
---------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $945,273)                               $      991,252
---------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.3%
                                             BANKS -- 2.6%
                                             Thrifts & Mortgage Finance -- 2.6%
       210,162      2.80              A/NR   Banc of America Funding Corp., Floating
                                             Rate Note, 11/20/34                           $      182,387
       200,000      5.03            NR/Aa1   Citigroup Commercial Mortgage Trust,
                                             Floating Rate Note, 9/20/51 (144A)                   198,404
        77,772                     NR/Baa1   Citigroup Mortgage Loan Trust, Inc., 6.75%,
                                             8/25/34                                               82,854
        93,417      0.40             A+/A1   COMM 2007-FL14 Mortgage Trust, Floating
                                             Rate Note, 6/15/22 (144A)                             89,025
       100,000      5.98             NR/A2   COMM 2010-C1 Mortgage Trust, Floating
                                             Rate Note, 7/10/46 (144A)                            118,900

The accompanying notes are an integral part of these financial statements.

20 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
       100,000                     NR/Baa3   COMM 2011-THL Mortgage Trust, 5.949%,
                                             6/9/28 (144A)                                 $      104,136
       100,000      5.02           NR/Baa3   COMM 2012-CCRE2 Mortgage Trust,
                                             Floating Rate Note, 8/15/45 (144A)                    87,612
       123,310                     AAA/Ba1   Countrywide Alternative Loan Trust, 5.75%,
                                             3/25/34                                              121,808
        55,620      5.61            AAA/NR   Countrywide Home Loan Mortgage Pass
                                             Through Trust, Floating Rate Note, 1/25/33            56,337
       100,000                       NR/NR   GS Mortgage Securities Corp. II, 4.209%,
                                             2/10/21 (144A)                                       100,830
        87,971                      CCC/NR   GSR Mortgage Loan Trust, 6.0%, 2/25/36                89,570
       113,587      5.25            BB+/NR   GSR Mortgage Loan Trust, Floating Rate
                                             Note, 7/25/35                                        111,704
       262,667      2.96           NR/Caa1   JP Morgan Mortgage Trust, Floating Rate
                                             Note, 10/25/35                                       240,471
        20,398                     CC/Caa2   Structured Asset Securities Corp., 6.0%,
                                             8/25/35                                               18,421
        64,586      2.66           BBB-/B3   Thornburg Mortgage Securities Trust,
                                             Floating Rate Note, 9/25/37                           60,986
       100,000                      NR/Ba2   Wells Fargo Commercial Mortgage Trust,
                                             4.0%, 11/15/43 (144A)                                 78,297
        14,851                       NR/B3   Wells Fargo Mortgage Backed Securities
                                             Trust, 5.75%, 5/25/36                                 14,717
        48,344      2.64          BBB-/Ba2   Wells Fargo Mortgage Backed Securities
                                             Trust, Floating Rate Note, 3/25/35                    47,961
        50,000                      AA-/NR   WFDB Commercial Mortgage Trust, 5.914%,
                                             7/5/24 (144A)                                         52,151
       100,000      5.65           NR/Baa3   WFRBS Commercial Mortgage Trust 2011-C2,
                                             Floating Rate Note, 2/15/44 (144A)                    97,175
        50,000      5.42           NR/Baa1   WFRBS Commercial Mortgage Trust 2011-C4,
                                             Floating Rate Note, 6/15/44 (144A)                    49,914
                                                                                           --------------
                                                                                           $    2,003,660
                                                                                           --------------
                                             Total Banks                                   $    2,003,660
---------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.4%
                                             Other Diversified Financial Services -- 1.0%
       113,538      5.63             NR/A2   DBUBS Mortgage Trust, Floating Rate Note,
                                             7/10/44 (144A)                                $      125,018
       100,000      0.92           BBB+/A3   Morgan Stanley Capital I, Inc., Floating
                                             Rate Note, 12/15/20 (144A)                            91,956
       105,000      7.35            B+/Ba3   Morgan Stanley Capital I, Inc., Floating
                                             Rate Note, 7/15/32 (144A)                            108,399
        80,286                      AAA/NR   RALI Trust, 6.0%, 10/25/34                            81,713
       250,000                       NR/NR   Vericrest Opportunity Loan Transferee,
                                             6.414%, 2/26/52 (144A)                               250,000
       100,000      8.11             NR/NR   Vericrest Opportunity Loan Trust 2012-NPL1,
                                             Floating Rate Note, 3/25/49 (144A)            $      101,832
                                                                                           --------------
                                                                                           $      758,918
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 21

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.2%
       125,000      6.00            BB+/NR   COBALT CMBS Commercial Mortgage Trust
                                             2007-C3, Floating Rate Note, 5/15/46          $      128,977
---------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.1%
        70,434      5.10            CCC/NR   GMAC Mortgage Corp Loan Trust, Floating
                                             Rate Note, 5/25/35                            $       69,815
---------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.1%
       125,000      5.93          BB+/Baa3   Bear Stearns Commercial Mortgage
                                             Securities, Floating Rate Note, 9/11/38       $      112,974
                                                                                           --------------
                                             Total Diversified Financials                  $    1,070,684
---------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.3%
                                             Mortgage REITs -- 0.3%
        60,628      2.66            AAA/B2   American Home Mortgage Investment
                                             Trust, Floating Rate Note, 6/25/45            $       54,377
       175,000      4.18             NR/NR   FREMF Mortgage Trust, Floating Rate
                                             Note, 5/25/45 (144A)                                 149,905
                                                                                           --------------
                                                                                           $      204,282
                                                                                           --------------
                                             Total Real Estate                             $      204,282
---------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.0%
                                             Government -- 0.0%
       348,547      1.05             NR/NR   Government National Mortgage Association,
                                             Floating Rate Note, 3/16/53                   $       29,593
                                                                                           --------------
                                             Total Government                              $       29,593
---------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                             (Cost $3,087,629)                             $    3,308,219
---------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 58.8%
                                             ENERGY -- 9.1%
                                             Oil & Gas Drilling -- 0.5%
       175,000                        B/NR   Drill Rigs Holdings, Inc., 6.5%,
                                             10/1/17 (144A)                                $      173,906
       100,000                   CCC+/Caa1   Ocean Rig UDW, Inc., 9.5%, 4/27/16                   103,000
       105,000                      BB-/B2   Unit Corp., 6.625%, 5/15/21 (144A)                   108,412
                                                                                           --------------
                                                                                           $      385,318
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.8%
       150,000                      BB/Ba3   Bristow Group, Inc., 6.25%, 10/15/22          $      153,562
       100,000                       B+/B1   Calfrac Holdings LP, 7.5%, 12/1/20 (144A)             99,000
       123,000                        B/B3   Expro Finance Luxembourg SCA, 8.5%,
                                             12/15/16 (144A)                                      126,690
       100,000                      B/Caa1   Forbes Energy Services, Ltd., 9.0%, 6/15/19           97,000
       120,000                       B-/B3   Hiland Partners LP, 7.25%, 10/1/20 (144A)            124,800
        50,000                      BB/Ba3   Oil States International, Inc., 6.5%, 6/1/19          53,125
                                                                                           --------------
                                                                                           $      654,177
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.4%
       300,000                     BB+/Ba1   QEP Resources, Inc., 5.25%, 5/1/23            $      306,750
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 5.5%
       200,000                        B/B3   Carrizo Oil & Gas, Inc., 7.5%, 9/15/20        $      204,000
       100,000                       B-/B3   Chaparral Energy, Inc., 8.25%, 9/1/21                108,000
       205,000                       B-/B3   Comstock Resources, Inc., 9.5%, 6/15/20              220,375
       100,000                      BB+/B1   Concho Resources, Inc., 6.5%, 1/15/22                110,250
       225,000                        B/B2   EP Energy LLC, 7.75%, 9/1/22 (144A)                  229,500
       100,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20 (144A)                 109,000
       250,000                       B-/B3   EV Energy Partners LP, 8.0%, 4/15/19                 259,375
       285,000                       B-/B2   Forest Oil Corp., 7.5%, 9/15/20 (144A)               282,862
       200,000                   CCC+/Caa1   Goodrich Petroleum Corp., 8.875%, 3/15/19            193,500
       150,000                     CCC+/B3   Halcon Resources Corp., 9.75%,
                                             7/15/20 (144A)                                       153,375
       100,000                   CCC+/Caa1   Kodiak Oil & Gas Corp., 8.125%,
                                             12/1/19 (144A)                                       106,000
       150,000                     B-/Caa1   Midstates Petroleum Co, Inc., 10.75%,
                                             10/1/20 (144A)                                       156,375
       100,000                       B+/NR   MIE Holdings Corp., 9.75%, 5/12/16 (144A)            103,250
       100,000                       NR/NR   National JSC Naftogaz of Ukraine, 9.5%,
                                             9/30/14                                              101,630
       150,000                    BBB-/Ba1   Newfield Exploration Co., 5.625%, 7/1/24             166,500
       200,000                     B-/Caa1   Northern Oil and Gas, Inc., 8.0%, 6/1/20             206,000
       200,000                        B/B3   Oasis Petroleum, Inc., 6.875%, 1/15/23               212,500
       175,000                       B-/B3   PDC Energy, Inc., 7.75%, 10/15/22 (144A)             175,000
       100,000                        B/B3   Penn Virginia Corp., 7.25%, 4/15/19                   93,000
       160,000                   CCC+/Caa1   PetroBakken Energy, Ltd., 8.625%,
                                             2/1/20 (144A)                                        166,400
       140,000                     B-/Caa1   QR Energy LP, 9.25%, 8/1/20 (144A)                   142,800
       115,000                    CCC/Caa1   Quicksilver Resources, Inc., 7.125%, 4/1/16           98,325
       290,000                       B-/B3   Samson Investment Co., 9.75%,
                                             2/15/20 (144A)                                       298,700
       100,000                        B/B3   Stone Energy Corp., 8.625%, 2/1/17                   107,000
       100,000                   CCC+/Caa1   Venoco, Inc., 8.875%, 2/15/19                         87,000
       100,000                        B/B3   W&T Offshore, Inc., 8.5%, 6/15/19                    109,000
                                                                                           --------------
                                                                                           $    4,199,717
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.3%
       215,000                     BB+/Ba1   Tesoro Corp., 5.375%, 10/1/22                 $      221,450
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 23

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 1.3%
       325,000                        B/B1   Copano Energy LLC, 7.125%, 4/1/21             $      339,625
       200,000                   BBB-/Baa3   DCP Midstream Operating LP, 4.95%, 4/1/22            210,253
       100,000      7.00          BB+/Baa3   Enterprise Products Operating LLC,
                                             Floating Rate Note, 6/1/67                           107,125
        95,000                      BB/Ba3   MarkWest Energy Partners LP, 6.25%, 6/15/22          102,125
       100,000                    BBB/Baa2   Sunoco Logistics Partners Operations LP,
                                             6.1%, 2/15/42                                        110,307
       100,000                   BBB-/Baa3   The Williams Companies, Inc., 7.75%, 6/15/31         127,911
                                                                                           --------------
                                                                                           $      997,346
---------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.3%
       250,000                       B-/B2   James River Coal Co., 7.875%, 4/1/19          $      143,125
        75,000                        B/B3   Murray Energy Corp., 10.25%,
                                             10/15/15 (144A)                                       73,500
                                                                                           --------------
                                                                                           $      216,625
                                                                                           --------------
                                             Total Energy                                  $    6,981,383
---------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 5.3%
                                             Commodity Chemicals -- 0.3%
       100,000                     CCC+/B3   Hexion US Finance Corp., 8.875%, 2/1/18       $      102,750
       100,000                     BB+/Ba2   NOVA Chemicals Corp., 7.875%, 9/15/25                100,750
                                                                                           --------------
                                                                                           $      203,500
---------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.5%
       125,000                     BB-/Ba3   Celanese US Holdings LLC, 5.875%,
                                             6/15/21                                       $      140,000
       175,000                   CCC+/Caa1   INEOS Group Holdings SA, 8.5%,
                                             2/15/16 (144A)                                       165,375
        90,000                        B/B2   Orion Engineered Carbons Bondco
                                             GmbH, 9.625%, 6/15/18 (144A)                          98,550
                                                                                           --------------
                                                                                           $      403,925
---------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.2%
       170,000                      BB-/B1   Tronox Finance LLC, 6.375%,
                                             8/15/20 (144A)                                $      171,700
---------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 1.0%
       130,000                       B-/B3   AEP Industries, Inc., 8.25%, 4/15/19          $      137,800
       111,858                   CCC+/Caa1   ARD Finance SA, 11.125%,
                                             6/1/18 (144A) (PIK)                                  111,299
  EURO 100,000                     CCC+/B3   Ardagh Glass Finance Plc, 8.75%,
                                             2/1/20 (144A)                                        128,515
  EURO 150,000                      B+/Ba3   Ardagh Packaging Finance Plc, 7.375%,
                                             10/15/17 (144A)                                      204,821
  EURO 100,000                     BB+/Ba2   OI European Group BV, 6.75%,
                                             9/15/20 (144A)                                       142,652
                                                                                           --------------
                                                                                           $      725,087
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.5%
       200,000                      B+/Ba3   Cascades, Inc., 7.875%, 1/15/20               $      209,500
       100,000                   CCC+/Caa2   Exopack Holding Corp., 10.0%, 6/1/18                  96,000
        50,000                        B/B3   Packaging Dynamics Corp., 8.75%,
                                             2/1/16 (144A)                                         52,750
                                                                                           --------------
                                                                                           $      358,250
---------------------------------------------------------------------------------------------------------
                                             Aluminum -- 0.2%
       150,000                   BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                   $      165,535
---------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 1.0%
       200,000                   BBB-/Baa3   Gold Fields Orogen Holding BVI, Ltd.,
                                             4.875%, 10/7/20 (144A)                        $      203,422
        75,000                      BB-/B1   KGHM International, Ltd., 7.75%,
                                             6/15/19 (144A)                                        77,250
       100,000                   CCC+/Caa1   Midwest Vanadium Pty, Ltd., 11.5%,
                                             2/15/18 (144A)                                        61,000
       200,000                   CCC+/Caa1   Mirabela Nickel, Ltd., 8.75%,
                                             4/15/18 (144A)                                       150,000
       100,000                     CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20 (144A)                  99,000
       200,000                      BB/Ba3   Vedanta Resources Plc, 8.25%,
                                             6/7/21 (144A)                                        194,000
                                                                                           --------------
                                                                                           $      784,672
---------------------------------------------------------------------------------------------------------
                                             Gold -- 0.2%
       180,000                      BB-/B1   IAMGOLD Corp., 6.75%, 10/1/20 (144A)          $      176,400
---------------------------------------------------------------------------------------------------------
                                             Steel -- 0.7%
       100,000                        B/B3   Essar Steel Algoma, Inc., 9.375%,
                                             3/15/15 (144A)                                $       95,250
       100,000                        B/B3   JMC Steel Group, 8.25%, 3/15/18 (144A)               102,000
       100,000                       NR/B2   Metinvest BV, 8.75%, 2/14/18 (144A)                   95,250
       120,000                     BB+/Ba2   Steel Dynamics, Inc., 6.125%,
                                             8/15/19 (144A)                                       124,800
       120,000                     BB+/Ba2   Steel Dynamics, Inc., 6.375%,
                                             8/15/22 (144A)                                       123,900
                                                                                           --------------
                                                                                           $      541,200
---------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.7%
       200,000                       B+/B1   Appleton Papers, Inc., 10.5%,
                                             6/15/15 (144A)                                $      212,500
       120,000                     BB+/Ba1   PH Glatfelter Co., 5.375%,
                                             10/15/20 (144A)                                      121,200
       200,000                      BB/Ba2   Sappi Papier Holding GmbH, 6.625%,
                                             4/15/21 (144A)                                       192,000
                                                                                           --------------
                                                                                           $      525,700
                                                                                           --------------
                                             Total Materials                               $    4,055,969
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 25

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 4.0%
                                             Aerospace & Defense -- 0.1%
       100,000                       B-/B2   DynCorp International, Inc., 10.375%,
                                             7/1/17                                        $       86,250
---------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.3%
        50,000                    BBB-/Ba2   Masco Corp., 5.95%, 3/15/22                   $       54,776
       135,000                    BBB-/Ba2   Masco Corp., 7.125%, 3/15/20                         153,673
                                                                                           --------------
                                                                                           $      208,449
---------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.7%
       200,000                       B+/B1   Abengoa Finance SAU, 8.875%,
                                             11/1/17 (144A)                                $      185,000
       150,000                       B+/B1   Empresas ICA SAB de CV, 8.375%,
                                             7/24/17 (144A)                                       156,375
       200,000                       B+/B1   Empresas ICA SAB de CV, 8.9%,
                                             2/4/21 (144A)                                        209,000
                                                                                           --------------
                                                                                           $      550,375
---------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.4%
       200,000                        B/B3   Coleman Cable, Inc., 9.0%, 2/15/18            $      213,000
       100,000                        B/B3   WireCo WorldGroup, Inc., 9.5%, 5/15/17               107,000
                                                                                           --------------
                                                                                           $      320,000
---------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.7%
       100,000                     BB-/Ba2   Boart Longyear Management Pty, Ltd., 7.0%,
                                             4/1/21 (144A)                                 $      102,625
       100,000                        B/NR   Cia Latinoamericana de Infraestructura
                                             & Servicios SA, 9.5%, 12/15/16                        65,000
       200,000                       B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                             4/1/22 (144A)                                        200,000
       150,000                     CCC+/B3   Park-Ohio Industries, Inc., 8.125%, 4/1/21           155,250
                                                                                           --------------
                                                                                           $      522,875
---------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery & Heavy
                                             Trucks -- 0.2%
       100,000                        B/B2   Commercial Vehicle Group, Inc.,
                                             7.875%, 4/15/19                               $      101,000
       100,000                     CCC+/B2   Navistar International Corp., 8.25%, 11/1/21          94,875
                                                                                           --------------
                                                                                           $      195,875
---------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.7%
       100,000                      B/Caa2   Liberty Tire Recycling, 11.0%,
                                             10/1/16 (144A)                                $       97,000
       100,000                   CCC+/Caa2   Mueller Water Products, Inc., 7.375%,
                                             6/1/17                                               102,500
       200,000                       B+/NR   WPE International Cooperatief UA,
                                             10.375%, 9/30/20 (144A)                              170,000
       198,000                        B/B3   Xerium Technologies, Inc., 8.875%, 6/15/18           175,230
                                                                                           --------------
                                                                                           $      544,730
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.9%
       200,000                      BB+/NR   Aviation Capital Group Corp., 6.75%,
                                             4/6/21 (144A)                                 $      203,880
       175,000                       B+/B3   H&E Equipment Services, Inc., 7.0%,
                                             9/1/22 (144A)                                        182,000
       100,000                       B-/B3   INTCOMEX, Inc., 13.25%, 12/15/14                     102,000
        55,000                       B+/B3   UR Merger Sub Corp., 7.375%,
                                             5/15/20 (144A)                                        59,125
       100,000                       B+/B3   UR Merger Sub Corp., 7.625%,
                                             4/15/22 (144A)                                       109,500
                                                                                           --------------
                                                                                           $      656,505
                                                                                           --------------
                                             Total Capital Goods                           $    3,085,059
---------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                             Diversified Support Services -- 0.1%
       100,000                        B/B3   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)      $       99,750
                                                                                           --------------
                                             Total Commercial Services & Supplies          $       99,750
---------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 1.7%
                                             Air Freight & Logistics -- 0.2%
       200,000                      B-/Ba3   CEVA Group Plc, 8.375%, 12/1/17 (144A)        $      192,750
---------------------------------------------------------------------------------------------------------
                                             Airlines -- 0.3%
        49,590                     BB+/Ba2   Continental Airlines 1997-4 Class B
                                             Pass Through Trust, 6.9%, 1/2/17              $       51,573
        49,861                     BB-/Ba1   Continental Airlines 2001-1 Class B
                                             Pass Through Trust, 7.373%, 12/15/15                  53,416
       100,000                     BB+/Ba3   Delta Air Lines 2010-1 Class B Pass
                                             Through Trust, 6.375%, 1/2/16                        100,000
                                                                                           --------------
                                                                                           $      204,989
---------------------------------------------------------------------------------------------------------
                                             Marine -- 0.2%
       160,000                       B+/B3   Navios South American Logistics, Inc.,
                                             9.25%, 4/15/19                                $      150,400
---------------------------------------------------------------------------------------------------------
                                             Trucking -- 0.8%
       150,000                   BBB-/Baa2   Asciano Finance, Ltd., 5.0%, 4/7/18 (144A)    $      161,095
       100,000                        B/B3   syncreon Global Ireland, Ltd., 9.5%,
                                             5/1/18 (144A)                                        104,250
       325,000                     BBB+/A3   Transnet SOC, Ltd., 4.0%, 7/26/22 (144A)             330,362
                                                                                           --------------
                                                                                           $      595,707
---------------------------------------------------------------------------------------------------------
                                             Airport Services -- 0.2%
        93,000                        B/B2   Aeropuertos Argentina 2000 SA, 10.75%,
                                             12/1/20 (144A)                                $       91,605
       100,000                        B/B2   Aguila 3 SA, 7.875%, 1/31/18 (144A)                  105,000
                                                                                           --------------
                                                                                           $      196,605
                                                                                           --------------
                                             Total Transportation                          $    1,340,451
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 27

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------

                                             AUTOMOBILES & COMPONENTS -- 1.2%
                                             Auto Parts & Equipment -- 0.3%
       200,000                      B/Caa1   International Automotive Components
                                             Group SA, 9.125%, 6/1/18 (144A)               $      192,000
       100,000                       B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                             4/15/16 (144A)                                        93,000
                                                                                           --------------
                                                                                           $      285,000
---------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.6%
       200,000                      BB-/B2   Cooper Tire & Rubber Co., 8.0%, 12/15/19      $      227,000
       210,000                       B+/B1   The Goodyear Tire & Rubber Co.,
                                             7.0%, 5/15/22                                        222,600
                                                                                           --------------
                                                                                           $      449,600
---------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.3%
       100,000                      NR/Ba1   Automotores Gildemeister SA, 8.25%,
                                             5/24/21 (144A)                                $      108,750
       100,000                        B/B2   Chrysler Group LLC, 8.25%, 6/15/21                   106,500
                                                                                           --------------
                                                                                           $      215,250
                                                                                           --------------
                                             Total Automobiles & Components                $      949,850
---------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 1.6%
                                             Homebuilding -- 0.8%
       100,000                      NR/Ba3   Desarrolladora Homex SAB de CV, 9.5%,
                                             12/11/19 (144A)                               $      102,000
        55,000                      NR/Ba3   Desarrolladora Homex SAB de CV,
                                             9.75%, 3/25/20 (144A)                                 56,100
       200,000                        B/B2   KB Home, 8.0%, 3/15/20                               221,500
        95,000                      BB-/B1   The Ryland Group, Inc., 5.375%, 10/1/22               95,238
       200,000                      NR/Ba3   Urbi Desarrollos Urbanos SAB de CV,
                                             9.5%, 1/21/20 (144A)                                 176,000
                                                                                           --------------
                                                                                           $      650,838
---------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.5%
       330,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                             8/15/19                                       $      351,038
---------------------------------------------------------------------------------------------------------
                                             Leisure Products -- 0.1%
  EURO 100,000                    CCC/Caa2   Heckler & Koch GmbH, 9.5%,
                                             5/15/18 (144A)                                $      108,595
---------------------------------------------------------------------------------------------------------
                                             Footwear -- 0.2%
       115,000                       NR/B2   Wolverine World Wide, Inc., 6.125%,
                                             10/15/20 (144A)                               $      118,450
                                                                                           --------------
                                             Total Consumer Durables & Apparel             $    1,228,921
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 1.7%
                                             Casinos & Gaming -- 1.1%
       295,000                     B-/Caa2   Codere Finance Luxembourg SA, 9.25%,
                                             2/15/19 (144A)                                $      241,900
  EURO 200,000      8.25            BB/Ba2   Lottomatica Group S.p.A., Floating Rate
                                             Note, 3/31/66 (144A)                                 252,642
       250,000                       B-/B3   MGM Resorts International, 6.75%,
                                             10/1/20 (144A)                                       250,000
       100,000                      BB-/B1   Scientific Games International, Inc.,
                                             9.25%, 6/15/19                                       111,000
                                                                                           --------------
                                                                                           $      855,542
---------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines -- 0.3%
       200,000                     CCC+/B2   Seven Seas Cruises S de RL LLC,
                                             9.125%, 5/15/19                               $      208,000
---------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.3%
       260,000                      BB/Ba3   Sotheby's, 5.25%, 10/1/22 (144A)              $      262,600
                                                                                           --------------
                                             Total Consumer Services                       $    1,326,142
---------------------------------------------------------------------------------------------------------
                                             MEDIA -- 1.3%
                                             Broadcasting -- 1.1%
       100,000                      BB-/B1   CCO Holdings LLC, 6.5%, 4/30/21               $      107,000
       250,000                     CCC+/B3   Cumulus Media Holdings, Inc., 7.75%,
                                             5/1/19                                               243,125
       100,000                   CCC+/Caa3   Intelsat Luxembourg SA, 11.5%, 2/4/17                106,000
  EURO 100,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                             12/1/18 (144A)                                       117,591
       150,000                       B+/B2   Univision Communications, Inc., 6.875%,
                                             5/15/19 (144A)                                       154,500
       100,000                   CCC+/Caa2   Univision Communications, Inc., 8.5%,
                                             5/15/21 (144A)                                       101,500
                                                                                           --------------
                                                                                           $      829,716
---------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.1%
       100,000                   CCC+/Caa1   Production Resource Group, Inc.,
                                             8.875%, 5/1/19                                $       70,000
---------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.1%
       100,000                       B-/B3   MPL 2 Acquisition Canco, Inc., 9.875%,
                                             8/15/18 (144A)                                $       89,500
                                                                                           --------------
                                             Total Media                                   $      989,216
---------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.5%
                                             Department Stores -- 0.2%
       100,000                        B/NR   Grupo Famsa SAB de CV, 11.0%,
                                             7/20/15 (144A)                                $      106,500
---------------------------------------------------------------------------------------------------------
                                             Apparel Retail -- 0.3%
       250,000                        B/B3   Brown Shoe Co., Inc., 7.125%, 5/15/19         $      255,625
                                                                                           --------------
                                             Total Retailing                               $      362,125
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 29

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 1.9%
                                             Soft Drinks -- 0.1%
        35,000                      BB/Ba2   Central American Bottling Corp.,
                                             6.75%, 2/9/22 (144A)                          $       37,800
---------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 1.5%
        75,000                        B/NR   Agrokor DD, 8.875%, 2/1/20 (144A)             $       75,000
       200,000                   BBB-/Baa3   BRF -- Brasil Foods SA, 5.875%,
                                             6/6/22 (144A)                                        218,500
       200,000                        B/B3   FAGE Dairy Industry SA, 9.875%,
                                             2/1/20 (144A)                                        196,500
       100,000                       B+/B2   Marfrig Holding Europe BV, 8.375%,
                                             5/9/18 (144A)                                         81,500
       100,000                       B+/B2   Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)           82,650
       200,000                       B+/B2   Minerva Overseas II, Ltd., 10.875%,
                                             11/15/19 (144A)                                      221,000
       100,000                     B-/Caa1   Pilgrim's Pride Corp., 7.875%, 12/15/18       $       95,250
       200,000                       B+/B1   Post Holdings, Inc., 7.375%, 2/15/22 (144A)          212,500
                                                                                           --------------
                                                                                           $    1,182,900
---------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.3%
       200,000                       B-/B3   Alliance One International, Inc., 10.0%,
                                             7/15/16                                       $      207,000
                                                                                           --------------
                                             Total Food, Beverage & Tobacco                $    1,427,700
---------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 3.2%
                                             Health Care Equipment -- 0.5%
       200,000                       BB/B2   Hologic, Inc., 6.25%, 8/1/20 (144A)           $      212,000
       150,000                       B+/B2   Physio-Control International, Inc.,
                                             9.875%, 1/15/19 (144A)                               164,250
                                                                                           --------------
                                                                                           $      376,250
---------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.3%
       100,000                      B/Caa1   ConvaTec Healthcare E SA, 10.5%,
                                             12/15/18 (144A)                               $      108,500
       100,000                     B-/Caa1   Immucor, Inc., 11.125%, 8/15/19                      113,000
                                                                                           --------------
                                                                                           $      221,500
---------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.3%
       200,000                    CCC/Caa2   Gentiva Health Services, Inc., 11.5%, 9/1/18  $      188,750
        75,000                   CCC+/Caa1   Rural Metro Corp., 10.125%, 7/15/19 (144A)            74,438
                                                                                           --------------
                                                                                           $      263,188
---------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 1.5%
       100,000                       B+/B1   Aviv Healthcare Properties LP, 7.75%,
                                             2/15/19                                       $      106,000
       200,000                        B/B3   Capella Healthcare, Inc., 9.25%, 7/1/17              213,250
       215,000                        B/B3   CHS, 7.125%, 7/15/20                                 229,378

The accompanying notes are an integral part of these financial statements.

30 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- (continued)
       300,000                       B-/B3   Kindred Healthcare, Inc., 8.25%, 6/1/19       $      291,750
       100,000                     CCC+/NR   United Surgical Partners International,
                                             Inc., 9.0%, 4/1/20 (144A)                            108,500
       200,000                       B-/B3   Vanguard Health Holding Co. II LLC,
                                             7.75%, 2/1/19                                        212,750
         3,000                   CCC+/Caa1   Vanguard Health Systems, Inc., 0.0%,
                                             2/1/16 (c)                                             2,100
                                                                                           --------------
                                                                                           $    1,163,728
---------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.6%
       200,000                   CCC+/Caa1   Emdeon, Inc., 11.0%, 12/31/19 (144A)          $      227,000
       175,000                       B-/B3   MedAssets, Inc., 8.0%, 11/15/18                      190,750
                                                                                           --------------
                                                                                           $      417,750
                                                                                           --------------
                                             Total Health Care Equipment
                                             & Services                                    $    2,442,416
---------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY
                                             & LIFE SCIENCES -- 0.6%
                                             Biotechnology -- 0.4%
       155,000                      BB-/B1   VPI Escrow Corp., 6.375%,
                                             10/15/20 (144A)                               $      158,100
       130,000                      BB-/B3   Warner Chilcott Co. LLC, 7.75%, 9/15/18              138,775
                                                                                           --------------
                                                                                           $      296,875
---------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.2%
       110,000                     NR/Caa1   Sky Growth Acquisition Corp., 7.375%,
                                             10/15/20 (144A)                               $      110,550
        55,000                       NR/B1   Valeant Pharmaceuticals International,
                                             6.375%, 10/15/20 (144A)                               56,100
                                                                                           --------------
                                                                                           $      166,650
                                                                                           --------------
                                             Total Pharmaceuticals, Biotechnology
                                             & Life Sciences                               $      463,525
---------------------------------------------------------------------------------------------------------
                                             BANKS -- 3.1%
                                             Diversified Banks -- 1.3%
       200,000                      NR/Ba2   Banco GNB Sudameris SA, 7.5%,
                                             7/30/22 (144A)                                $      215,263
       100,000                     NR/Baa2   Bancolombia SA, 5.95%, 6/3/21                        112,500
       250,000                      BBB/NR   BBVA Banco Continental SA, 5.0%,
                                             8/26/22 (144A)                                       256,875
       150,000                       NR/A3   BBVA Bancomer SA Texas, 6.5%,
                                             3/10/21 (144A)                                       164,325
       250,000                      A/Baa1   Nordea Bank AB, 4.25%, 9/21/22 (144A)                248,451
                                                                                           --------------
                                                                                           $      997,414
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 31

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 1.6%
       125,000                    BB+/Baa3   Capital One Capital VI, 8.875%, 5/15/40       $      127,095
       250,000                        A/A2   HSBC Bank USA NA New York NY, 6.0%,
                                             8/9/17                                               291,438
       150,000      6.75          BBB/Baa3   PNC Financial Services Group, Inc., Floating
                                             Rate Note, 7/29/49 (Perpetual)                       167,630
       400,000      5.38         BBB+/Baa1   State Street Capital Trust III, Floating
                                             Rate Note, 1/29/49 (Perpetual)                       400,052
       250,000                     BBB-/NR   UBS AG, 7.625%, 8/17/22                       $      261,390
                                                                                           --------------
                                                                                           $    1,247,605
---------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.2%
       100,000                   BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17        $      103,875
                                                                                           --------------
                                             Total Banks                                   $    2,348,894
---------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 7.3%
                                             Other Diversified Financial Services -- 4.7%
       150,000                     A-/Baa2   Citigroup, Inc., 5.375%, 8/9/20               $      173,418
       250,000     10.25            BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                             258,775
       250,000     11.25             B+/NR   Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                             257,925
       250,000      9.00             BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                             3/16/16 (Cat Bond) (144A)                            268,225
       200,000      7.12          AA-/Baa1   General Electric Capital Corp., Floating
                                             Rate Note, 12/15/49 (Perpetual)                      222,884
       200,000                        A/A2   JPMorgan Chase & Co., 4.35%, 8/15/21                 220,436
       100,000      7.90           BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                             Note, 4/29/49 (Perpetual)                            113,573
       250,000      6.00             BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                             1/8/14 (Cat Bond) (144A)                             250,400
       250,000      7.25             BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                             1/8/14 (Cat Bond) (144A)                             252,350
       250,000      6.25             BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                             5/17/13 (Cat Bond) (144A)                            252,775
       250,000      9.98            BB-/NR   Loma Reinsurance, Ltd., Floating Rate
                                             Note, 12/21/12 (Cat Bond) (144A)                     251,200
       250,000      7.50            BB-/NR   Queen Street IV Capital, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond) (144A)                  245,850
       250,000      8.50             B+/NR   Queen Street V Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                       250,850
       300,000      6.25             BB/NR   Residential Reinsurance 2010, Ltd., Floating
                                             Rate Note, 6/6/13 (Cat Bond) (144A)                  306,420
       250,000      8.00            BB-/NR   Residential Reinsurance 2012, Ltd., Floating
                                             Rate Note, 6/6/16 (Cat Bond) (144A)                  254,225
       100,000      7.70            BBB/NR   Tiers Trust, Floating Rate Note,
                                             10/15/97 (144A) (d)                                   58,770
                                                                                           --------------
                                                                                           $    3,638,076
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.6%
       200,000                    BBB/Baa3   Cantor Fitzgerald LP, 7.875%,
                                             10/15/19 (144A)                               $      206,560
       250,000      5.25            BB+/NR   Kibou, Ltd., Floating Rate Note, 2/16/15
                                             (Cat Bond) (144A)                             $      254,400
                                                                                           --------------
                                                                                           $      460,960
---------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.3%
       150,000                    CCC/Caa1   Springleaf Finance Corp., 6.9%, 12/15/17      $      127,500
       100,000                       NR/NR   Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)              97,000
                                                                                           --------------
                                                                                           $      224,500
---------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody Banks -- 0.5%
       250,000                        A/NR   Blackstone Holdings Finance Co. LLC,
                                             6.25%, 8/15/42 (144A)                         $      265,269
       100,000                     BB+/Ba1   Neuberger Berman Group LLC, 5.625%,
                                             3/15/20 (144A)                                       106,500
                                                                                           --------------
                                                                                           $      371,769
---------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 1.2%
       100,000      4.00           BB+/Ba2   Goldman Sachs Capital II, Floating Rate
                                             Note, 6/1/43                                  $       75,316
       100,000                      BBB/A3   Macquarie Bank, Ltd., 6.625%,
                                             4/7/21 (144A)                                        107,010
       150,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.0%, 2/3/14              156,195
       200,000                   BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%, 5/14/38            251,171
       150,000                     NR/Baa3   Scottrade Financial Services, Inc., 6.125%,
                                             7/11/21 (144A)                                       154,786
       150,000                       A-/A3   The Goldman Sachs Group, Inc., 5.25%,
                                             7/27/21                                              165,365
                                                                                           --------------
                                                                                           $      909,843
                                                                                           --------------
                                             Total Diversified Financials                  $    5,605,148
---------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 7.5%
                                             Insurance Brokers -- 1.1%
       200,000                    CCC/Caa2   Alliant Holdings I, Inc., 11.0%,
                                             5/1/15 (144A)                                 $      206,000
       300,000                   CCC+/Caa2   Hub International, Ltd., 8.125%,
                                             10/15/18 (144A)                                      303,750
   GBP 100,000                      NR/Ba3   Towergate Finance Plc, 8.5%,
                                             2/15/18 (144A)                                       157,316
       100,000                    CCC/Caa2   USI Holdings Corp., 9.75%, 5/15/15 (144A)            101,125
       100,000      4.31          CCC/Caa1   USI Holdings Corp., Floating Rate Note,
                                             11/15/14 (144A)                                       96,750
                                                                                           --------------
                                                                                           $      864,941
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 33

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 0.8%
       150,000                      B+/Ba3   CNO Financial Group, Inc., 6.375%,
                                             10/1/20 (144A)                                $      153,000
       400,000      5.88         BBB+/Baa3   Prudential Financial, Inc., Floating Rate
                                             Note, 9/15/42                                        410,000
                                                                                           --------------
                                                                                           $      563,000
---------------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.7%
       300,000                    BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21       $      306,750
       225,000      7.00           BB/Baa3   Liberty Mutual Group, Inc., Floating Rate
                                             Note, 3/15/37 (144A)                                 213,750
                                                                                           --------------
                                                                                           $      520,500
---------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.9%
       250,000                   BBB-/Baa3   Fidelity National Financial, Inc.,
                                             5.5%, 9/1/22                                  $      268,002
       100,000                    BBB/Baa2   OneBeacon US Holdings, Inc., 5.875%,
                                             5/15/13                                              102,367
       110,000      7.51           BB+/Ba2   Sirius International Group, Ltd., Floating
                                             Rate Note, 5/29/49 (Perpetual) (144A)                112,108
       250,000      6.50          BBB-/Ba1   XL Group Plc, Floating Rate Note,
                                             12/29/49 (Perpetual)                                 230,000
                                                                                           --------------
                                                                                           $      712,477
---------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 4.0%
       250,000     14.00             B-/NR   Blue Fin, Ltd., Floating Rate Note,
                                             5/28/13 (Cat Bond) (144A)                     $      259,500
       250,000     10.00             NR/B1   Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                             262,525
       250,000      6.00            BB+/NR   Longpoint Re, Ltd., Floating Rate Note,
                                             6/12/15 (Cat Bond) (144A)                            262,575
       250,000     10.16              B/NR   Montana Re, Ltd., Floating Rate Note,
                                             12/7/12 (Cat Bond) (144A)                            251,475
       250,000      9.00             BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                            259,750
       250,000     12.00              B/NR   Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                            264,400
       250,000     11.41             NR/B2   Mythen, Ltd., Floating Rate Note,
                                             5/7/15 (Cat Bond) (144A)                             263,025
       250,000      6.75         BBB-/Baa3   Reinsurance Group of America, Inc.,
                                             Floating Rate Note, 12/15/65                         243,942
       250,000     13.17             B-/NR   Successor X, Ltd., Floating Rate Note,
                                             1/7/14 (Cat Bond) (144A)                             254,075
       250,000      9.66              B/NR   Successor X, Ltd., Floating Rate Note,
                                             2/25/14 (Cat Bond) (144A)                            251,725
       250,000     13.00             NR/NR   Successor X, Ltd., Floating Rate Note,
                                             2/25/14 (Cat Bond) (144A)                            255,575
       200,000                   BBB+/Baa2   Validus Holdings, Ltd., 8.875%, 1/26/40       $      253,678
                                                                                           --------------
                                                                                           $    3,082,245
                                                                                           --------------
                                             Total Insurance                               $    5,743,163
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.2%
                                             Diversified REITs -- 0.5%
       100,000                      B+/Ba3   CNL Lifestyle Properties, Inc., 7.25%,
                                             4/15/19                                       $       94,750
       250,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.375%,
                                             4/15/21 (144A)                                       274,419
                                                                                           --------------
                                                                                           $      369,169
---------------------------------------------------------------------------------------------------------
                                             Specialized REITs -- 0.7%
       250,000                   BBB-/Baa2   Hospitality Properties Trust, 5.0%, 8/15/22   $      262,636
       100,000                      BB-/B1   Sabra Health Care LP, 8.125%, 11/1/18                109,500
       150,000                    BBB/Baa2   Ventas Realty LP, 4.75%, 6/1/21                      164,855
                                                                                           $      536,991
                                                                                           --------------
                                             Total Real Estate                             $      906,160
---------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.5%
                                             Internet Software & Services -- 0.4%
       100,000                     BB-/Ba2   Equinix, Inc., 7.0%, 7/15/21                  $      112,000
       205,000                      BB-/B1   j2 Global, Inc., 8.0%, 8/1/20 (144A)                 207,050
                                                                                           --------------
                                                                                           $      319,050
---------------------------------------------------------------------------------------------------------
                                             Application Software -- 0.1%
        90,000                     BB-/Ba3   Nuance Communications, Inc., 5.375%,
                                             8/15/20 (144A)                                $       92,925
                                                                                           --------------
                                             Total Software & Services                     $      411,975
---------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
                                             Communications Equipment -- 0.5%
       260,000                        B/B3   CommScope, Inc., 8.25%,
                                             1/15/19 (144A)                                $      280,800
       100,000                       B+/NR   ViaSat, Inc., 6.875%, 6/15/20                        103,000
                                                                                           --------------
                                                                                           $      383,800
---------------------------------------------------------------------------------------------------------
                                             Computer Hardware -- 0.2%
       185,000                      BB/Ba2   NCR Corp., 5.0%, 7/15/22 (144A)               $      186,850
---------------------------------------------------------------------------------------------------------
                                             Computer Storage & Peripherals -- 0.3%
       200,000                     BB+/Ba1   Seagate HDD Cayman, 7.0%, 11/1/21             $      214,000
---------------------------------------------------------------------------------------------------------
                                             Electronic Equipment Manufacturers -- 0.3%
       200,000                      BB-/B2   Viasystems, Inc., 7.875%, 5/1/19 (144A)       $      199,500
                                                                                           --------------
                                             Total Technology Hardware & Equipment         $      984,150
---------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 0.4%
                                             Semiconductor Equipment -- 0.2%
       150,000                     B+/Caa1   MEMC Electronic Materials, Inc.,
                                             7.75%, 4/1/19                                 $      123,000
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 35

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.2%
       195,000                     BB-/Ba3   Advanced Micro Devices, Inc., 7.5%,
                                             8/15/22 (144A)                                $      188,175
                                                                                           --------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                       $      311,175
---------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 3.1%
                                             Integrated Telecommunication Services -- 2.2%
       150,000                     BB/Baa3   CenturyLink, Inc., 7.6%, 9/15/39              $      158,644
       220,000                        B/B1   Cincinnati Bell, Inc., 8.375%, 10/15/20              236,500
       250,000                      BB/Ba2   Frontier Communications Corp., 8.75%,
                                             4/15/22                                              283,750
       155,000                      NR/Ba3   GTP Acquisition Partners I LLC, 7.628%,
                                             6/15/16 (144A)                                       161,081
       125,000                    BBB/Baa2   Telefonica Emisiones SAU, 6.221%, 7/3/17             130,625
  EURO 200,000                      B+/Ba3   Telenet Finance III Luxembourg SCA,
                                             6.625%, 2/15/21 (144A)                               264,420
       100,000                      BB-/B1   tw telecom holdings inc, 5.375%,
                                             10/1/22 (144A)                                       102,000
       305,000                       B/Ba3   Windstream Corp., 7.5%, 6/1/22                       323,300
                                                                                           --------------
                                                                                           $    1,660,320
---------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.9%
       200,000                     NR/Caa1   Digicel Group, Ltd., 8.25%, 9/30/20 (144A)    $      210,000
       150,000                        B/B3   Intelsat Jackson Holdings SA, 7.5%, 4/1/21           162,375
       100,000                        B/B2   MetroPCS Wireless, Inc., 7.875%, 9/1/18              108,000
       200,000                      BB/Ba3   VimpelCom Holdings BV, 7.504%,
                                             3/1/22 (144A)                                        209,750
                                                                                           --------------
                                                                                           $      690,125
                                                                                           --------------
                                             Total Telecommunication Services              $    2,350,445
---------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 2.2%
                                             Electric Utilities -- 0.9%
       100,000                     CCC+/NR   Cia de Transporte de Energia Electrica
                                             en Alta Tension Transener SA, 9.75%,
                                             8/15/21 (144A)                                $       45,000
       150,000                   BBB+/Baa1   Enel Finance International NV, 5.125%,
                                             10/7/19 (144A)                                       155,746
       200,000                    BB+/Baa3   Israel Electric Corp., Ltd., 6.7%, 2/10/17
                                             (144A)                                               216,000
        75,000      6.25         BBB-/Baa2   Southern California Edison Co.,
                                             Floating Rate Note, 8/1/49 (Perpetual)        $       81,448
       200,000                    CCC/Caa1   Texas Competitive Electric Holdings
                                             Co. LLC, 11.5%, 10/1/20 (144A)                       156,500
                                                                                           --------------
                                                                                           $      654,694
---------------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.2%
       165,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22           $      177,788
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders -- 1.1%
       250,000      5.75            BB+/NR   East Lane Re, Ltd., Floating Rate Note,
                                             3/14/14 (Cat Bond) (144A)                     $      258,100
       100,000                       NR/B1   Inkia Energy, Ltd., 8.375%, 4/4/21 (144A)            109,000
       150,000                      BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19                    159,000
       200,000                      BB-/B1   NRG Energy, Inc., 8.25%, 9/1/20                      218,000
       100,000                      BB-/B1   NRG Energy, Inc., 8.5%, 6/15/19                      108,000
                                                                                           --------------
                                                                                           $      852,100
                                                                                           --------------
                                             Total Utilities                               $    1,684,582
---------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $44,126,732)                            $   45,098,199
---------------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT BONDS -- 0.4%
       100,000                        B/B3   Provincia de Buenos Aires Argentina,
                                             10.875%, 1/26/21 (144A)                       $       72,500
       200,000                       B+/B2   Ukraine Government International
                                             Bond, 9.25%, 7/24/17 (144A)                          210,092
                                                                                           --------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $294,209)                               $      282,592
---------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 1.1%
                                             Municipal Airport -- 0.2%
       150,000                       NR/NR   City of Charlotte North Carolina, 5.6%,
                                             7/1/27                                        $      137,228
---------------------------------------------------------------------------------------------------------
                                             Municipal Development -- 0.1%
       100,000      8.50             NR/NR   California State Enterprise Development
                                             Authority, Floating Rate Note, 4/1/31         $      115,963
---------------------------------------------------------------------------------------------------------
                                             Municipal General -- 0.3%
       100,000                     BB+/Ba1   Central Texas Regional Mobility Authority,
                                             6.75%, 1/1/41                                 $      115,368
       100,000                       A+/A1   New Jersey Transportation Trust Fund
                                             Authority, 5.5%, 6/15/41                             117,116
                                                                                           --------------
                                                                                           $      232,484
---------------------------------------------------------------------------------------------------------
                                             Municipal Medical -- 0.4%
       100,000                      AA-/A1   Massachusetts Development Finance Agency,
                                             5.25%, 4/1/37                                 $      113,411
       150,000                        A/NR   New Hampshire Health & Education Facilities
                                             Authority, 6.5%, 1/1/41                              176,142
                                                                                           --------------
                                                                                           $      289,553
---------------------------------------------------------------------------------------------------------
                                             Municipal Pollution -- 0.1%
       100,000                       B+/B1   County of York South Carolina, 5.7%, 1/1/24   $      100,004
                                                                                           --------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $766,622)                               $      875,232
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 37

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN
                                             INTERESTS -- 20.4%**
                                             ENERGY -- 0.6%
                                             Oil & Gas Equipment & Services -- 0.1%
        88,004      6.25              B/B3   FTS International Services LLC, Term Loan,
                                             5/6/16                                        $       84,951
---------------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.1%
        78,426      4.50          BBB/Baa2   Glenn Pool Oil & Gas Trust, Term Loan,
                                             6/1/16                                        $       78,818
---------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.4%
       265,000      5.00             NR/NR   EP Energy LLC, Tranche B-1 Loan, 5/24/18      $      267,899
                                                                                           --------------
                                             Total Energy                                  $      431,668
---------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 1.7%
                                             Commodity Chemicals -- 0.2%
       110,000      0.00              B/B1   CPG International I, Inc., Term Loan, 9/21/19 $      110,412
        49,750      5.25            BB-/B1   Taminco Global Chemical Corp., Tranche B-1
                                             Dollar Term Loan, 2/15/19                             50,372
                                                                                           --------------
                                                                                           $      160,784
---------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.3%
       134,325      6.50             NR/B1   Ineos Group Holdings, Ltd., Cash Dollar
                                             Term Loan, 5/4/18                             $      135,884
        99,242      5.00             B+/B2   Univar, Term B Loan, 2/14/17                          99,018
                                                                                           --------------
                                                                                           $      234,902
---------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.5%
       148,500      5.75           BB-/Ba2   OM Group, Inc., Term B Dollar Loan, 7/5/17    $      149,521
       188,575      5.00           BB-/Ba1   PolyOne Corp., Term Loan, 9/30/17                    190,284
                                                                                           --------------
                                                                                           $      339,805
---------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.3%
       221,577      6.75              B/B1   Tank Holdings Corp., Initial Term Loan,
                                             6/8/19                                        $      222,131
---------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.1%
        98,750      6.50              B/B2   Exopack Holding Corp., Term Loan B, 5/6/17    $       98,421
---------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.1%
        98,998      4.00           BB+/Ba1   SunCoke Energy, Inc., Tranche B Term
                                             Loan, 7/21/18                                 $       99,493
---------------------------------------------------------------------------------------------------------
                                             Steel -- 0.2%
       149,244      4.75             BB/B1   JMC Steel Group, Term Loan, 2/15/17           $      150,270
                                                                                           --------------
                                             Total Materials                               $    1,305,806
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 3.6%
                                             Aerospace & Defense -- 0.8%
        98,749      8.75              B/B3   API Technologies Corp., Term Loan, 6/1/16     $       99,490
       129,025      5.75           BB+/Ba3   DigitalGlobe, Inc., Term Loan, 9/21/18               129,778
       164,586      3.47            BB-/B1   Hunter Defense Technologies, Inc., Term
                                             Loan, 8/22/14                                        145,247
       196,426      9.25            CCC/WR   IAP Worldwide Services, Inc., Term Loan
                                             (First-Lien), 12/20/12                               166,471
        99,250      6.25              B/NR   Sequa Corp., Tranche 1 2011 New Term
                                             Loan, 12/3/14                                         99,994
                                                                                           --------------
                                                                                           $      640,980
---------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.5%
       249,375      0.00             NR/NR   Pelican Products, Inc., Term Loan
                                             (First Lien), 8/15/18                         $      248,596
        90,188      5.75             B+/B1   Scotsman Industries, Inc., Term Loan, 4/30/16         90,752
        50,000      6.00           BB-/Ba2   WireCo WorldGroup, Inc., Term Loan, 4/13/17           50,562
                                                                                           --------------
                                                                                           $      389,910
---------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.1%
        97,808      7.00             B+/B2   Pro Mach, Inc., Term Loan, 7/6/17             $       97,074
---------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.9%
       200,000      7.00            B+/Ba2   Navistar International Corp., Tranche B
                                             Term Loan, 7/31/17                            $      203,250
       148,500      5.50            BB/Ba2   Terex Corp., U.S. Term Loan, 4/28/17                 149,242
       100,000      8.50            BB-/B2   ThyssenKrupp Waupaca, Inc., Term
                                             Loan, 6/29/17                                        101,000
       199,500      8.25            BB-/B3   Wastequip, Inc., Term Loan, 5/17/18                  198,627
                                                                                           --------------
                                                                                           $      652,119
---------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 1.3%
     1,000,000      5.75          BBB-/Ba2   AWAS Aviation Capital, Ltd., Term Loan,
                                             6/25/18                                       $    1,007,493
                                                                                           --------------
                                             Total Capital Goods                           $    2,787,576
---------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 1.0%
                                             Commercial Printing -- 0.2%
       198,987      6.62           BB-/Ba3   Cenveo Corp., Term B Facility, 12/15/16       $      199,485
---------------------------------------------------------------------------------------------------------
                                             Environmental & Facilities Services -- 0.5%
       198,500      8.75             NR/WR   Aquilex Holdings LLC, Term Loan, 4/1/16       $      199,244
       159,200      5.50             B+/B1   WCA Waste Corp., Term Loan, 3/1/18                   160,195
                                                                                           --------------
                                                                                           $      359,439
---------------------------------------------------------------------------------------------------------
                                             Human Resource & Employment Services -- 0.3%
       239,258      0.00           BB-/Ba3   On Assignment, Inc., Initial Term B Loan,
                                             3/20/19                                       $      240,005
                                                                                           --------------
                                             Total Commercial Services & Supplies          $      798,929
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 39

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.2%
                                             Trucking -- 0.2%
       110,098      5.00             BB/B1   Swift Transportation Co., Tranche B-2 Term
                                             Loan, 12/15/17                                $      110,832
                                                                                           --------------
                                             Total Transportation                          $      110,832
---------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.8%
                                             Auto Parts & Equipment -- 0.8%
        65,000      0.00             NR/NR   Allison Transmission, Inc., Term B3 Loan,
                                             8/23/19                                       $       65,285
        81,368      3.50          BBB/Baa2   Delphi Automotive LLP, Tranche B Term Loan,
                                             3/31/17                                               81,765
       197,495      7.75             B+/B2   HHI Holdings LLC, Term Loan, 3/9/17                  197,495
        98,500      5.25             B+/NR   Metaldyne Corp., Term Loan, 5/2/17                   100,101
       129,350      6.75             NR/NR   TI Group Automotive Systems LLC, Term Loan,
                                             3/1/19                                               128,299
        64,065      4.25            BB/Ba2   Tomkins LLC, Term B-1 Loan, 9/21/16                   64,530
                                                                                           $      637,475
                                                                                           --------------
                                             Total Automobiles & Components                $      637,475
---------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.5%
                                             Housewares & Specialties -- 0.2%
       107,008      5.25           BB-/Ba3   Prestige Brands, Inc., Term B Loan, 12/20/18  $      108,250
        49,750      5.25             B+/B1   Yankee Candle Co., Inc., Initial Term Loan,
                                             3/2/19                                                50,294
                                                                                           --------------
                                                                                           $      158,544
---------------------------------------------------------------------------------------------------------
                                             Textiles -- 0.3%
       249,375      6.75            NR/Ba3   Kloeckner Pentaplast SA, Term B-1 Loan,
                                             12/14/16                                      $      251,557
                                                                                           --------------
                                             Total Consumer Durables & Apparel             $      410,101
---------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 1.0%
                                             Casinos & Gaming -- 0.1%
        96,250      6.00           BB-/Ba3   Boyd Gaming Corp., Increased Term
                                             Loan, 12/17/15                                $       97,614
---------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines -- 0.3%
       250,000      6.25            NR/Ba2   Seven Seas Cruises S de RL LLC, Term B
                                             Loan, 12/21/18                                $      251,875
---------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.5%
       124,375      6.50             B+/B1   Landry's, Inc., B Term Loan, 3/22/18          $      126,272
       124,375      5.25             NR/NR   NPC International, Inc., Term Loan 2012,
                                             12/28/18                                             125,930
       120,000      0.00            BB-/B1   Wendy's International, Inc., Term Loan,
                                             4/3/19                                               121,219
                                                                                           --------------
                                                                                           $      373,421
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.1%
        64,675      5.50             B/Ba3   Ascent Capital Group, Inc., Term Loan,
                                             3/6/18                                        $       65,524
                                                                                           --------------
                                             Total Consumer Services                       $      788,434
---------------------------------------------------------------------------------------------------------
                                             MEDIA -- 1.4%
                                             Advertising -- 0.2%
       197,973      5.00            B+/Ba3   Affinion Group, Inc., Tranche B Term Loan,
                                             10/9/16                                       $      182,383
---------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.6%
       269,325      4.25            NR/Ba3   Telesat Canada, U.S. Term B Loan, 3/28/19     $      270,335
       199,863      4.47             B+/B2   Univision Communications, Inc., Extended
                                             First-Lien Term Loan, 3/29/17                        198,337
                                                                                           --------------
                                                                                           $      468,672
---------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.1%
        99,750      6.25              B/B1   WideOpenWest LLC, Term Loan, 4/18/18          $      100,810
---------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.3%
       198,991      4.50           BB-/Ba2   Live Nation Entertainment, Inc., Term B
                                             Loan, 10/20/16                                $      199,818
---------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.2%
       120,419      4.50           BB-/Ba3   Interactive Data Corp., Term B Loan, 1/31/18  $      121,246
                                                                                           --------------
                                             Total Media                                   $    1,072,929
---------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.7%
                                             Apparel Retail -- 0.3%
       249,375      4.75           BB+/Ba2   Ascena Retail Group, Inc., Tranche B Term
                                             Loan, 5/17/18                                 $      251,661
---------------------------------------------------------------------------------------------------------
                                             Computer & Electronics Retail -- 0.1%
        98,750     11.00              B/B2   Targus Group International, Term Loan,
                                             5/12/16                                       $       99,244
---------------------------------------------------------------------------------------------------------
                                             Home Improvement Retail -- 0.2%
        98,989      5.00            B+/Ba3   Hillman Group, Inc., Term Loan, 5/31/16       $       99,978
---------------------------------------------------------------------------------------------------------
                                             Automotive Retail -- 0.1%
        84,589      6.25            BB/Ba1   Avis Budget Car Rental LLC, Tranche B
                                             Term Loan, 6/13/18                            $       85,012
                                                                                           --------------
                                             Total Retailing                               $      535,895
---------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.3%
                                             Food Retail -- 0.3%
       248,750      5.75             B+/B1   Roundy's Supermarkets, Inc., Tranche B
                                             Term Loan, 1/24/19                            $      244,397
                                                                                           --------------
                                             Total Food & Staples Retailing                $      244,397
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 41

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.6%
                                             Packaged Foods & Meats -- 0.6%
       250,000      6.50             NR/NR   Hearthside Food Solutions LLC, Term
                                             Loan A, 5/7/18                                $      250,625
       198,736      7.00             B+/B1   Pierre Foods, Inc., Loan (First Lien),
                                             9/30/16                                              199,875
                                                                                           --------------
                                                                                           $      450,500
                                                                                           --------------
                                             Total Food, Beverage & Tobacco                $      450,500
---------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 3.0%
                                             Health Care Equipment -- 0.6%
       175,000      4.50          BBB-/Ba2   Hologic, Inc., Tranche B Term Loan, 4/29/19   $      177,275
       248,623      7.00           BB-/Ba2   Kinetic Concepts, Inc., Dollar Term B-1 Loan,
                                             1/12/18                                              252,507
                                                                                           --------------
                                                                                           $      429,782
---------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 1.0%
       100,000      0.00           BB-/Ba2   DaVita, Inc., Tranche B2 Term Loan, 8/1/19    $      100,375
        71,802      6.50              B/B1   Gentiva Health Services, Inc., Term B1 Term
                                             Loan, 2/22/16                                         71,533
       247,621      6.75             B+/B1   inVentiv Health, Inc., Term B-3 Loan, 6/24/18        240,812
       250,000      0.00            NR/Ba3   MModal, Inc., Term B Loan, 7/2/19                    247,656
        98,997      5.75            B+/Ba3   Rural Metro Corp., Term Loan (First Lien),
                                             3/28/18                                               99,195
                                                                                           --------------
                                                                                           $      759,571
---------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 1.0%
       146,843      6.50              B/B1   Ardent Medical Services, Inc., Term
                                             Loan, 9/15/15                                 $      147,577
        59,550      4.50           BB-/Ba3   Health Management Associates, Inc.,
                                             Term B Loan, 11/1/18                                  60,079
       197,000      5.00             B/Ba3   IASIS Healthcare LLC, Term B Loan, 4/18/18           197,862
       250,000      0.00             NR/NR   Kindred Healthcare, Inc., Incremental
                                             Term Loan, 6/1/18                                    246,950
        98,750      5.50           BB-/Ba3   Select Medical Holdings Corp., Tranche B
                                             Term Loan, 4/25/18                                    99,429
                                                                                           --------------
                                                                                           $      751,897
---------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.1%
        45,719      8.50             NR/B1   Aveta, Inc., MMM Term Loan, 3/20/17           $       46,290
        45,719      8.50             B+/B1   Aveta, Inc., NAMM Term Loan, 4/4/17                   46,119
                                                                                           --------------
                                                                                           $       92,409
---------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.3%
       100,000      0.00             NR/NR   Convatec, Inc., Dollar Term Loan, 12/22/16    $      100,450
       149,250      5.00           BB-/Ba3   Emdeon, Inc., Term B-1 Loan, 11/2/18                 150,556
                                                                                           --------------
                                                                                           $      251,006
                                                                                           --------------
                                             Total Health Care Equipment & Services        $    2,284,665
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY
                                             & LIFE SCIENCES -- 0.7%
                                             Biotechnology -- 0.6%
       200,000      0.00             BB/B1   Alkermes, Inc., 2019 Term Loan, 9/25/19       $      201,250
        98,496      5.50             BB/B2   Axcan Intermediate Holdings, Inc., Term B-1
                                             Loan, 1/25/17                                         98,496
       123,787      4.50           BB+/Ba2   Grifols, Inc., New U.S. Tranche B Term Loan,
                                             6/4/17                                               125,056
                                                                                           --------------
                                                                                           $      424,802
---------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.1%
       100,000      0.00             NR/B1   Par Pharmaceutical Companies, Inc., Term B
                                             Loan, 8/2/19                                  $       99,975
                                                                                           --------------
                                             Total Pharmaceuticals, Biotechnology
                                             & Life Sciences                               $      524,777
---------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.6%
                                             Other Diversified Financial Services -- 0.6%
        30,339      5.25             B+/B2   BNY ConvergEx Group LLC, Term Loan First
                                             Lien (EZE), 12/16/16                          $       29,353
        69,246      5.25             B+/B2   BNY ConvergEx Group LLC, Term Loan First
                                             Lien (TOP), 12/16/16                                  66,995
       149,250      7.25             NR/B2   HMH Holdings Delaware, Inc., Term Loan
                                             (Exit Facility), 11/21/13                     $      151,489
       153,838      7.50             B+/B2   Preferred Sands Holding Co. LLC, Term B
                                             Loan, 12/15/16                                       146,530
        98,939      5.25            NR/Ba2   WorldPay, Facility B2A Term Loan, 8/6/17              99,620
                                                                                           --------------
                                                                                           $      493,987
                                                                                           --------------
                                             Total Diversified Financials                  $      493,987
---------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.6%
                                             Insurance Brokers -- 0.3%
       249,357      0.00              B/B1   USI Holdings Corp., Series C New Term
                                             Loan, 5/5/14                                  $      250,812
---------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.1%
        99,750      5.75            B+/Ba2   AmWINS Group, Inc., 1st Lien Term Loan,
                                             5/7/19                                        $      100,124
---------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 0.2%
       100,000      0.00            NR/Ba3   CNO Financial Group, Inc., Tranche B2
                                             Term Loan, 9/4/18                             $      100,479
                                                                                           --------------
                                             Total Insurance                               $      451,415
---------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 1.8%
                                             Data Processing & Outsourced Services -- 0.6%
       250,000      4.22             B+/B1   First Data Corp., 2018 Dollar Term Loan,
                                             3/24/18                                       $      239,418
       175,000      4.25             NR/NR   Genpact, Ltd., Term Loan, 8/17/19                    175,766
        99,000      5.00           BB+/Ba2   NeuStar, Inc., Term Advance Loan, 10/11/18            99,990
                                                                                           --------------
                                                                                           $      515,174
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 43

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             Application Software -- 1.1%
       230,552      7.50           CCC+/B1   Allen Systems Group, Inc., Term B Loan,
                                             11/22/15                                      $      221,042
       263,675      8.00             B/Ba3   Expert Global Solutions, Inc., Term B Advance
                                             (First Lien), 3/13/18                                266,092
       249,375      0.00             NR/NR   Lawson Software, Inc., Tranche B2 Term Loan,
                                             4/5/18                                               251,137
        98,497      5.25             B+/B1   Vertafore, Inc., Term Loan (First Lien),
                                             7/31/16                                               98,907
                                                                                           --------------
                                                                                           $      837,178
---------------------------------------------------------------------------------------------------------
                                             Systems Software -- 0.1%
        59,700      4.00            NR/Ba2   Rovi Corp., Tranche B2 Term Loan, 3/30/19     $       57,760
                                                                                           --------------
                                             Total Software & Services                     $    1,410,112
---------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                             Electronic Components -- 0.4%
       250,000      6.25             B+/B2   Generac Acquisition Corp., Term Loan,
                                             5/22/19                                       $      255,312
---------------------------------------------------------------------------------------------------------
                                             Technology Distributors -- 0.1%
        99,500      6.50              B/B2   Securus Technologies, Inc., Tranche 2 Term
                                             Loan (First Lien), 5/31/17                    $       99,811
                                                                                           --------------
                                             Total Technology Hardware
                                             & Equipment                                   $      355,123
---------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 0.4%
                                             Semiconductor Equipment -- 0.2%
       133,728      5.75            BB-/B1   Aeroflex, Inc., Tranche B Term Loan, 4/25/18  $      133,645
---------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.2%
       143,340      4.00            BB/Ba2   Microsemi Corp., Term Loan, 2/2/18            $      144,415
                                                                                           --------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                       $      278,060
---------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.1%
                                             Wireless Telecommunication Services -- 0.1%
        49,625      4.00            B+/Ba3   Crown Castle International Corp., Tranche B
                                             Term Loan, 1/10/19                            $       49,870
                                                                                           --------------
                                             Total Telecommunication Services              $       49,870
---------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.3%
                                             Independent Power Producers & Energy
                                             Traders -- 0.3%
       250,000      0.00             NR/B1   Calpine Corp., Term Loan, 9/27/19             $      248,750
                                                                                           --------------
                                             Total Utilities                               $      248,750
---------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $15,529,722)                            $   15,671,301
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------
Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                         Value
---------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 90.9 %
                                             (Cost $68,378,774) (a)                        $   69,785,021
---------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 9.1%            $    6,940,024
---------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                    $   76,725,045
=========================================================================================================
Notional                                                                                   Unrealized
Principal                                                                                  Gain
---------------------------------------------------------------------------------------------------------
                                             Swap Counterparty/Referenced Obligation
       250,000                               Goodyear Tire & Rubber Co.,
                                             5.0%, 9/20/17                                 $        3,658
---------------------------------------------------------------------------------------------------------
                                             TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                             (Cost $(250,000))                             $        3,658
---------------------------------------------------------------------------------------------------------

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

PIK         Represents a pay in kind security.

REIT        Real Estate Investment Trust

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

Perpetual   Security with no stated maturity date.

Cat         Bond Catastrophe Bond.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2012, the value of these securities amounted to $28,834,834 or 37.6% of total net assets.

(a) At September 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $68,383,118 was as follows:

               Aggregate gross unrealized gain for all investments in which
                 there is an excess of value over tax cost                      $ 2,570,365

               Aggregate gross unrealized loss for all investments in which
                 there is an excess of tax cost over value                       (1,168,462)
                                                                                ------------
               Net unrealized gain                                              $ 1,401,903
                                                                                ============

(b)         Debt obligation with a variable interest rate. Rate shown is rate at end of period.
(c)         Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)         Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial
            Statements -- Note 1A. Principal amounts are denominated in U.S.
            Dollars unless otherwise noted:
EURO        Euro
GBP         British Pound Sterling

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 45

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2012 aggregated $29,898,540 and $10,824,841, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities
      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund's assets:

----------------------------------------------------------------------------------------
                                      Level 1      Level 2      Level 3     Total
----------------------------------------------------------------------------------------
Convertible Corporate Bonds           $      --    $ 2,651,913  $       --  $ 2,651,913
Preferred Stocks                        688,960         93,553          --      782,513
Convertible Preferred Stocks            123,800             --          --      123,800
Asset Backed Securities                      --        991,252          --      991,252
Collateralized Mortgage Obligations          --      3,308,219          --    3,308,219
Corporate Bonds                              --     45,039,429      58,770   45,098,199
Foreign Government Bonds                     --        282,592          --      282,592
Municipal Bonds                              --        875,232          --      875,232
Senior Floating Rate Loan Interests          --     15,671,301          --   15,671,301
----------------------------------------------------------------------------------------
Total                                 $ 812,760    $68,913,491  $   58,770  $69,785,021
========================================================================================
Other Financial Instruments*          $ (75,713)   $     5,233  $       --  $   (70,480)
========================================================================================

* Other financial instruments include futures contracts, forward foreign currency contracts and credit default swaps.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                      Corporate
                                                                      Bonds
--------------------------------------------------------------------------------
Balance as of 3/31/12                                                 $      --
Realized gain (loss)(1)                                                   2,029
Change in unrealized appreciation (depreciation)(2)                          --
Net purchases (sales)                                                        --
Transfers in and out of Level 3**                                        56,741
--------------------------------------------------------------------------------
Balance as of 9/30/12                                                 $  58,770
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in net unrealized gain (loss) on investments in the Statement of Operations.

**    Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

Statement of Assets and Liabilities | 9/30/12 (unaudited)

ASSETS:
   Investment in securities (cost $68,378,774)                               $69,785,021
   Cash                                                                        8,573,449
   Foreign currencies, at value (cost $1,759)                                      1,765
   Futures Collateral                                                            311,150
   Receivables --
     Investment securities sold                                                  188,670
     Fund shares sold                                                            571,600
     Dividends and interest                                                      956,958
     Due from Pioneer Investment Management, Inc.                                 12,770
     Forward foreign currency portfolio hedge contracts, open-net                  1,575
     Unrealized appreciation on bridge loan commitments                            1,000
     Unrealized appreciation on credit default swaps                               4,040
   Other                                                                          16,223
-----------------------------------------------------------------------------------------
       Total assets                                                          $80,424,221
-----------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
     Investment securities purchased                                         $ 3,360,714
     Fund shares repurchased                                                     146,694
     Variation margin                                                              1,714
     Dividends                                                                   117,106
   Swap premiums received                                                          9,375
   Due to affiliates                                                              20,760
   Accrued expenses                                                               42,813
-----------------------------------------------------------------------------------------
       Total liabilities                                                     $ 3,699,176
-----------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                           $75,401,883
   Undistributed net investment income                                           216,905
   Accumulated net realized loss on investments and foreign currency
     transactions and futures contracts                                         (231,461)
   Net unrealized gain on investments                                          1,407,247
   Net unrealized gain on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                      2,144
   Net unrealized gain on credit default swaps                                     4,040
   Net unrealized loss on futures contracts                                      (75,713)
-----------------------------------------------------------------------------------------
       Total net assets                                                      $76,725,045
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $14,142,964/1,432,679 shares)                           $      9.87
   Class C (based on $5,538,033/562,302 shares)                              $      9.85
   Class Y (based on $57,044,048/5,759,899 shares)                           $      9.90
MAXIMUM OFFERING PRICE:
   Class A ($9.87 (divided by) 95.50)                                        $     10.34
=========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 47

Statement of Operations (unaudited)

For the Six Months Ended 9/30/12

INVESTMENT INCOME:
   Interest                                                           $2,087,504
   Dividends                                                              30,425
-----------------------------------------------------------------------------------------------
     Total investment income                                                        $2,117,929
-----------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                    $  220,083
   Transfer agent fees and expenses
     Class A                                                               1,565
     Class C                                                               1,081
     Class Y                                                                 603
   Distribution fees
     Class A                                                              12,366
     Class C                                                              23,644
   Shareholder communications expense                                      7,824
   Administrative reimbursement                                            8,935
   Custodian fees                                                         12,963
   Registration fees                                                      34,201
   Professional fees                                                      31,999
   Printing expense                                                        6,751
   Fees and expenses of nonaffiliated Trustees                             3,684
   Miscellaneous                                                           8,988
-----------------------------------------------------------------------------------------------
     Total expenses                                                                 $  374,687
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                          $  (65,480)
-----------------------------------------------------------------------------------------------
   Net expenses                                                                     $  309,207
-----------------------------------------------------------------------------------------------
       Net investment income                                                        $1,808,722
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, FUTURES CONTRACTS, AND FOREIGN
CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                                      $  470,980
     Credit default swaps                                                    521
     Futures contracts                                                  (113,821)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies                   8,378    $  366,058
-----------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
     Investments                                                      $1,240,038
     Futures contracts                                                    (8,649)
     Credit default swaps                                                  4,040
     Bridge loan commitments                                               1,000
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies                  35,567    $1,271,996
-----------------------------------------------------------------------------------------------
   Net gain on investments, futures contracts, credit default swaps,
     bridge loan commitments and foreign currency transactions                      $1,638,054
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $3,446,776
===============================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                                Six Months     5/2/11
                                                                Ended          (Commencement
                                                                9/30/12        of Operations)
                                                                (unaudited)    to 3/31/12
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $  1,808,722   $   1,700,309
Net realized gain (loss) on investments, credit default swaps,
   futures contracts and foreign currency transactions               366,058        (492,835)
Change in net unrealized gain on investments, futures
   contracts, credit default swaps, bridge loan
   commitments and foreign currency transactions                   1,271,996          65,722
---------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations       $  3,446,776   $   1,273,196
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.25 and $0.40 per share, respectively)        $   (256,270)  $    (328,451)
       Class C ($0.22 and $0.33 per share, respectively)            (105,751)       (139,118)
       Class Y ($0.27 and $0.42 per share, respectively)          (1,331,411)     (1,246,804)
---------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $ (1,693,432)  $  (1,714,373)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 24,406,086   $  66,798,132
Reinvestment of distributions                                      1,046,815         981,904
Cost of shares repurchased                                        (3,952,770)    (13,867,289)
---------------------------------------------------------------------------------------------
       Net increase in net assets resulting from
         Fund share transactions                                $ 21,500,131   $  53,912,747
---------------------------------------------------------------------------------------------
       Net increase in net assets                               $ 23,253,475   $  53,471,570
NET ASSETS:
Beginning of period                                               53,471,570              --
---------------------------------------------------------------------------------------------
End of period                                                   $ 76,725,045   $  53,471,570
---------------------------------------------------------------------------------------------
Undistributed net investment income                             $    216,905   $    (101,615)
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 49

-----------------------------------------------------------------------------------------
                                  9/30/12       9/30/12
                                  Shares        Amount         3/31/12       3/31/12
                                  (unaudited)   (unaudited)    Shares        Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                         695,043     $ 6,732,541    1,355,973     $13,092,716
Reinvestment of distributions        14,372         139,788       17,960         170,918
Less shares repurchased             (41,753)       (406,499)    (608,916)     (5,846,274)
-----------------------------------------------------------------------------------------
   Net increase                     667,662     $ 6,465,830      765,017     $ 7,417,360
-========================================================================================
Class C
Shares sold                         124,242     $ 1,207,363      481,506     $ 4,750,989
Reinvestment of distributions         3,270          31,643        3,719          35,400
Less shares repurchased             (33,667)       (320,432)     (16,768)       (158,596)
-----------------------------------------------------------------------------------------
   Net increase                      93,845     $   918,574      468,457     $ 4,627,793
=========================================================================================
Class Y
Shares sold                       1,691,956     $16,466,182    5,056,591     $48,954,427
Reinvestment of distributions        89,989         875,384       81,350         775,586
Less shares repurchased            (330,580)     (3,225,839)    (829,407)     (7,862,419)
-----------------------------------------------------------------------------------------
   Net increase                   1,451,365     $14,115,727    4,308,534     $41,867,594
=========================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

Financial Highlights

---------------------------------------------------------------------------------------
                                                           Six Months    5/2/11
                                                           Ended         (Commencement
                                                           9/30/12       of Operations)
                                                           (unaudited)   to 3/31/12 (a)
---------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  9.63       $ 10.00
---------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.26       $  0.39
   Net realized and unrealized gain (loss) on investments     0.23         (0.36)
---------------------------------------------------------------------------------------
Net increase in net assets from investment operations      $  0.49       $  0.03
---------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.25)        (0.40)
---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.24       $ (0.37)
---------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.87       $  9.63
=======================================================================================
Total return*                                                 5.21%         0.38%(b)
Ratio of net expenses to average net assets                   1.18%**       1.20%**
Ratio of net investment income to average net assets          5.54%**       4.87%**
Portfolio turnover rate                                         42%**         19%**
Net assets, end of period (in thousands)                   $14,143       $ 7,365
Ratios with no waiver of fees and assumption of
   expenses by the Adviser:
   Net expenses                                               1.37%**       1.66%**
   Net investment income                                      5.35%**       4.41%**
=======================================================================================

(a) Class A shares were first publicly offered on May 2, 2011.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 51

---------------------------------------------------------------------------------------
                                                           Six Months    5/2/11
                                                           Ended         (Commencement
                                                           9/30/12       of Operations)
                                                           (unaudited)   to 3/31/12 (a)
---------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 9.61        $ 10.00
---------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $ 0.23        $  0.34
   Net realized and unrealized gain (loss) on investments    0.23          (0.40)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   investment operations                                   $ 0.46        $ (0.06)
---------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    (0.22)         (0.33)
---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ 0.24        $ (0.39)
---------------------------------------------------------------------------------------
Net asset value, end of period                             $ 9.85        $  9.61
=======================================================================================
Total return*                                                4.83%         (0.47)%(b)
Ratio of net expenses to average net assets                  1.92%**        1.98%**
Ratio of net investment income to average net assets         4.86%**        4.07%**
Portfolio turnover rate                                        42%**          19%**
Net assets, end of period (in thousands)                   $5,538        $ 4,501
Ratios with no waiver of fees and assumption of
   expenses by the Adviser:
   Net expenses                                              2.11%**        2.46%**
   Net investment income                                     4.67%**        3.59%**
=======================================================================================

(a) Class C shares were first publicly offered on May 2, 2011.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------
                                                           Six Months    5/2/11
                                                           Ended         (Commencement
                                                           9/30/12       of Operations)
                                                           (unaudited)   to 3/31/12 (a)
---------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $  9.66       $ 10.00
---------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.28       $  0.42
   Net realized and unrealized gain (loss) on investments     0.23         (0.34)
---------------------------------------------------------------------------------------
Net increase in net assets from investment operations      $  0.51       $  0.08
---------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.27)        (0.42)
---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.24       $ (0.34)
---------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.90       $  9.66
=======================================================================================
Total return*                                                 5.37%         0.95%(b)
Ratio of net expenses to average net assets                   0.85%**       0.85%**
Ratio of net investment income to average net assets          5.88%**       5.48%**
Portfolio turnover rate                                         42%**         19%**
Net assets, end of period (in thousands)                   $57,044       $41,606
Ratios with no waiver of fees and assumption of
   expenses by the Adviser:
   Net expenses                                               1.07%**       1.30%**
   Net investment income                                      5.66%**       5.03%**
=======================================================================================

(a) Class Y shares were first publicly offered on May 2, 2011.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 53

Notes to Financial Statements | 9/30/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Absolute Return Credit Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

54 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

    Securities or loans for which independent pricing services are unable to supply prices for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

    At September 30, 2012, there was one security that was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 55

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

56 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the period ended March 31, 2012 was as follows:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $1,714,373
--------------------------------------------------------------------------------
  Total                                                              $1,714,373
================================================================================

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                        $  172,513
Dividends payable                                                      (664,583)
Late year loss deferred                                                 (99,032)
Net unrealized gain                                                     160,920
--------------------------------------------------------------------------------
  Total                                                              $ (430,182)
================================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax adjustments relating to catastrophe bonds, the mark-to-market of forward currency and futures contracts, and interest accruals on preferred stock.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 57

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $666 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2012.

F.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

58 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

H.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended September 30, 2012 was 204.

    At September 30, 2012, open futures contracts were as follows:

--------------------------------------------------------------------------------------
                                Number of
                                Contracts      Settlement                  Unrealized
Type                            Long/(Short)   Month        Value          Gain (Loss)
--------------------------------------------------------------------------------------
CBOE VIX Future                 (51)           10/12        $  (836,400)   $  182,100
CBOE VIX Future                 (25)           11/12           (451,250)       18,157
CBOE VIX Future                  36            12/12            691,200       (81,650)
CBOE VIX Future                  (3)            1/13            (62,700)        2,550
CBOE VIX Future                  33             2/13            730,950      (133,750)
S&P 500 EMINI Future            (21)           12/12         (1,505,963)       20,277
U.S. 5 Year Note (CBT)           (7)           12/12           (872,430)       (4,047)
CBOE VIX Future                  35             3/13            817,250       (62,950)
CBOE VIX Future                  17             4/13            416,500       (16,400)
--------------------------------------------------------------------------------------
    Total                                                                  $  (75,713)
======================================================================================

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 59

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

60 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. During the six months ended September 30, 2012, the Fund opened one credit default swap contract, which was open at the end of the period, with a notional amount of $250,000.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the six months ended September 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10%, and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended September 30, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 61

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,785 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $2,436
Class C                                                                      316
Class Y                                                                    5,072
--------------------------------------------------------------------------------
   Total                                                                  $7,824
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,990 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or

62 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $985 in distribution fees payable to PFD at September 30, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period ended September 30, 2012, CDSCs in the amount of $518 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no open settlement hedges at September 30, 2012. The average number of contracts open during the six months ended September 30, 2012 was 986,143.

Open portfolio hedges at September 30, 2012 were as follows:

------------------------------------------------------------------------------------------------
                           Net           In                                          Net
                           Contracts     Exchange        Settlement                  Unrealized
Currency                   to Deliver    For             Date         Value          Gain (Loss)
------------------------------------------------------------------------------------------------
EUR (Euro Dollar)          (806,000)     $(1,039,881)    10/15/12     $(1,035,963)   $ 3,918
GBP (British Pound)         (70,000)        (110,578)    12/14/12        (112,921)    (2,343)
------------------------------------------------------------------------------------------------
                                                                                     $ 1,575
================================================================================================

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 63

7. Bridge Loan Commitments

As of September 30, 2012, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitments outstanding as of September 30, 2012:

----------------------------------------------------------------------------------------------
                                                                                   Net
                                                                                   Unrealized
Loan                            Shares             Cost            Value           Gain
----------------------------------------------------------------------------------------------
Hamilton Sundstrand,
  Bridge Loan                   200,000            $200,000        $201,000        $1,000
----------------------------------------------------------------------------------------------
  Total                                                                            $1,000
==============================================================================================

8.  Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2012 were as follows:

----------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments              Asset Derivatives 2012                 Liabilities Derivatives 2012
Under Accounting                 ---------------------------            ----------------------------------
Standards Codification           Balance Sheet                          Balance Sheet
(ASC) 815                        Location             Value             Location                 Value
----------------------------------------------------------------------------------------------------------
Foreign Exchange Contracts*      Receivables          $1,575            Payables                 $      --
Futures Contracts**              Receivables              --            Payables                    75,713
----------------------------------------------------------------------------------------------------------
  Total                                               $1,575                                      $ 75,713
==========================================================================================================

* Foreign exchange contracts are shown as a net payable on the Statement of Assets and Liabilities.

** Reflects the unrealized depreciation on futures contracts (see Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2012 was as follows:

64 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Derivatives Not                                                                         Change in
Accounted for as                                                         Realized Gain  Unrealized
Hedging Instruments                                                      (Loss) on      Gain or (Loss)
Under Accounting            Location of Gain or (Loss)                   Derivatives    on Derivatives
Standards Codification      on Derivatives Recognized                    Recognized     Recognized
(ASC) 815                   in Income                                    in Income      in Income
------------------------------------------------------------------------------------------------------
Foreign Exchange Contracts  Net realized gain on forward foreign         $   9,414
                            currency contracts and other assets and
                            liabilities denominated in foreign
                            currencies
Foreign Exchange Contracts  Change in unrealized gain (loss) on forward                 $   34,053
                            foreign currency contracts and other assets
                            and liabilities denominated in foreign
                            currencies
Futures Contracts           Net realized loss on futures contracts       $(113,831)
Futures Contracts           Change in unrealized loss on futures                        $   (8,649)
                            contracts
Credit Default Swaps        Net realized gain on credit default swaps                   $      521

9. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2012, the Fund had no borrowings under a credit facility.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 65

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   John F. Cogan, Jr., President*
David R. Bock                               Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                            Vice President
Benjamin M. Friedman                        Mark E. Bradley, Treasurer**
Margaret B.W. Graham                        Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*   Chief Executive Officer of the Fund
**  Chief Financial and Accounting Officer of the Fund

66 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

                           This page for your notes.

            Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12 67

                           This page for your notes.

68 Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing  accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 25266-01-1112

                    Pioneer Multi-Asset
                    Ultrashort Income Fund

                    (Formerly known as Pioneer Multi-Asset Floating Rate Fund)*

--------------------------------------------------------------------------------
                    Semiannual Report | September 30, 2012
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A       MAFRX
                    Class C       MCFRX
                    Class Y       MYFRX


                    *Effective June 30, 2012, Pioneer Multi-Asset
                    Floating Rate Fund was renamed
                    Pioneer Multi-Asset Ultrashort Income Fund.


                    [LOGO]  PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         66

Notes to Financial Statements                                                73

Trustees, Officers and Service Providers                                     82

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through September 30, 2012, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first nine months of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*    Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 3

Portfolio Management Discussion | 9/30/12

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the market environment and the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the six-month period ended September 30, 2012. Mr. Melchreit, vice president and portfolio manager at Pioneer, Mr. Roman, vice president and portfolio manager at Pioneer, and Mr. Sharkey, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund*.

Q How would you describe the market environment for fixed-income investors during the six-month period ended September 30, 2012?

A For most of the period, credit-sensitive sectors continued to benefit from the policies of the Federal Reserve (the Fed), which in effect forced investors seeking any kind of reasonable return to assume a degree of risk. Early in the period, this flight-to-credit trend was somewhat mitigated by headlines coming out of Europe that called into question the future of the euro. Negotiations over a rescue of Greece vacillated between stalemate and grudging progress, while borrowing costs for the governments of larger economies such as Spain and Italy rose alarmingly. Elsewhere, economic growth in China continued to slow, while in the United States most indicators deteriorated and consensus growth estimates were lowered.

     As the period progressed, however, markets began to focus more on some encouraging developments in the United States. U.S. housing data increasingly confirmed that prices had bottomed out and even were beginning to rise. In addition, with employment data continuing to disappoint, markets anticipated that the Fed would announce further bond purchases through a third round of quantitative easing ("QE3"). In September 2012, the Fed met this expectation and at the same time extended its commitment to keeping short-term interest rates at extraordinarily low levels through 2015. The prospect of a new round of Fed support for the economy, along with a prolonged environment of low returns on risk-free assets, further strengthened investors' interest in the credit-sensitive sectors.

     Interest rates began the period at extraordinarily low levels and finished even lower. For the full period between April 1, 2012, and September 30, 2012, interest rates fell along the length of the Treasury yield curve. Specifically, the two-year Treasury yield declined from 0.33% to 0.23%, the

* Effective June 30, 2012, Pioneer Multi-Asset Floating Rate Fund was renamed Pioneer Multi-Asset Ultrashort Income Fund.

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 five-year yield declined from 1.04% to 0.62%, the 10-year yield declined from 2.23% to 1.65%, and the 30-year yield declined from 3.35% to 2.82%. Most credit spreads narrowed during the period as investors continued to seek alternatives to the very low yields available in Treasuries. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) While the three-month London Interbank Offered Rate (LIBOR) fluctuated with developments in the European debt crisis, it remained at very low levels throughout the period.

Q    How did the Fund perform in that environment?

A Pioneer Multi-Asset Ultrashort Income Fund Class A shares returned 1.47% at net asset value during the six-month period ended September 30, 2012, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. Dollar 3-Month LIBOR Index, returned 0.25%. During the same period, the average return of the 90 mutual funds in Lipper's Ultra-Short Obligations Funds category was 0.82%.

Q How did you manage the Fund in the prevailing environment during the six-month period ended September 30, 2012?

A During the six-month period, we continued to maintain a portfolio that was designed to provide higher levels of income than cash or money market accounts by taking on more risk, while providing protection of investors' principal against any rise in market interest rates. The strategy entailed investing the Fund in a wide range of mostly high-quality, floating-rate securities, as well as fixed-rate instruments with very short remaining maturities. During the period, well over 80% of the Fund's portfolio was held in floating-rate issues with interest rates tied to LIBOR, or fixed-rate issues with less than one year remaining to maturity.

     Unlike many other floating-rate vehicles, the Fund's strategy is primarily focused on the investment-grade asset classes. At the same time, we do seek to have the Fund benefit from credit spreads. In doing so, we seek at all times to maintain diversified* portfolio exposure to a range of spread sectors. The principal spread sectors represented in the Fund during the period included asset-backed securities (ABS), mortgage-backed securities
     (MBS) -- both agency and non-agency -- and investment-grade corporate bonds. In making purchases for the Fund, we seek to benefit from what we believe to be attractive income opportunities, while minimizing portfolio exposure to price volatility by emphasizing securities with shorter remaining maturities.

* Diversification does not assure a profit or protect against loss in a declining market.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 5

Q How did the Fund's positioning affect its benchmark-relative performance during the six-month period ended September 30, 2012?

A The Fund's credit exposures worked out well during the six-month period. About half of the Fund's assets were held in securitized sectors, principally high-quality MBS and ABS, and that exposure added the most to the Fund's benchmark-relative performance during the period. The strong income component of the MBS/ABS holdings combined with price strengthening as credit spreads narrowed during the six-month period. In commercial MBS, we trimmed the portfolio's exposure to fixed-rate securities in favor of floating-rate pools, in order to protect against a rise in prepayment rates. Within ABS, we increased the Fund's exposure to home equity loans, where we have seen reasonable values and the potential to benefit from a firming in the U.S. housing market.

     Benchmark-relative performance during the period also was helped by the portfolio's significant holdings of investment-grade corporates. While we do focus on the investment-grade sectors, we also will include representation in the portfolio from below-investment-grade asset categories, where we believe the incremental income provides an attractive trade off between risk and reward. In that vein, the Fund held a modest position in leveraged bank loans, which also benefited from the positive investor sentiment about the credit sectors during the period. In addition, the Fund's more than 4% exposure to event-linked, or "catastrophe" bonds, provided a boost to performance during the six-month period.

     As always, we are mindful that many investors view the Fund as a source of liquidity in their portfolios. As such, we have maintained significant liquidity in the portfolio to allow us to meet any shareholder redemption requests without forced selling. With Treasury yields at such unattractive levels, we find that some money market instruments, such as municipal variable rate demand notes and repurchase agreements, provide the Fund with the requisite liquidity as well as income. As the period progressed, we shifted the liquid portion of the portfolio toward repurchase agreements.

Q    What is your assessment of the current investment climate for the Fund?

A U.S. Treasury securities continue to appear unattractive to us in relation to the spread sectors, given real yields, or yields after accounting for inflation, that are significantly in negative territory. At the same time, we continue to expect modest economic growth that should be sufficient to support credit-sector fundamentals, especially given the strength of corporate balance sheets. Given this backdrop, we expect to maintain a portfolio tilt toward the spread sectors. Given recent price appreciation and spread narrowing across the credit sectors, however, we have been focusing strongly on individual security selection. The process of identifying what

6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 we believe to be high-quality securities that are trading at attractive valuations is especially labor intensive in light of recent price strength. We constantly strive to not assume any risk for which the Fund is not adequately compensated.

     We continue to expect that the European sovereign-debt and banking issues will take some time to resolve.

     In all investment environments, we will continue to seek to provide the Fund's shareholders with higher levels of income than cash vehicles as well as protection against any future rise in market interest rates. Of course, while we always strive to achieve these goals, investing in the Fund is associated with certain risks, and positive outcomes are never a certainty.

Please refer to the Schedule of Investments on pages 17-65 for a full listing of Fund securities.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 7

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Ultrashort Income ("MAUI") Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 9

Portfolio Summary | 9/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        31.3%
Asset Backed Securities                                                    29.1%
U.S. Corporate Bonds                                                       12.9%
U.S. Government Securities                                                  8.2%
Senior Secured Loans                                                        7.5%
International Corporate Bonds                                               7.3%
Municipal Bonds                                                             2.0%
Temporary Cash Investments                                                  1.7%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        39.7%
AA                                                                         16.8%
A                                                                          11.9%
BBB                                                                         8.5%
BB                                                                          9.8%
B                                                                           2.4%
Not Rated                                                                   2.1%
Cash and equivalents                                                        8.8%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  Federal Home Loan Banks, Floating Rate Note, 7/22/13                                     0.89%
---------------------------------------------------------------------------------------------------
 2.  Federal National Mortgage Association, Floating Rate Note, 11/23/12                      0.85
---------------------------------------------------------------------------------------------------
 3.  Structured Asset Securities Corp., Floating Rate Note, 7/25/36 (144A)                    0.73
---------------------------------------------------------------------------------------------------
 4.  Federal National Mortgage Association, Floating Rate Note, 12/3/12                       0.72
---------------------------------------------------------------------------------------------------
 5.  Mississippi Business Finance Corp., Floating Rate Note, 12/1/30                          0.70
---------------------------------------------------------------------------------------------------
 6.  Federal Home Loan Mortgage Corp., Floating Rate Note, 11/18/13                           0.69
---------------------------------------------------------------------------------------------------
 7.  Harris County Health Facilities Development Corp., Floating Rate Note, 12/1/41           0.64
---------------------------------------------------------------------------------------------------
 8.  Banc of America Large Loan Trust 2007-BMB1, Floating Rate Note, 8/15/29 (144A)           0.64
---------------------------------------------------------------------------------------------------
 9.  Fannie Mae REMICS, Floating Rate Note, 5/25/40                                           0.64
---------------------------------------------------------------------------------------------------
10.  Mastr Asset Backed Securities Trust, Floating Rate Note, 2/25/36                         0.63
---------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

Prices and Distributions | 9/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       9/30/12                  3/31/12
--------------------------------------------------------------------------------
           A                          $10.09                   $10.02
--------------------------------------------------------------------------------
           C                          $10.08                   $10.02
--------------------------------------------------------------------------------
           Y                          $10.10                   $10.03
--------------------------------------------------------------------------------

Distributions per Share: 4/1/12-9/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment      Short-Term          Long-Term
         Class             Income         Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A               $0.0767            $   --               $  --
--------------------------------------------------------------------------------
           C               $0.0488            $   --               $  --
--------------------------------------------------------------------------------
           Y               $0.0873            $   --               $  --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London interbank Offered rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 11

Performance Update | 9/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Ultrashort Income Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                  Net Asset                     Public Offering
Period                            Value (NAV)                   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
--------------------------------------------------------------------------------
(5/2/11)                          2.08%                         0.26%
--------------------------------------------------------------------------------
1 Year                            2.88                          0.26
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated June 30, 2012)
--------------------------------------------------------------------------------
                                  Gross                         Net
--------------------------------------------------------------------------------
                                  1.03%                         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      BofA Merrill Lynch U.S.         Pioneer Multi-Asset
                      Dollar 3-Month LIBOR Index      Ultrashort Income Fund
4/30/2011             $      9,750                    $    10,000
9/30/2011             $      9,756                    $    10,009
9/30/2012             $     10,037                    $    10,058

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through August 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

Performance Update | 9/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Ultrashort Income Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                  If                            If
Period                            Held                          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
--------------------------------------------------------------------------------
(5/2/11)                          1.34%                         1.34%
--------------------------------------------------------------------------------
1 Year                            2.17                          2.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated June 30, 2012)
--------------------------------------------------------------------------------
                                  Gross                         Net
--------------------------------------------------------------------------------
                                  1.37%                         1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Multi-Asset             BofA Merrill Lynch U.S.
                      Ultrashort Income Fund          Dollar 3-Month LIBOR Index
4/30/2011             $     10,000                    $        10,000
9/30/2011             $      9,975                    $        10,009
9/30/2012             $     10,191                    $        10,058

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares purchased prior to July 1, 2012, and held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through August 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 13

Performance Update | 9/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Ultrashort Income Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                  If                            If
Period                            Held                          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
--------------------------------------------------------------------------------
(5/2/11)                          2.38%                         2.38%
--------------------------------------------------------------------------------
1 Year                            3.21                          3.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated June 30, 2012)
--------------------------------------------------------------------------------
                                  Gross                         Net
--------------------------------------------------------------------------------
                                  0.80%                         0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Multi-Asset             BofA Merrill Lynch U.S.
                      Ultrashort Income Fund          Dollar 3-Month LIBOR Index
4/30/2011             $  5,000,000                    $     5,000,000
9/30/2011             $  5,008,825                    $     5,004,742
9/30/2012             $  5,169,696                    $     5,028,849

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through August 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from April 1, 2012, through September 30, 2012.

--------------------------------------------------------------------------------
Share Class                                   A              C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 4/1/12         $1,000.00      $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 9/30/12                                $1,014.70      $1,010.90     $1,015.80
--------------------------------------------------------------------------------
Expenses Paid During Period*                  $3.28          $5.24         $2.27
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, 1.04% and 0.45% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2012, through September 30, 2012.

--------------------------------------------------------------------------------
Share Class                                   A              C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 4/1/12         $1,000.00      $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 9/30/12                                $1,021.81      $1,019.85     $1,022.81
--------------------------------------------------------------------------------
Expenses Paid During Period*                  $3.29          $5.27         $2.28
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, 1.04% and 0.45% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

Schedule of Investments | 9/30/12 (unaudited)

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 26.3%
                                           MATERIALS -- 3.6%
                                           Diversified Chemicals -- 0.4%
    3,000,000          0.62        AAA/NR  BMW Floorplan Master Owner Trust,
                                           Floating Rate Note, 9/15/17 (144A)            $   3,000,725
------------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.0%+
      117,805          1.12        AA-/B2  Credit-Based Asset Servicing and
                                           Securitization LLC, Floating Rate Note,
                                           11/25/33                                      $     103,774
------------------------------------------------------------------------------------------------------
                                           Steel -- 1.8%
      667,784          0.70      BBB+/Aa2  ABFC 2005-HE2 Trust, Floating Rate
                                           Note, 6/25/35                                 $     662,201
    1,043,822          0.53       AAA/Aa3  ABFC 2005-WF1 Trust, Floating Rate
                                           Note, 12/25/34                                      990,642
       72,911          1.57        AA/Ba3  CDC Mortgage Capital Trust, Floating
                                           Rate Note, 8/25/33                                   63,480
      113,091          0.49        AA+/A1  Citigroup Mortgage Loan Trust 2006-HE1,
                                           Floating Rate Note, 1/25/36                         110,226
      300,000          0.62       AAA/Aa2  First NLC Trust 2005-2, Floating Rate
                                           Note, 9/25/35                                       286,833
      358,721          0.48       AAA/Aaa  HSBC Home Equity Loan Trust 2005-3,
                                           Floating Rate Note, 1/20/35                         346,156
      100,000          1.37       AAA/Aaa  HSBC Home Equity Loan Trust USA
                                           2007-3, Floating Rate Note, 11/20/36                 95,190
    2,462,866          1.42       AAA/Aa2  HSBC Home Equity Loan Trust USA
                                           2007-3, Floating Rate Note, 11/20/36              2,422,310
      335,431          0.95        AA/Aa1  IXIS Real Estate Capital Trust 2005-HE1,
                                           Floating Rate Note, 6/25/35                         333,438
       90,397          0.56         BB/A2  IXIS Real Estate Capital Trust 2005-HE4,
                                           Floating Rate Note, 2/25/36                          84,025
    1,159,415          0.95       AA-/Aa1  Merrill Lynch Mortgage Synthetic,
                                           Floating Rate Note, 6/28/35 (144A)                1,140,679
      142,482          0.74       A-/Baa3  MSDWCC Heloc Trust, Floating Rate
                                           Note, 4/25/16                                       137,147
      167,278          0.32       BBB-/A2  Nationstar Home Equity Loan Trust,
                                           Floating Rate Note, 3/25/37                         166,931
      961,723          0.48        NR/Aaa  New Century Home Equity Loan Trust
                                           Series 2005-2, Floating Rate Note,
                                           6/25/35                                             956,366
       53,291          0.52       AAA/Aa1  New Century Home Equity Loan Trust
                                           Series 2005-2, Floating Rate Note,
                                           6/25/35                                              52,607
       13,422          0.33         BB/A2  Soundview Home Loan Trust 2006-EQ1,
                                           Floating Rate Note, 10/25/36                         13,399
      941,153          0.34        BB-/A1  Soundview Home Loan Trust 2007-NS1,
                                           Floating Rate Note, 1/25/37                         937,915

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 17

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Steel -- (continued)
    1,138,089          0.42         A/Ba1  Specialty Underwriting & Residential
                                           Finance, Floating Rate Note, 12/25/36         $   1,104,121
      970,822          0.61        AAA/A3  Specialty Underwriting & Residential
                                           Finance, Floating Rate Note, 6/25/36                945,803
       30,619          0.47        A/Baa3  Specialty Underwriting & Residential
                                           Finance, Floating Rate Note, 9/25/36                 30,486
    1,392,182          0.62       AAA/Aaa  Truman Capital Mortgage Loan Trust,
                                           Floating Rate Note, 12/25/32 (144A)               1,394,319
                                                                                         -------------
                                                                                         $  12,274,274
------------------------------------------------------------------------------------------------------
                                           Paper Products -- 1.4%
    2,000,000          1.52       AAA/Aaa  Chase Issuance Trust, Floating Rate
                                           Note, 8/15/15                                 $   2,023,158
      600,000          0.82       AAA/Aaa  Gracechurch Card Funding Plc, Floating
                                           Rate Note, 11/15/14 (144A)                          600,024
    1,000,000          0.77       AAA/Aaa  Gracechurch Card Funding Plc, Floating
                                           Rate Note, 4/15/15 (144A)                         1,000,040
    1,000,000          1.07       AAA/Aaa  Gracechurch Card Funding Plc, Floating
                                           Rate Note, 5/15/19 (144A)                           996,740
    1,000,000          0.92       AAA/Aaa  Gracechurch Card Funding Plc, Floating
                                           Rate Note, 6/15/17 (144A)                         1,007,076
      600,000          0.97       AAA/Aaa  Penarth Master Issuer Plc, Floating Rate
                                           Note, 11/18/15 (144A)                               599,838
    2,700,000          0.97       AAA/Aaa  Penarth Master Issuer Plc, Floating Rate
                                           Note, 12/18/14 (144A)                             2,702,126
      700,000          0.87       AAA/Aaa  Penarth Master Issuer Plc, Floating Rate
                                           Note, 5/18/15 (144A)                                699,459
       73,750                      AAA/NR  World Financial Network Credit Card
                                           Master Trust II, 4.16%, 9/15/17 (144A)               73,869
                                                                                         -------------
                                                                                         $   9,702,330
                                                                                         -------------
                                           Total Materials                               $  25,081,103
------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.0%+
                                           Construction & Farm Machinery
                                           & Heavy Trucks -- 0.0%+
        9,559                      NR/Aaa  John Deere Owner Trust, 1.32%,
                                           5/15/14                                       $       9,575
                                                                                         -------------
                                           Total Capital Goods                           $       9,575
------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                           Research & Consulting Services -- 0.1%
      447,917          0.41      BBB/Baa2  TAL Advantage LLC, Floating Rate Note,
                                           4/20/21 (144A)                                $     438,565
                                                                                         -------------
                                           Total Commercial Services & Supplies          $     438,565
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.8%
                                           Automobile Manufacturers -- 0.8%
       38,925                     AA+/Aaa  AmeriCredit Automobile Receivables
                                           Trust 2009-1, 9.79%, 4/15/14                  $      40,108
       60,880                     AAA/Aaa  AmeriCredit Automobile Receivables
                                           Trust 2011-1, 0.84%, 6/9/14                          60,889
    2,779,000          1.22         AA/NR  Hyundai Capital Auto Funding, Ltd.,
                                           Floating Rate Note, 9/20/16 (144A)                2,764,549
      104,125                        A/NR  Santander Drive Auto Receivables Trust
                                           2011-S1, 1.89%, 5/15/17 (144A)                      104,546
      170,337                       AA/NR  Santander Drive Auto Receivables Trust
                                           2011-S2, 2.06%, 6/15/17 (144A)                      171,106
      161,403                        A/NR  Santander Drive Auto Receivables Trust
                                           2011-S2, 2.86%, 6/15/17 (144A)                      162,405
       47,694                      BBB/NR  Santander Drive Auto Receivables Trust
                                           2011-S2, 3.35%, 6/15/17 (144A)                       47,962
      168,059                     AAA/Aaa  Santander Drive Auto Receivables Trust
                                           2012-1, 1.25%, 4/15/15                              168,835
      803,929                       NR/NR  Santander Drive Auto Receivables Trust
                                           2012-5, 0.336%, 8/15/13                             803,982
    1,000,000                     AAA/Aaa  Santander Drive Auto Receivables Trust
                                           2012-5, 0.57%, 12/15/15                           1,001,544
                                                                                         -------------
                                                                                         $   5,325,926
                                                                                         -------------
                                           Total Automobiles & Components                $   5,325,926
------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.2%
                                           Hotels, Resorts & Cruise Lines -- 0.2%
      164,449                   BBB+/Baa2  Marriott Vacation Club Owner Trust
                                           2005-2, 6.205%, 10/20/27 (144A)               $     163,954
      207,474                     AAA/Aaa  Marriott Vacation Club Owner Trust
                                           2006-2, 5.362%, 10/20/28 (144A)                     208,700
       60,493                      AA/Aa2  Marriott Vacation Club Owner Trust
                                           2006-2, 5.442%, 10/20/28 (144A)                      60,701
      161,018                        A/A2  Marriott Vacation Club Owner Trust
                                           2006-2, 5.691%, 10/20/28 (144A)                     161,294
    1,000,000                        A/NR  Westgate Resorts LLC, 3.0%, 1/20/25
                                           (144A)                                            1,001,250
                                                                                         -------------
                                                                                         $   1,595,899
                                                                                         -------------
                                           Total Consumer Services                       $   1,595,899
------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Automotive Retail -- 0.2%
       58,861                      AAA/NR  CarMax Auto Owner Trust, 1.74%,
                                           4/15/14                                       $      58,953
      155,854                     AAA/Aaa  CarMax Auto Owner Trust, 5.81%,
                                           12/16/13                                            157,034

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 19

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Automotive Retail -- (continued)
    1,004,071                     AAA/Aaa  Ford Credit Auto Owner Trust, 2.98%,
                                           8/15/14                                       $   1,013,672
                                                                                         -------------
                                                                                         $   1,229,659
                                                                                         -------------
                                           Total Retailing                               $   1,229,659
------------------------------------------------------------------------------------------------------
                                           BANKS -- 12.3%
                                           Diversified Banks -- 0.1%
      235,548          0.75        AA/Aaa  Keycorp Student Loan Trust, Floating
                                           Rate Note, 10/28/41                           $     221,885
      298,922          0.31        NR/Aa1  Wells Fargo Home Equity Trust, Floating
                                           Rate Note, 4/25/37                                  292,149
                                                                                         -------------
                                                                                         $     514,034
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 12.2%
    1,685,763          2.02      BBB+/Ba3  ACE Securities Corp., Floating Rate
                                           Note, 10/25/32                                $   1,631,737
      581,001          0.40        BB+/B3  ACE Securities Corp., Floating Rate
                                           Note, 3/25/36                                       549,613
      468,350          6.50      BB+/Baa2  ACE Securities Corp., Floating Rate
                                           Note, 8/15/30 (144A)                                473,307
      705,000                      AAA/NR  AH Mortgage Advance Co., Ltd., 2.98%,
                                           3/13/43 (144A)                                      709,616
      500,000                      AAA/NR  AH Mortgage Servicer Advance
                                           Revolving Trust 1, 2.23%, 5/10/43
                                           (144A)                                              501,900
    1,169,884                      AAA/NR  Ally Auto Receivables Trust 2010-5,
                                           1.11%, 1/15/15                                    1,174,349
      173,157          0.52       AAA/Aa1  Ameriquest Mortgage Securities, Inc.,
                                           Floating Rate Note, 11/25/34                        165,232
      342,807          0.44        AAA/A2  Ameriquest Mortgage Securities, Inc.,
                                           Floating Rate Note, 12/25/35                        333,201
      126,510          0.42       AAA/Aaa  Ameriquest Mortgage Securities, Inc.,
                                           Floating Rate Note, 8/25/35                         122,565
      416,728          0.77        AAA/NR  ARI Fleet Lease Trust 2010-A, Floating
                                           Rate Note, 3/15/20 (144A)                           416,728
       86,912                      AAA/A3  Bayview Financial Acquisition Trust,
                                           6.205%, 5/28/37 (Step)                               87,988
    2,834,219          0.89       AAA/Aa1  Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 2/28/44                       2,765,523
      917,482          0.49        AAA/A1  Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 4/28/36                         870,665
       89,751          0.85       AAA/Aaa  Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 5/28/44                          87,547
    1,284,967          0.63       AAA/Aa1  Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 6/28/44                       1,241,514
      607,587          0.80       AAA/Aaa  Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 8/28/44                         590,168

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    1,325,878          3.47         NR/NR  Bayview Opportunity Master Fund
                                           Trust IIB LP, Floating Rate Note,
                                           7/28/32 (144A)                                $   1,325,878
    1,598,252          0.35       CCC/Ba1  Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 10/25/36               1,565,472
       45,945          0.47       AAA/Aa3  Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 11/25/35                  45,442
      218,894          0.62        AAA/NR  Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 3/25/35                  207,030
        8,885          0.72        AAA/NR  Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 8/25/34                    8,246
      305,801                       AA/NR  CarNow Auto Receivables Trust 2012-1,
                                           2.09%, 1/15/15 (144A)                               305,943
    1,723,755          0.95        AA/Aa1  Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 2/25/35                                1,680,010
    2,950,614          0.40        AA/Ba3  Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 2/25/36                                2,854,917
      533,670          0.34        A+/Ba1  Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 2/25/37                                  527,110
      125,837          0.62      AAA/Baa1  Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 9/25/35                                  121,518
    1,008,329          3.65       AAA/Aaa  Centex Home Equity, Floating Rate Note,
                                           3/25/33                                           1,008,550
    2,142,400          0.37        BB/Ba3  Citigroup Mortgage Loan Trust
                                           2007-WFH2, Floating Rate Note, 3/25/37            2,134,231
    1,036,315          0.32        BBB/A3  Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 1/25/37                       1,033,607
      186,910          0.58       AAA/Aa2  Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 10/25/34                        185,842
       69,244          0.62        AAA/NR  Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 5/25/35 (144A)                   68,096
      504,909          1.12       A-/Baa1  Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 7/25/37                         499,482
      595,000          1.02        NR/Aaa  CNH Wholesale Master Note Trust,
                                           Floating Rate Note, 12/15/15 (144A)                 595,925
    2,405,000          1.87         NR/A2  CNH Wholesale Master Note Trust,
                                           Floating Rate Note, 12/15/15 (144A)               2,408,466
      293,030          4.27         NR/NR  Conn Funding II LP, Floating Rate Note,
                                           4/15/16 (144A)                                      292,667
       33,376                     NR/Baa3  Conseco Financial Corp., 7.05%,
                                           1/15/19                                              33,773
      437,304          0.84       AA+/Aa1  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 1/25/35                         436,501
       67,738          0.59        AAA/A2  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 1/25/36                          64,982
    3,808,766          1.06       AA/Baa2  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 10/25/34                      3,789,227

The accompanying notes are an integral part of these financial statements.


     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 21

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    2,000,000          0.92       AA+/Ba1  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 12/25/34                  $   1,915,576
      329,764          0.33      BBB-/Ba3  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 5/25/37                         327,488
      661,986          0.33        BBB/B1  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 5/25/47                         655,716
      238,261          0.56        AAA/A1  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/33 (144A)                  229,758
    1,017,575          0.73        AA+/A1  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/35                         980,291
    1,221,415          0.66         AA/A2  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 7/25/35                       1,220,127
       28,378          0.27         A/Ba1  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 7/25/37                          28,320
      890,367          0.57         A/Ba2  Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 8/25/47                         880,157
      124,233          0.57      BBB/Baa3  Countrywide Home Equity Loan Trust,
                                           Floating Rate Note, 11/15/28                        121,672
      842,067          0.57      BBB-/Ba3  Countrywide Home Equity Loan Trust,
                                           Floating Rate Note, 3/15/29                         818,691
      365,821          0.48        BBB/B2  Countrywide Home Equity Loan Trust,
                                           Floating Rate Note, 6/15/29                         338,688
    2,000,000                       AA/NR  Credit Acceptance Auto Loan Trust,
                                           2.21%, 9/15/20 (144A)                             1,999,543
        2,338                        D/NR  Delta Funding Home Equity Loan Trust,
                                           7.04%, 6/25/27                                        2,497
       35,853                       A-/WR  Equivantage Home Equity Loan Trust,
                                           8.05%, 3/25/28 (Step)                                35,370
    1,000,000                       AA/NR  Exeter Automobile Receivables Trust,
                                           1.3%, 6/15/17 (144A)                                999,899
      205,612                       AA/NR  Exeter Automobile Receivables Trust,
                                           2.02%, 8/15/16 (144A)                               205,994
    1,000,000                      BBB/NR  Exeter Automobile Receivables Trust,
                                           3.06%, 7/16/18 (144A)                               999,743
      711,034          0.73       NR/Baa1  First Franklin Mortgage Loan Trust
                                           2005-FFH3, Floating Rate Note,
                                           9/25/35                                             690,099
      197,890          0.76        AAA/NR  First Franklin Mortgage Loan Trust
                                           2004-FF10, Floating Rate Note,
                                           9/25/34                                             192,718
    1,341,332          0.28         A/Aa1  First Franklin Mortgage Loan Trust
                                           2006-FF14, Floating Rate Note,
                                           10/25/36                                          1,335,264
    1,167,633                       NR/NR  First Investors Auto Owner Trust 2012-2,
                                           0.451%, 8/15/13 (144A)                            1,167,775
    1,443,422          0.65         AA/A3  Fremont Home Loan Trust, Floating Rate
                                           Note, 4/25/35                                     1,411,673
      490,283          0.68       AA+/Aa1  Fremont Home Loan Trust, Floating Rate
                                           Note, 6/25/35                                       481,168

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
        3,051                      NR/Aa2  Greenpoint Manufactured Housing,
                                           7.59%, 11/15/28                               $       3,048
    1,318,789          0.44        AAA/B1  Greenpoint Mortgage Funding Trust,
                                           Floating Rate Note, 7/25/30                       1,300,774
      130,273          0.43        AAA/A1  GSAA Trust, Floating Rate Note, 6/25/35             130,217
      290,641          0.59       AAA/Aa2  GSAA Trust, Floating Rate Note, 9/25/34             285,175
      423,111          0.77       AAA/Aaa  GSAMP Trust 2004-SEA2, Floating Rate
                                           Note, 3/25/34                                       416,897
    3,506,052          0.52          A/NR  GSAMP Trust 2006-SEA1, Floating Rate
                                           Note, 5/25/36 (144A)                              3,446,786
      230,000                     AAA/Aaa  Honda Auto Receivables Owner Trust,
                                           1.98%, 5/23/16                                      231,818
      114,587          0.27       BB+/Ba3  HSI Asset Securitization Corp Trust
                                           2007-OPT1, Floating Rate Note,
                                           12/25/36                                            113,529
      462,520          0.49         A/Ba1  Indymac Residential Asset Backed Trust,
                                           Floating Rate Note, 10/25/35                        443,199
       93,693          0.56       AAA/Aaa  Indymac Residential Asset Backed Trust,
                                           Floating Rate Note, 8/25/35                          92,654
      178,316          0.48       AAA/Aa2  Lehman XS Trust, Floating Rate Note,
                                           11/25/35                                            179,952
      500,000          2.47     BBB+/Baa3  Madison Avenue Manufactured Housing
                                           Contract, Floating Rate Note, 3/25/32               464,160
      321,703          0.42     BBB-/Baa1  Morgan Stanley ABS Capital I, Floating
                                           Rate Note, 12/25/35                                 315,921
      123,347          0.54       AAA/Ba1  Morgan Stanley Home Equity Loan Trust,
                                           Floating Rate Note, 9/25/35                         111,294
      113,564                     AA-/Aa3  Option One Mortgage Loan Trust, 5.9%,
                                           3/25/37 (Step)                                      111,985
      176,400          0.48       AA+/Aa3  Option One Mortgage Loan Trust, Floating
                                           Rate Note, 11/25/35                                 173,322
      282,675          0.62        AAA/NR  Option One Mortgage Loan Trust, Floating
                                           Rate Note, 2/25/35                                  263,851
      582,380          0.84        AA+/A1  Park Place Securities, Inc., Floating Rate
                                           Note, 10/25/34                                      569,160
      684,264          0.92       AA+/Aa1  Park Place Securities, Inc., Floating Rate
                                           Note, 12/25/34                                      681,786
    1,139,936          0.90        AA/Aa2  Park Place Securities, Inc., Floating Rate
                                           Note, 12/25/34                                    1,134,153
      126,331          0.81       AA+/Aa1  Park Place Securities, Inc., Floating Rate
                                           Note, 2/25/35                                       126,009
      220,723          0.92       AAA/Aaa  PFS Financing Corp., Floating Rate Note,
                                           10/17/16 (144A)                                     220,773
      325,276          1.72          A/NR  PFS Financing Corp., Floating Rate Note,
                                           10/17/16 (144A)                                     325,413
      578,000          1.42       AAA/Aaa  PFS Financing Corp., Floating Rate Note,
                                           2/15/16 (144A)                                      579,973

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 23

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    1,779,023          0.52        AAA/A1  RAAC Series, Floating Rate Note,
                                           10/25/45 (144A)                               $   1,748,707
       26,642                    AAA/Baa2  RAMP Trust, 5.06%, 6/25/32 (Step)                    27,131
      480,328          0.41         B+/B2  RAMP Trust, Floating Rate Note, 1/25/36             457,527
      120,351          0.51      AAA/Baa2  RAMP Trust, Floating Rate Note,
                                           10/25/33                                            118,686
      411,985          0.84       AA/Baa1  RAMP Trust, Floating Rate Note,
                                           11/25/34                                            402,496
      145,619          0.42        AAA/A3  RAMP Trust, Floating Rate Note, 2/25/36             140,942
      432,732          0.49        AAA/A1  RAMP Trust, Floating Rate Note, 9/25/35             428,410
      518,827          0.44      AAA/Baa3  RASC Trust, Floating Rate Note, 2/25/36             505,576
      421,140          0.65       AA/Baa2  RASC Trust, Floating Rate Note, 4/25/35             411,415
      881,819          0.67        NR/Aa1  RFSC Series 2003-RP2 Trust, Floating
                                           Rate Note, 6/25/33 (144A)                           846,546
      229,098          0.70        AAA/NR  Salomon Brothers Mortgage Securities VII,
                                           Inc., Floating Rate Note, 3/25/28                   219,452
      849,625          0.33      BBB-/Ba3  Saxon Asset Securities Trust, Floating
                                           Rate Note, 10/25/46                                 834,494
      220,731          0.40       AAA/Aaa  SLC Student Loan Trust, Floating Rate
                                           Note, 6/15/20                                       220,396
      215,007          0.54       AAA/Aaa  SLC Student Loan Trust, Floating Rate
                                           Note, 8/15/19                                       215,014
      668,354                      NR/Aaa  SMART Trust/Australia, 1.22%, 11/14/13
                                           (144A)                                              669,225
      500,000          0.77        NR/Aaa  SMART Trust/Australia, Floating Rate Note,
                                           3/14/15 (144A)                                      499,370
    1,267,230                       AA/NR  SNAAC Auto Receivables Trust, 1.78%,
                                           6/15/16 (144A)                                    1,269,579
    1,511,208          0.67        AA/Aa2  Soundview Home Loan Trust 2005-DO1,
                                           Floating Rate Note, 5/25/35                       1,504,285
    1,500,000                       NR/NR  Stanwich Mortgage Loan Trust, 2.981%,
                                           9/15/42 (144A)                                    1,500,000
    1,062,763          0.42       CCC/Ba3  Structured Asset Investment Loan Trust
                                           2006-1, Floating Rate Note, 1/25/36               1,004,381
       12,882                       B+/A2  Structured Asset Securities Corp.,
                                           4.51%, 2/25/35 (Step)                                12,893
    4,049,370          0.44       B-/Baa3  Structured Asset Securities Corp.,
                                           Floating Rate Note, 10/25/36 (144A)               3,831,339
      485,066          0.37        BB/Ba3  Structured Asset Securities Corp.,
                                           Floating Rate Note, 5/25/37 (144A)                  474,936
      598,239          0.28        BB+/A3  Structured Asset Securities Corp.,
                                           Floating Rate Note, 5/25/47                         585,155
    4,956,986          0.37         B-/B2  Structured Asset Securities Corp.,
                                           Floating Rate Note, 7/25/36 (144A)                4,514,788
    1,230,000                      AAA/NR  United Auto Credit Securitization Trust,
                                           1.1%, 3/16/15 (144A)                              1,229,895

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
       83,489          0.50       NR/Baa1  Wilshire Mortgage Loan Trust, Floating Rate
                                           Note, 5/25/28                                 $      75,807
                                                                                         -------------
                                                                                         $  85,423,089
                                                                                         -------------
                                           Total Banks                                   $  85,937,123
------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 9.1%
                                           Other Diversified Financial Services -- 2.6%
    1,815,847          0.89        AA/Aaa  Asset Backed Securities Corp Home
                                           Equity, Floating Rate Note, 2/25/35           $   1,794,832
       13,039                     AAA/Aaa  Capital Auto Receivables Asset Trust,
                                           5.42%, 12/15/14                                      13,070
      151,754                     AAA/Aaa  CNH Equipment Trust, 5.17%, 10/15/14                152,092
       94,665          0.49      AAA/Baa2  Credit Suisse Mortgage Capital
                                           Certificates, Floating Rate Note,
                                           10/25/36 (144A)                                      87,502
       46,751                      AA+/NR  DT Auto Owner Trust 2011-1, 1.94%,
                                           12/16/13 (144A)                                      46,768
      662,368                      AAA/NR  DT Auto Owner Trust 2012-1, 1.05%,
                                           1/15/15 (144A)                                      662,777
    1,745,824          1.22         B/Ba1  Ellington Loan Acquisition Trust 2007-1,
                                           Floating Rate Note, 5/26/37 (144A)                1,727,527
      173,025          1.02         B/Ba1  Ellington Loan Acquisition Trust 2007-1,
                                           Floating Rate Note, 5/27/37 (144A)                  170,480
    1,169,560          1.12        B+/Ba2  Ellington Loan Acquisition Trust 2007-2,
                                           Floating Rate Note, 5/25/37 (144A)                1,148,726
    1,015,653          0.60       A+/Baa2  Home Equity Asset Trust, Floating Rate
                                           Note, 1/25/36                                       977,970
    3,404,000          0.69        AA+/A3  Home Equity Asset Trust, Floating Rate
                                           Note, 12/25/35                                    3,327,036
      308,238          0.33       CCC/Ba1  Home Equity Asset Trust, Floating Rate
                                           Note, 3/25/37                                       294,042
      463,990          0.40        AAA/A1  Home Equity Asset Trust, Floating Rate
                                           Note, 7/25/36                                       460,234
      109,063          0.33        BBB/A1  Home Equity Asset Trust, Floating Rate
                                           Note, 7/25/37                                       107,633
      646,890                       B/Ba1  JP Morgan Mortgage Acquisition Corp.,
                                           5.453%, 11/25/36 (Step)                             645,333
    1,836,262          0.44       BB+/Ba1  JP Morgan Mortgage Acquisition Corp.,
                                           Floating Rate Note, 10/25/35                      1,757,905
      983,226          0.28        BB/Ba2  JP Morgan Mortgage Acquisition Corp.,
                                           Floating Rate Note, 5/25/37                         954,723
      123,258          1.19         A/Ba3  Merrill Lynch Mortgage Investors, Inc.,
                                           Floating Rate Note, 2/25/36                         121,478
    1,303,178          0.52       AA+/Aaa  Nelnet Student Loan Trust, Floating Rate
                                           Note, 10/26/20                                    1,295,142
    1,012,182          0.37        AA-/A3  Sierra Receivables Funding Co., LLC,
                                           Floating Rate Note, 3/20/19 (144A)                1,000,697

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 25

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services --
                                           (continued)
      593,432          1.22       A+/Baa3  Sierra Receivables Funding Co., LLC,
                                           Floating Rate Note, 9/20/19 (144A)            $     585,785
      122,479                     AAA/Aaa  SVO VOI Mortgage Corp., 5.25%,
                                           2/20/21 (144A)                                      123,340
      693,333          0.47       A-/Baa1  Textainer Marine Containers, Ltd.,
                                           Floating Rate Note, 5/15/20 (144A)                  683,136
                                                                                         -------------
                                                                                         $  18,138,228
------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 2.3%
    1,869,032          0.70       AAA/Aaa  Aegis Asset Backed Securities Trust,
                                           Floating Rate Note, 6/25/34                   $   1,841,152
    2,000,000          1.97       AAA/Aaa  Ally Master Owner Trust, Floating Rate
                                           Note, 1/15/15 (144A)                              2,009,258
    2,000,000          1.09       AAA/Aaa  Ally Master Owner Trust, Floating Rate
                                           Note, 1/15/16                                     2,013,902
      250,000          1.02       AAA/Aaa  Ally Master Owner Trust, Floating Rate
                                           Note, 2/15/17                                       251,079
      500,000          1.77       AAA/Aaa  GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 10/20/14 (144A)                 500,480
      250,000          0.79        NR/Aaa  GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 2/20/17                         251,961
    2,000,000          0.71        NR/Aaa  GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 6/20/17                       2,009,896
      500,000          1.12        NR/Aa2  GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 6/20/17                         500,000
      250,000          0.82        NR/Aaa  GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 7/20/16                         250,938
    1,580,000          1.47       AAA/Aaa  Hyundai Floorplan Master Owner Trust,
                                           Floating Rate Note, 11/17/14 (144A)               1,582,233
      236,456          0.47       AAA/Aa2  Mastr Asset Backed Securities Trust,
                                           Floating Rate Note, 10/25/35                        227,588
    3,988,490          0.45        CCC/A2  Mastr Asset Backed Securities Trust,
                                           Floating Rate Note, 2/25/36                       3,900,751
    1,000,000          1.37       AAA/Aaa  Nissan Master Owner Trust Receivables,
                                           Floating Rate Note, 1/15/15 (144A)                1,003,086
                                                                                         -------------
                                                                                         $  16,342,324
------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 3.0%
      727,944                       A+/NR  American Credit Acceptance Receivables
                                           Trust 2012-2, 1.89%, 7/15/16 (144A)           $     728,425
      875,000          1.47       AAA/Aaa  American Express Credit Account Master
                                           Trust, Floating Rate Note, 3/15/17                  895,511
      150,000          0.92        AA+/A2  American Express Credit Account Master
                                           Trust, Floating Rate Note, 5/15/15                  150,035
    1,220,000          0.25       AAA/Aaa  Capital One Multi-Asset Execution Trust,
                                           Floating Rate Note, 4/15/16                       1,220,009
    1,200,000          0.29       AAA/Aaa  Citibank Credit Card Issuance Trust,
                                           Floating Rate Note, 10/20/14                      1,200,048

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- (continued)
      500,000          0.85         AA/A2  Citibank Credit Card Issuance Trust,
                                           Floating Rate Note, 11/7/14                   $     500,196
    1,000,000                      AA-/A2  CPS Auto Trust, 1.82%, 12/16/19
                                           (144A)                                            1,000,457
      400,000          0.43       AAA/Aaa  Discover Card Master Trust, Floating
                                           Rate Note, 11/16/15                                 400,585
    3,240,000          1.72       AA-/Aa3  Ford Credit Floorplan Master Owner
                                           Trust, Floating Rate Note, 1/15/16                3,252,672
      325,000          1.87       AAA/Aaa  Ford Credit Floorplan Master Owner
                                           Trust, Floating Rate Note, 12/15/14
                                           (144A)                                              326,123
      250,000          0.82       AAA/Aaa  Ford Credit Floorplan Master Owner
                                           Trust, Floating Rate Note, 9/15/15                  251,150
    2,075,000          0.57       AAA/Aaa  Ford Credit Floorplan Master Owner
                                           Trust, Floating Rate Note, 9/15/16                2,075,021
      250,000          0.62       AAA/Aaa  Golden Credit Card Trust, Floating Rate
                                           Note, 10/15/15 (144A)                               250,566
    2,000,000          0.28       AAA/Aaa  MBNA Credit Card Master Note Trust,
                                           Floating Rate Note, 10/15/15                      2,000,382
    1,900,000          0.28       AAA/Aaa  MBNA Credit Card Master Note Trust,
                                           Floating Rate Note, 6/15/15                       1,900,091
      300,000          0.44        A+/Aa2  MBNA Credit Card Master Note Trust,
                                           Floating Rate Note, 7/15/15                         299,849
    1,000,000          0.64        BBB/A3  MBNA Credit Card Master Note Trust,
                                           Floating Rate Note, 7/15/15                       1,000,008
    2,250,000          1.37        NR/Aaa  Navistar Financial Dealer Note Master
                                           Trust, Floating Rate Note, 10/25/16
                                           (144A)                                            2,266,348
      250,000          1.67       AAA/Aaa  Navistar Financial Dealer Note Master
                                           Trust, Floating Rate Note, 10/26/15
                                           (144A)                                              250,225
      475,000          4.47        AA/Aa2  Navistar Financial Dealer Note Master
                                           Trust, Floating Rate Note, 10/26/15
                                           (144A)                                              476,282
       76,215          0.58       AAA/Aaa  SLM Student Loan Trust, Floating Rate
                                           Note, 4/25/19                                        76,172
      216,091          0.85       AAA/Aaa  SLM Student Loan Trust, Floating Rate
                                           Note, 7/27/20 (144A)                                216,090
      177,383          0.42        AA/Aaa  SLM Student Loan Trust, Floating Rate
                                           Note, 9/15/22                                       177,119
      300,000          0.43         AA/A3  World Financial Network Credit Card
                                           Master Trust, Floating Rate Note,
                                           2/15/17 (144A)                                      298,448
                                                                                         -------------
                                                                                         $  21,211,812
------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.2%
    1,507,083          0.39      BBB/Baa2  Triton Container Finance LLC, Floating
                                           Rate Note, 11/26/21 (144A)                    $   1,465,084
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 27

------------------------------------------------------------------------------------------------------
Principal     Floating       S&P/Moody's
Amount ($)    Rate (b)       Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 1.0%
    1,000,000          0.98       AAA/Aaa  Chesapeake Funding LLC, Floating Rate
                                           Note, 11/7/23 (144A)                          $   1,002,474
      250,000          2.23          A/A2  Chesapeake Funding LLC, Floating Rate
                                           Note, 11/7/23 (144A)                                250,642
      650,000          1.48       AAA/Aaa  Chesapeake Funding LLC, Floating Rate
                                           Note, 4/7/24 (144A)                                 655,283
      664,791          1.97       AAA/Aaa  Chesapeake Funding LLC, Floating Rate
                                           Note, 9/15/21 (144A)                                670,110
      200,000          1.97       AA+/Aaa  Chesapeake Funding LLC, Floating Rate
                                           Note, 9/15/21 (144A)                                201,000
    2,400,000          1.97       AA-/Aa3  Chesapeake Funding LLC, Floating Rate
                                           Note, 9/15/21 (144A)                              2,414,400
    1,510,769          0.40      BBB/Baa3  CLI Funding LLC, Floating Rate Note,
                                           8/18/21 (144A)                                    1,476,179
                                                                                         -------------
                                                                                         $   6,670,088
                                                                                         -------------
                                           Total Diversified Financials                  $  63,827,536
------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.0%+
                                           Real Estate Services -- 0.0%+
       21,295          0.96        AAA/A1  Chase Funding Mortgage Loan
                                           Asset-Backed Certificates, Floating
                                           Rate Note, 10/25/32                           $      18,852
                                                                                         -------------
                                           Total Real Estate                             $      18,852
------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $182,484,377)                           $ 183,464,238
------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 28.2%
                                           CONSUMER SERVICES -- 0.1%
                                           Hotels, Resorts & Cruise Lines -- 0.1%
      423,868                     NR/Baa3  S2 Hospitality LLC, 4.5%, 4/15/25
                                           (144A)                                        $     426,271
                                                                                         -------------
                                           Total Consumer Services                       $     426,271
------------------------------------------------------------------------------------------------------
                                           BANKS -- 14.2%
                                           Thrifts & Mortgage Finance -- 14.2%
      720,957          2.85      AAA/Baa1  Adjustable Rate Mortgage Trust 2004-1,
                                           Floating Rate Note, 1/25/35                   $     714,913
       37,526          0.96       AAA/Aaa  Adjustable Rate Mortgage Trust 2004-4,
                                           Floating Rate Note, 3/25/35                          37,553
        5,122          0.78       AAA/Aaa  Adjustable Rate Mortgage Trust 2005-2,
                                           Floating Rate Note, 6/25/35                           5,126
      764,543          5.75         NR/NR  American General Mortgage Loan Trust,
                                           Floating Rate Note, 9/25/48 (144A)                  766,397
      200,000          1.58       AAA/Aaa  Arkle Master Issuer Plc, Floating Rate
                                           Note, 5/17/60 (144A)                                200,634
      350,000          1.83       AAA/Aaa  Arkle Master Issuer Plc, Floating Rate
                                           Note, 5/17/60 (144A)                                352,988

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      500,000          1.68       AAA/Aaa  Arkle Master Issuer Plc, Floating Rate
                                           Note, 5/17/60 (144A)                          $     503,603
    2,275,000          1.39         NR/NR  Banc of America Re-Remic Trust, Floating
                                           Rate Note, 8/15/29 (144A)                         2,275,000
    3,035,000          2.34         NR/NR  Banc of America Re-Remic Trust, Floating
                                           Rate Note, 8/15/29 (144A)                         3,035,000
      445,506          0.49       AAA/Aaa  Bayview Commercial Asset Trust, Floating
                                           Rate Note, 4/25/36 (144A)                           441,508
      584,826          3.02         NR/NR  BCAP LLC Trust, Floating Rate Note,
                                           6/27/36 (144A)                                      587,423
      439,050          1.32      AAA/Baa2  Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 10/25/33                 404,939
       13,329          0.36        A+/Aaa  Citigroup Commercial Mortgage Trust,
                                           Floating Rate Note, 4/15/22 (144A)                   13,094
    1,238,868          0.39      BBB+/Aaa  Citigroup Commercial Mortgage Trust,
                                           Floating Rate Note, 4/15/22 (144A)                1,192,287
    1,772,180          0.43      BBB-/Aa2  Citigroup Commercial Mortgage Trust,
                                           Floating Rate Note, 4/15/22 (144A)                1,687,824
      301,158          0.47        BB+/A2  Citigroup Commercial Mortgage Trust,
                                           Floating Rate Note, 4/15/22 (144A)                  283,811
      881,059          0.52         BB/A3  Citigroup Commercial Mortgage Trust,
                                           Floating Rate Note, 4/15/22 (144A)                  821,499
       61,424                      AAA/NR  Citigroup Mortgage Loan Trust, Inc., 6.5%,
                                           6/25/16                                              62,361
       80,314          0.56       AAA/Aaa  COMM 2005-FL11 Mortgage Trust,
                                           Floating Rate Note, 11/15/17 (144A)                  74,630
      143,761          0.61       AA-/Aa1  COMM 2005-FL11 Mortgage Trust,
                                           Floating Rate Note, 11/15/17 (144A)                 132,151
      115,735                      NR/Aaa  COMM 2006-C8 Mortgage Trust, 5.248%,
                                           12/10/46                                            116,384
      290,577          0.32       AAA/Aaa  COMM 2006-FL12 Mortgage Trust,
                                           Floating Rate Note, 12/15/20 (144A)                 284,909
    2,890,000          0.35        AA-/A1  COMM 2006-FL12 Mortgage Trust,
                                           Floating Rate Note, 12/15/20 (144A)               2,652,994
    2,571,773          0.40         A+/A1  COMM 2007-FL14 Mortgage Trust,
                                           Floating Rate Note, 6/15/22 (144A)                2,450,858
      445,168          5.11         NR/A2  COMM 2011-FL1 Mortgage Trust,
                                           Floating Rate Note, 7/17/28 (144A)                  452,402
       83,552          0.61       AAA/Aaa  Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 10/25/34                         84,787
       45,750          0.62       AAA/Aaa  Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 2/25/33                          44,916
      129,369          0.62      AAA/Baa3  Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 3/25/34                         124,698
      433,296          0.77        AAA/NR  Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 7/25/33                         428,752

The accompanying notes are an integral part of these financial statements.


     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 29

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
       66,557          0.67       AAA/Ba1  Countrywide Alternative Loan Trust,
                                           Floating Rate Note, 9/25/34                   $      64,373
      411,562                      BB-/NR  Countrywide Home Loan Mortgage Pass
                                           Through Trust, 5.25%, 1/25/35                       413,334
    1,705,949          0.76      AAA/Baa1  Countrywide Home Loan Mortgage Pass
                                           Through Trust, Floating Rate Note,
                                           2/25/35                                           1,538,817
      887,171          0.77        NR/Aa1  Countrywide Home Loan Mortgage Pass
                                           Through Trust, Floating Rate Note,
                                           5/25/33                                             870,337
    1,780,116          0.72         A-/NR  Countrywide Home Loan Mortgage Pass
                                           Through Trust, Floating Rate Note,
                                           6/25/18                                           1,744,316
      184,843          0.62        AAA/NR  Countrywide Home Loan Mortgage Pass
                                           Through Trust, Floating Rate Note,
                                           8/25/18                                             177,259
    1,794,343                     AAA/Aaa  Extended Stay America Trust 2010-ESH,
                                           2.951%, 11/5/27 (144A)                            1,800,284
      103,953                     AAA/Aaa  First Union Lehman Brothers Bank of
                                           America Communities Mortgage Pass
                                           Through Certificates Series 1998-c2,
                                           6.778%, 11/18/35                                    104,365
      136,102          0.65       AA+/Aa2  GE Business Loan Trust 2003-1, Floating
                                           Rate Note, 4/15/31 (144A)                           128,144
    1,537,818          0.44       AA-/Aa1  GE Business Loan Trust 2004-2, Floating
                                           Rate Note, 12/15/32 (144A)                        1,431,003
      419,697          0.39         A/Aa3  GE Business Loan Trust 2007-1, Floating
                                           Rate Note, 4/16/35 (144A)                           358,841
      252,233          0.54      AAA/Baa2  Global Mortgage Securitization, Ltd.,
                                           Floating Rate Note, 11/25/32 (144A)                 232,918
       25,895                     AAA/Aaa  GMAC Commercial Mortgage Securities,
                                           Inc., Series 2002-C3 Trust, 4.93%,
                                           7/10/39                                              25,909
      131,776          6.02         NR/NR  GMAC Commercial Mortgage Securities,
                                           Inc., Floating Rate Note, 5/15/33
                                           (144A)                                              135,216
      900,000                       NR/NR  GS Mortgage Securities Corp., II, 3.563%,
                                           2/10/21 (144A)                                      917,730
      532,855          1.10       AAA/Aaa  GS Mortgage Securities Corp., II, Floating
                                           Rate Note, 3/6/20 (144A)                            532,655
    2,520,000          1.26       AAA/Aaa  GS Mortgage Securities Corp., II, Floating
                                           Rate Note, 3/6/20 (144A)                          2,518,513
      500,000          2.20         AA/NR  GS Mortgage Securities Corp., II, Floating
                                           Rate Note, 3/6/20 (144A)                            499,997
      679,982                      CCC/B1  GSR Mortgage Loan Trust, 5.0%,
                                           7/25/35                                             688,634
      152,197          2.81        AAA/NR  GSR Mortgage Loan Trust, Floating Rate
                                           Note, 8/25/33                                       153,386

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      301,377          2.65        AAA/NR  GSR Mortgage Loan Trust, Floating Rate
                                           Note, 9/25/35                                 $     302,424
      349,861          1.36      AAA/Baa3  Harborview Mortgage Loan Trust, Floating
                                           Rate Note, 6/19/34                                  324,720
    1,950,000          1.86       AAA/Aaa  Holmes Master Issuer Plc, Floating Rate
                                           Note, 10/15/54 (144A)                             1,978,246
    2,070,900          0.64       NR/Baa1  HomeBanc Mortgage Trust 2005-2,
                                           Floating Rate Note, 5/25/25                       1,905,477
      649,809          0.57       AAA/Aa3  Homestar Mortgage Acceptance Corp.,
                                           Floating Rate Note, 6/25/34                         643,419
    1,548,228          0.67       AAA/Aa2  Homestar Mortgage Acceptance Corp.,
                                           Floating Rate Note, 7/25/34                       1,529,191
      475,835          1.12       AAA/Aaa  Impac CMB Trust Series 2003-8, Floating
                                           Rate Note, 10/25/33                                 468,998
      833,014          0.86       AAA/Ba3  Impac CMB Trust Series 2004-4, Floating
                                           Rate Note, 9/25/34                                  762,680
      363,539          0.94      AAA/Baa2  Impac CMB Trust Series 2004-5, Floating
                                           Rate Note, 10/25/34                                 340,816
      353,970          1.06       AAA/Aaa  Impac CMB Trust Series 2004-5, Floating
                                           Rate Note, 8/25/34                                  351,667
      812,417          0.96        AAA/A3  Impac CMB Trust Series 2004-7, Floating
                                           Rate Note, 11/25/34                                 768,163
      684,929          0.63       AAA/Aaa  Impac CMB Trust Series 2004-8, Floating
                                           Rate Note, 8/25/34                                  682,057
      258,598          0.98       AAA/Ba2  Impac CMB Trust Series 2004-9, Floating
                                           Rate Note, 1/25/35                                  224,106
       44,734          1.02       AAA/Aaa  Impac Secured Assets CMN Owner Trust,
                                           Floating Rate Note, 11/25/34                         44,573
      757,081          0.57       AAA/Aaa  Impac Secured Assets Trust 2006-1,
                                           Floating Rate Note, 5/25/36                         748,105
      218,230          0.57       AAA/Aaa  Impac Secured Assets Trust 2006-2,
                                           Floating Rate Note, 8/25/36                         219,520
      330,519                      NR/Aaa  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., 4.767%, 3/12/39                   332,753
       51,626                      NR/Aaa  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., 5.305%, 1/15/49                    52,025
       38,580                      NR/Aaa  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., 5.45%, 12/12/43                    38,744
      187,936                      NR/Aaa  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., 5.819%, 6/12/43                   192,496
    3,907,542          0.35        NR/Aa2  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           11/15/18 (144A)                                   3,847,323
      809,178          0.43         NR/A2  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           11/15/18 (144A)                                     780,250

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 31

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      311,222          0.45         NR/A3  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           11/15/18 (144A)                               $     293,872
      194,514          0.58        NR/Ba1  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           11/15/18 (144A)                                     164,218
      498,336          2.12       AAA/Aaa  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           11/15/28 (144A)                                     503,319
      475,000          5.92       AAA/Aaa  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           2/12/49                                             497,293
      257,000          6.45         NR/B3  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           5/12/34                                             254,685
    3,857,507          0.34       AAA/Aaa  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           5/15/47                                           3,834,944
      200,000          0.38        A-/Aa3  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           5/15/47                                             189,726
       93,747          5.99       AAA/Aaa  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           6/15/49                                              96,833
       87,654          0.60        NR/Aa1  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           7/15/19 (144A)                                       84,981
      350,000          4.65        AA-/A1  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           7/15/28 (144A)                                      354,276
      276,231          5.17        AAA/NR  JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           8/12/40                                             276,274
       90,990          2.37      AAA/Baa1  JP Morgan Mortgage Trust, Floating Rate
                                           Note, 10/25/33                                       94,262
       81,900          4.43        AAA/A3  JP Morgan Mortgage Trust, Floating Rate
                                           Note, 2/25/35                                        82,620
      453,458          3.04        BB+/NR  JP Morgan Mortgage Trust, Floating Rate
                                           Note, 6/25/35                                       451,273
    2,000,000          1.83       AAA/Aaa  Lanark Master Issuer Plc, Floating Rate
                                           Note, 12/22/54 (144A)                             2,049,333
      748,652                     AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                           3.973%, 3/15/29                                     764,641
      432,147                     AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                           4.664%, 7/15/30                                     435,335
      229,148                     AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                           4.83%, 11/15/27                                     231,504
          605                     AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                           5.532%, 3/15/32                                         605

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal     Floating       S&P/Moody's
Amount ($)    Rate (b)       Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
       38,481                     AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                           5.845%, 7/15/40                               $      39,620
      383,323          6.33       AAA/Aaa  LB-UBS Commercial Mortgage Trust,
                                           Floating Rate Note, 4/15/41                         401,822
    2,233,177          0.34       AAA/Aaa  Lehman Brothers Floating Rate
                                           Commercial Mortgage Trust 2006-LLF C5,
                                           Floating Rate Note, 9/15/21 (144A)                2,188,513
    1,500,000          0.72       BB+/Aa3  Lehman Brothers Floating Rate
                                           Commercial Mortgage Trust 2007-LLF C5,
                                           Floating Rate Note, 6/15/22 (144A)                1,471,802
      725,000          1.12       B+/Baa3  Lehman Brothers Floating Rate
                                           Commercial Mortgage Trust 2007-LLF C5,
                                           Floating Rate Note, 6/15/22 (144A)                  680,558
      129,865          1.07       AAA/Aaa  Lehman Brothers Small Balance
                                           Commercial Mortgage Trust 2007-3,
                                           Floating Rate Note, 10/25/37 (144A)                 126,095
      173,218          1.17        A+/Aa1  Lehman Brothers Small Balance
                                           Commercial Mortgage Trust 2007-3,
                                           Floating Rate Note, 10/25/37 (144A)                 172,157
      178,323          0.47        A+/Aa3  Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           9/25/30 (144A)                                      146,330
    1,009,966          2.41      AAA/Baa2  MASTR Adjustable Rate Mortgages Trust
                                           2003-3, Floating Rate Note, 9/25/33               1,002,106
      601,629          2.62       AAA/Aa2  MASTR Adjustable Rate Mortgages Trust
                                           2004-13, Floating Rate Note, 11/21/34               605,184
       95,324                      AAA/NR  MASTR Asset Securitization Trust 2003-6,
                                           4.5%, 7/25/13                                        95,511
      625,450          0.62        AAA/NR  MASTR Asset Securitization Trust 2003-6,
                                           Floating Rate Note, 7/25/18                         617,760
        3,540                      AAA/NR  MASTR Asset Securitization Trust 2004-3,
                                           4.75%, 1/25/14                                        3,572
      499,189          0.88       AA+/Aa3  Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-C, Floating Rate Note,
                                           6/25/28                                             493,816
      227,120          0.68        AAA/A3  Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-A, Floating Rate Note,
                                           4/25/29                                             220,569
      921,234          2.49      AA+/Baa2  Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-D, Floating Rate Note,
                                           9/25/29                                             914,145
    2,538,456          0.55        A+/Ba2  Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-E, Floating Rate Note,
                                           11/25/29                                          2,388,469
      368,087          0.68      AA+/Baa2  Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2005-A, Floating Rate Note,
                                           3/25/30                                             360,892
      260,000          5.24        AAA/NR  Merrill Lynch Mortgage Trust, Floating
                                           Rate Note, 11/12/35                                 270,527

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 33

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
    1,595,589          0.49          A/NR  Morgan Stanley Re-REMIC Trust 2010-R4,
                                           Floating Rate Note, 7/26/36 (144A)            $   1,568,491
      699,170          1.00      AAA/Baa1  Mortgage IT Trust 2004-1, Floating Rate
                                           Note, 11/25/34                                      664,536
      265,347          0.59        AAA/A2  Mortgage IT Trust 2004-2, Floating Rate
                                           Note, 12/25/34                                      253,192
    1,250,154          0.60       AA+/Aaa  NCUA Guaranteed Notes Trust 2010-R2,
                                           Floating Rate Note, 11/6/17                       1,253,280
    1,153,052          0.79        NR/Aaa  NCUA Guaranteed Notes Trust 2010-R3,
                                           Floating Rate Note, 12/8/20                       1,159,971
      350,686          0.79        NR/Aaa  NCUA Guaranteed Notes Trust 2010-R3,
                                           Floating Rate Note, 12/8/20                         353,317
    1,885,853          0.76        NR/Aaa  NCUA Guaranteed Notes Trust 2011-C1,
                                           Floating Rate Note, 3/9/21                        1,887,179
      837,522          0.63       AA+/Aaa  NCUA Guaranteed Notes Trust 2011-R3,
                                           Floating Rate Note, 3/11/20                         842,234
      605,118          0.61        AA+/NR  NCUA Guaranteed Notes Trust 2011-R5,
                                           Floating Rate Note, 4/6/20                          607,726
    1,088,761          0.48        AAA/A3  Opteum Mortgage Acceptance Corp.,
                                           Floating Rate Note, 7/25/35                       1,073,079
      175,001          0.62        AAA/NR  Residential Asset Securitization Trust,
                                           Floating Rate Note, 5/25/33                         157,871
      171,256          0.72        AAA/NR  Residential Asset Securitization Trust,
                                           Floating Rate Note, 7/25/33                         170,385
       15,183          2.00        NR/Aaa  SAECURE 11 BV, Floating Rate Note,
                                           7/30/92                                              15,495
      365,197          7.37        NR/Aaa  Salomon Brothers Mortgage Securities VII,
                                           Inc., Floating Rate Note, 5/18/32
                                           (144A)                                              372,514
      764,712          1.07      AA+/Baa3  Sequoia Mortgage Trust 2003-2, Floating
                                           Rate Note, 6/20/33                                  735,194
      309,153          0.84      AA+/Baa3  Sequoia Mortgage Trust 2003-5, Floating
                                           Rate Note, 9/20/33                                  296,066
      680,616          0.86      AAA/Baa1  Sequoia Mortgage Trust 2003-8, Floating
                                           Rate Note, 1/20/34                                  660,411
      511,073          0.54       A+/Baa3  Sequoia Mortgage Trust 2004-10, Floating
                                           Rate Note, 11/20/34                                 504,428
    1,179,543          0.49      AAA/Baa1  Sequoia Mortgage Trust 2004-12, Floating
                                           Rate Note, 1/20/35                                1,060,737
      174,145          1.02        AAA/A3  Sequoia Mortgage Trust 2004-12, Floating
                                           Rate Note, 1/20/35                                  153,387
      315,943          2.10      AA+/Baa3  Sequoia Mortgage Trust 2004-7, Floating
                                           Rate Note, 8/20/34                                  318,752
      284,405          0.45        AA+/B1  Sequoia Mortgage Trust 2005-1, Floating
                                           Rate Note, 2/20/35                                  274,372
      181,250          0.44       AA+/Ba3  Sequoia Mortgage Trust 2005-2, Floating
                                           Rate Note, 3/20/35                                  176,722

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      318,664          0.94         A-/A2  Sequoia Mortgage Trust 4, Floating Rate
                                           Note, 11/22/24                                $     316,183
       88,579          0.48       AAA/Aaa  Series 2007-1G WST Trust, Floating Rate
                                           Note, 5/21/38 (144A)                                 87,156
    1,068,951          0.92        AAA/A3  Structured Asset Mortgage Investments,
                                           Inc., Floating Rate Note, 3/19/34                 1,030,688
      379,673          2.90      AAA/Baa3  Structured Asset Securities Corp.,
                                           Floating Rate Note, 10/25/33                        381,524
      762,101          0.87         NR/NR  Structured Asset Securities Corp.,
                                           Floating Rate Note, 10/25/37 (144A)                 749,717
      346,001          0.72      AAA/Baa3  Structured Asset Securities Corp.,
                                           Floating Rate Note, 12/25/33                        334,518
      351,706          2.78      AAA/Baa3  Structured Asset Securities Corp.,
                                           Floating Rate Note, 7/25/33                         345,041
      532,081          0.52         A/Ba3  Structured Asset Securities Corp.,
                                           Floating Rate Note, 7/25/35                         474,961
      796,542          1.16         AA/NR  Structured Asset Securities Corp.,
                                           Floating Rate Note, 8/25/28                         753,063
      214,422          0.46       AAA/Aaa  Superannuation Members Home
                                           Loans Global Fund, Floating Rate
                                           Note, 6/12/40                                       207,714
      406,114          1.91       AAA/Ba1  Thornburg Mortgage Securities Trust,
                                           Floating Rate Note, 3/25/44                         398,706
       82,280                     AAA/Aaa  Wachovia Bank Commercial Mortgage
                                           Trust, 4.79%, 4/15/42                                84,780
    2,534,077          0.30        A+/Aaa  Wachovia Bank Commercial Mortgage
                                           Trust, Floating Rate Note, 6/15/20
                                           (144A)                                            2,427,988
       65,502          5.09       AAA/Aaa  Wachovia Bank Commercial Mortgage
                                           Trust, Floating Rate Note, 7/15/42                   66,327
      433,166          0.31       AA+/Aaa  Wachovia Bank Commercial Mortgage
                                           Trust, Floating Rate Note, 9/15/21
                                           (144A)                                              419,167
      278,163          2.40        AAA/A3  WaMu Mortgage Pass Through Certificates,
                                           Floating Rate Note, 1/25/33                         279,948
      208,482          2.45         AA/NR  WaMu Mortgage Pass Through Certificates,
                                           Floating Rate Note, 1/25/35                         211,073
      648,404          2.46       AA+/Ba2  WaMu Mortgage Pass Through Certificates,
                                           Floating Rate Note, 2/25/33                         647,476
      313,780          0.62         NR/A2  WaMu Mortgage Pass Through Certificates,
                                           Floating Rate Note, 3/25/34                         308,307
      774,651                       B+/NR  Wells Fargo Mortgage Backed Securities
                                           Trust, 4.5%, 1/25/19                                779,713
       98,461          5.02        NR/Ba2  Wells Fargo Mortgage Backed Securities
                                           Trust, Floating Rate Note, 4/25/35                  100,522
                                                                                         -------------
                                                                                         $  98,930,578
                                                                                         -------------
                                           Total Banks                                   $  98,930,578
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 35

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 4.4%
                                           Other Diversified Financial Services -- 3.5%
      204,831          1.63        NR/Aaa  Arran Residential Mortgages Funding
                                           Plc, Floating Rate Note, 11/19/47
                                           (144A)                                        $     205,572
      206,026          1.64        NR/Aaa  Arran Residential Mortgages Funding
                                           Plc, Floating Rate Note, 5/16/47
                                           (144A)                                              206,241
      106,304          4.78      AAA/Baa3  Bear Stearns ALT-A Trust 2003-3,
                                           Floating Rate Note, 10/25/33                        104,673
      751,599          0.96       A+/Baa1  Bear Stearns ALT-A Trust 2004-13,
                                           Floating Rate Note, 11/25/34                        733,661
    1,437,646          0.92      AAA/Baa2  Bear Stearns ALT-A Trust 2004-8,
                                           Floating Rate Note, 9/25/34                       1,395,366
      201,794          0.72      AAA/Baa2  Bear Stearns ALT-A Trust 2005-2,
                                           Floating Rate Note, 3/25/35                         194,242
      164,664          0.55       AAA/Ba1  CC Funding Corp., DE, Floating Rate
                                           Note, 1/25/35 (144A)                                134,219
       82,037          0.52       AAA/Ba2  CC Funding Corp., DE, Floating Rate
                                           Note, 8/25/35 (144A)                                 62,927
      132,234                       NR/A2  Citicorp Mortgage Securities, Inc.,
                                           4.75%, 1/25/34                                      134,282
       43,487                     NR/Baa3  Citicorp Mortgage Securities, Inc.,
                                           5.0%, 7/25/20                                        45,764
      250,000                       NR/B2  Citicorp Mortgage Securities, Inc.,
                                           6.25%, 6/25/36                                      251,831
      262,161          5.95       AAA/Aaa  Commercial Mortgage Pass-Through
                                           Certificates Series 2007-C4, Floating
                                           Rate Note, 9/15/39                                  262,880
      900,585          0.34      BBB+/Aaa  Commercial Mortgage Pass-Through
                                           Certificates Series 2007-TFL1, Floating
                                           Rate Note, 2/15/22 (144A)                           875,640
    2,969,286          0.39       AAA/Aa2  Credit Suisse Mortgage Capital Certificates,
                                           Floating Rate Note, 10/15/21 (144A)               2,885,020
      100,156          0.52       AAA/Aaa  Crusade Global Trust, Floating Rate Note,
                                           4/19/38                                              96,968
      100,662                     AAA/Aaa  Greenwich Capital Commercial Funding
                                           Corp., 4.111%, 7/5/35                               101,844
        5,523                     AAA/Aaa  Greenwich Capital Commercial Funding
                                           Corp., 5.117%, 4/10/37                                5,518
      817,262          5.95       B-/Caa1  JP Morgan Alternative Loan Trust, Floating
                                           Rate Note, 9/25/36                                  827,425
      151,914          2.53         B-/NR  Merrill Lynch Mortgage Investors, Inc.,
                                           Floating Rate Note, 2/25/35                         153,757
      119,016                      AAA/NR  Morgan Stanley Capital I Trust 2005-HQ6,
                                           4.882%, 8/13/42                                     120,044
    1,330,207          0.32       AA+/Aaa  Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 10/15/20 (144A)                        1,323,706
    1,750,000          0.35        A+/Aa3  Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 10/15/20 (144A)                        1,645,000

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services --
                                           (continued)
      100,000          0.82         A+/A1  Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 12/15/20 (144A)                    $      92,956
      100,000          0.92       BBB+/A3  Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 12/15/20 (144A)                           91,956
    2,000,000          6.34        AA-/NR  Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 7/15/30 (144A)                         2,042,736
    3,000,000                       NR/NR  ORES NPL LLC, 4.0%, 9/25/44 (144A)                3,015,000
      592,608                     AAA/Ba3  RALI Trust, 4.75%, 4/25/34                          594,338
       94,450                       NR/B3  RALI Trust, 5.5%, 12/25/34                           93,495
       84,632          0.77       AAA/Ba1  RALI Trust, Floating Rate Note, 1/25/34              80,832
       90,048          0.77       NR/Baa1  RALI Trust, Floating Rate Note, 10/25/17             84,802
    1,307,210          0.67        AAA/NR  RALI Trust, Floating Rate Note, 12/26/33          1,188,541
    2,532,633          0.67        AAA/NR  RALI Trust, Floating Rate Note, 3/25/18           2,459,075
       36,737          0.82       AAA/Ba3  RALI Trust, Floating Rate Note, 4/25/34              34,085
      191,304          0.72       AAA/Ba1  RALI Trust, Floating Rate Note, 6/25/33             179,241
      100,769          3.22       AAA/Ba2  Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 3/25/34              99,254
      574,039          2.75        AAA/A3  Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 3/25/34             566,654
      123,820          0.62        AAA/A3  Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 6/25/35             123,239
    2,000,000                       NR/NR  Vericrest Opportunity Loan Transferee,
                                           2.487%, 2/26/52 (144A)                            2,004,060
      145,191          4.21         NR/NR  Vericrest Opportunity Loan Trust
                                           2012-NPL1, Floating Rate Note,
                                           3/25/49 (144A)                                      145,823
                                                                                         -------------
                                                                                         $  24,662,667
------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.5%
    1,308,743          1.86       AAA/Aaa  Fosse Master Issuer Plc, Floating Rate
                                           Note, 10/18/54 (144A)                         $   1,324,491
    1,000,000          1.86       AAA/Aaa  Fosse Master Issuer Plc, Floating Rate
                                           Note, 10/18/54 (144A)                             1,020,423
      183,387                       BB/B2  Nomura Asset Acceptance Corp.,
                                           4.786%, 3/25/35                                     182,518
      262,583          2.62       AAA/Aaa  Nomura Asset Acceptance Corp., Floating
                                           Rate Note, 12/25/34                                 265,578
      100,000          1.61       AAA/Aaa  Permanent Master Issuer Plc, Floating
                                           Rate Note, 7/15/42 (144A)                           100,268
      500,000          1.86       AAA/Aaa  Permanent Master Issuer Plc, Floating
                                           Rate Note, 7/15/42 (144A)                           506,712
                                                                                         -------------
                                                                                         $   3,399,990
------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.1%
      572,467          3.56      BB+/Baa3  GMAC Mortgage Corp., Loan Trust,
                                           Floating Rate Note, 6/19/35                   $     580,646
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 37

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.3%
       50,733                      AAA/NR  Banc of America Merrill Lynch
                                           Commercial Mortgage, Inc., 4.512%,
                                           12/10/42                                      $      51,455
       26,947                    BBB+/Aaa  Banc of America Merrill Lynch
                                           Commercial Mortgage, Inc., 6.309%,
                                           6/11/35                                              26,976
      125,000                      B+/Aa1  Banc of America Merrill Lynch
                                           Commercial Mortgage, Inc., 6.349%,
                                           6/11/35                                             122,438
      877,652          4.87        AAA/NR  Banc of America Merrill Lynch
                                           Commercial Mortgage, Inc., Floating
                                           Rate Note, 3/11/41                                  886,435
    1,250,000          5.06        AAA/NR  Banc of America Merrill Lynch
                                           Commercial Mortgage, Inc., Floating
                                           Rate Note, 3/11/41                                1,288,168
       18,048                     AAA/Aaa  Bear Stearns Commercial Mortgage
                                           Securities, 4.8%, 1/12/41                            18,124
       45,000          7.61        BB-/NR  Morgan Stanley Dean Witter Capital I,
                                           Floating Rate Note, 2/15/33 (144A)                   44,043
                                                                                         -------------
                                                                                         $   2,437,639
                                                                                         -------------
                                           Total Diversified Financials                  $  31,080,942
------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.9%
                                           Mortgage REIT's -- 0.1%
       83,518                       A-/NR  Credit Suisse First Boston Mortgage
                                           Securities Corp., 5.5%, 7/25/35               $      83,825
       73,248          1.57       AA+/Aa2  Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           12/25/33                                             69,863
      352,836          0.96      AAA/Baa1  Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           6/25/34                                             342,198
      202,262          5.07        NR/Aaa  Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           8/15/38                                             203,125
                                                                                         -------------
                                                                                         $     699,011
------------------------------------------------------------------------------------------------------
                                           Diversified Real Estate Activities -- 0.2%
    1,105,943          0.66       AAA/Aaa  Mellon Residential Funding Corp.,
                                           Floating Rate Note, 12/15/30                  $   1,100,693
      636,802          0.70       AAA/Aaa  Mellon Residential Funding Corp.,
                                           Floating Rate Note, 6/15/30                         638,594
                                                                                         -------------
                                                                                         $   1,739,287
------------------------------------------------------------------------------------------------------
                                           Real Estate Services -- 0.6%
    4,074,290          0.97       AA+/Aa1  Banc of America Large Loan Trust
                                           2007-BMB1, Floating Rate Note,
                                           8/15/29 (144A)                                $   3,964,679

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Real Estate Services -- (continued)
      108,565          0.43        AAA/NR  Banc of America Large Loan, Inc.,
                                           Floating Rate Note, 10/15/19 (144A)           $     105,308
                                                                                         -------------
                                                                                         $   4,069,987
                                                                                         -------------
                                           Total Real Estate                             $   6,508,285
------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 8.6%
    1,537,145                       NR/NR  DBRR Trust, 0.946%, 9/25/45 (144A)            $   1,538,917
    1,220,359          0.55         NR/NR  Fannie Mae REMIC Trust 2007-W3,
                                           Floating Rate Note, 4/25/37                       1,223,572
      255,000                       NR/NR  Fannie Mae REMICS, 3.5%, 10/25/39                   268,176
       46,266                       NR/NR  Fannie Mae REMICS, 3.5%, 12/25/31                    47,021
      218,080                       NR/NR  Fannie Mae REMICS, 4.5%, 1/25/32                    219,967
      378,516                       NR/NR  Fannie Mae REMICS, 4.5%, 1/25/38                    388,575
      212,719                       NR/NR  Fannie Mae REMICS, 4.5%, 11/25/31                   214,467
       88,838                       NR/NR  Fannie Mae REMICS, 4.5%, 2/25/33                     89,904
       61,300                       NR/NR  Fannie Mae REMICS, 5.0%, 8/25/35                     61,932
      120,000                       NR/NR  Fannie Mae REMICS, 6.0%, 3/25/27                    126,300
      435,841                       NR/NR  Fannie Mae REMICS, 6.0%, 3/25/35                    461,594
       76,651                       NR/NR  Fannie Mae REMICS, 7.0%, 6/25/13                     77,875
      852,620          0.92         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 1/25/32                                       863,331
      842,730          0.77         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 1/25/40                                       851,876
    1,173,597          0.62         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 10/25/36                                    1,180,212
      307,810          0.77         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 10/25/37                                      310,118
      973,366          0.82         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 11/25/31                                      984,349
      856,562          0.82         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 11/25/31                                      860,937
    1,864,005          0.72         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 11/25/33                                    1,877,814
      185,875          0.82         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 12/25/23                                      187,822
      622,864          1.22         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 12/25/23                                      634,133
      155,091          0.77         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 12/25/30                                      156,658
      893,112          1.12         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 12/25/31                                      909,190
      646,961          0.72         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 12/25/32                                      652,396
      813,247          0.52         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 12/25/35                                      815,881
      370,571          0.62         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 12/25/38                                      370,379

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 39

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
       57,941          0.67        AAA/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 2/25/17                                 $      58,149
       75,045          0.92         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 2/25/32                                        75,095
      282,793          0.97         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 2/25/33                                       285,892
      342,718          0.72         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 3/25/23                                       344,304
      512,968          0.52         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 3/25/28                                       492,154
      274,174          0.87         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 4/25/30                                       277,051
      644,562          0.72         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 4/25/33                                       649,221
      621,004          0.72         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 4/25/42                                       624,683
      376,699          0.72         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 5/25/19                                       376,931
      413,656          0.82         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 5/25/40                                       417,970
    3,940,681          0.72         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 5/25/40                                     3,952,890
      234,513          0.62         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 6/25/23                                       235,251
       56,465          0.75         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 7/18/27                                        56,840
      942,040          0.82         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 7/25/31                                       952,672
      623,941          0.82         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 7/25/31                                       632,307
      238,664          0.67         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 7/25/34                                       240,356
    3,022,164          0.52         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 7/25/35                                     3,029,804
      709,013          0.47         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 7/25/35                                       709,016
      525,704          0.51         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 7/25/36                                       527,912
      193,900          0.82         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 8/25/32                                       196,087
       56,646          0.62         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 8/25/33                                        56,805
      635,745          0.77         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 8/25/36                                       640,773
      776,071          0.72         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 9/25/32                                       782,823
      252,887          0.97         NR/NR  Fannie Mae REMICS, Floating Rate
                                           Note, 9/25/38                                       253,991

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
      183,880          2.72         NR/NR  Fannie Mae Trust 2005-W3, Floating Rate
                                           Note, 4/25/45                                 $     186,912
      314,278          2.26         NR/NR  Fannie Mae Trust 2005-W4, Floating Rate
                                           Note, 6/25/35                                       337,863
       88,436                       NR/NR  Freddie Mac REMICS, 3.5%, 11/15/22                   90,405
      532,863                       NR/NR  Freddie Mac REMICS, 4.0%, 1/15/24                   546,450
       85,193                       NR/NR  Freddie Mac REMICS, 4.0%, 11/15/23                   89,781
      545,338                       NR/NR  Freddie Mac REMICS, 5.0%, 10/15/31                  553,616
       17,347                      AA+/NR  Freddie Mac REMICS, 5.0%, 10/15/31                   17,394
    1,792,801                       NR/NR  Freddie Mac REMICS, 5.0%, 10/15/33                1,808,985
      377,000                       NR/NR  Freddie Mac REMICS, 5.0%, 6/15/22                   382,112
      232,425                       NR/NR  Freddie Mac REMICS, 5.0%, 9/15/31                   234,125
      738,321                       NR/NR  Freddie Mac REMICS, 5.5%, 10/15/22                  747,677
       33,167                       NR/NR  Freddie Mac REMICS, 5.5%, 2/15/33                    33,219
      117,516                       NR/NR  Freddie Mac REMICS, 5.5%, 3/15/32                   120,019
      107,208                       NR/NR  Freddie Mac REMICS, 5.5%, 5/15/32                   108,695
      268,293                       NR/NR  Freddie Mac REMICS, 5.5%, 5/15/33                   277,049
    1,062,714          0.62         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 1/15/33                                     1,069,296
      268,963          1.17        AAA/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 10/15/31                                      274,814
      712,431          0.52         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 11/15/18                                      713,732
      107,303          0.62         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 11/15/30                                      107,328
      397,495          0.82         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 11/15/31                                      401,997
       23,777          1.12         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 11/15/33                                       23,794
      366,641          0.57         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 11/15/35                                      367,861
      354,822          0.62         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 12/15/20                                      357,068
      806,670          0.67         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 12/15/28                                      812,967
      106,430          0.67         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 12/15/32                                      106,708
       78,370          0.72         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 12/15/32                                       78,987
      972,448          0.57         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 12/15/41                                      975,063
      546,289          0.45         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 2/15/19                                       547,573
      193,819          0.57         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 2/15/29                                       194,798
    1,034,468          0.77         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 2/15/33                                     1,042,504

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 41

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
      147,435          0.52         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 2/15/39                                 $     147,631
      303,392          0.92         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 3/15/32                                       307,508
      993,485          0.52         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 3/15/41                                       995,681
      232,073          0.57         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 5/15/29                                       232,453
      491,470          1.73         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 5/15/33                                       504,158
    1,139,787          0.56         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 5/15/37                                     1,142,841
      258,769          0.57         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 5/15/41                                       259,625
      559,295          0.67         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 6/15/23                                       562,331
    1,239,303          0.62         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 6/15/33                                     1,243,428
      778,694          0.53         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 6/15/36                                       780,521
      653,485          0.47         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 7/15/21                                       654,340
      243,957          0.72         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 7/15/36                                       245,397
      162,302          0.62         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 7/15/36                                       162,945
    1,625,516          0.42         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 7/15/36                                     1,624,519
      644,754          0.82         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 9/15/32                                       650,702
      120,888          0.64         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 9/15/36                                       121,481
      660,889          0.62         NR/NR  Freddie Mac REMICS, Floating Rate
                                           Note, 9/15/36                                       664,098
      408,854                       NR/NR  Government National Mortgage
                                           Association, 4.5%, 6/20/27                          408,617
       56,836                       NR/NR  Government National Mortgage
                                           Association, 4.75%, 6/20/38                          56,982
      952,136          0.47         NR/NR  Government National Mortgage
                                           Association, Floating Rate Note,
                                           1/20/33                                             954,716
    2,485,400          0.62         NR/NR  Government National Mortgage
                                           Association, Floating Rate Note,
                                           5/16/38                                           2,500,767
      361,632          0.72         NR/NR  Government National Mortgage
                                           Association, Floating Rate Note,
                                           6/16/31                                             365,299

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
      161,285          0.87         NR/NR  Government National Mortgage
                                           Association, Floating Rate Note,
                                           7/20/40                                       $     161,417
      203,148          0.72         NR/NR  Government National Mortgage
                                           Association, Floating Rate Note,
                                           8/20/38                                             205,151
    1,230,910          0.47         NR/NR  Government National Mortgage
                                           Association, Floating Rate Note,
                                           9/16/31                                           1,239,274
                                                                                         -------------
                                                                                         $  60,043,047
                                                                                         -------------
                                           Total Government                              $  60,043,047
------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $194,827,350)                            $196,989,123
------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 18.2%
                                           ENERGY -- 0.0%+
                                           Oil & Gas Exploration & Production -- 0.0%+
      150,000                       A/Aa3  Ras Laffan Liquefied Natural Gas Co.,
                                           Ltd., III, 4.5%, 9/30/12 (144A)               $     150,000
                                                                                         -------------
                                           Total Energy                                  $     150,000
------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.2%
                                           Aerospace & Defense -- 0.1%
      570,000          0.69          A/A2  United Technologies Corp., Floating
                                           Rate Note, 12/2/13                            $     572,295
------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.1%
      625,000                    BBB/Baa2  Tyco Electronics Group SA, 6.0%,
                                           10/1/12                                       $     625,000
                                                                                         -------------
                                           Total Capital Goods                           $   1,197,295
------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.3%
                                           Railroads -- 0.3%
    2,357,000                    BBB/Baa3  CSX Corp., 5.75%, 3/15/13                     $   2,412,653
                                                                                         -------------
                                           Total Transportation                          $   2,412,653
------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.7%
                                           Auto Parts & Equipment -- 0.2%
    1,205,000          0.85     BBB+/Baa1  Johnson Controls, Inc., Floating Rate
                                           Note, 2/4/14                                  $   1,209,667
------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.5%
      200,000          0.83          A/A2  BMW US Capital LLC, Floating Rate
                                           Note, 12/21/12                                $     200,200
    1,250,000          0.97         A-/A3  Daimler Finance North America LLC,
                                           Floating Rate Note, 3/28/14 (144A)                1,252,361
      300,000          1.24         A-/A3  Daimler Finance North America LLC,
                                           Floating Rate Note, 4/10/14 (144A)                  301,046

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 43

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- (continued)
      300,000          1.79         A-/A3  Daimler Finance North America LLC,
                                           Floating Rate Note, 7/11/13 (144A)            $     302,227
      250,000                     BBB+/A3  Nissan Motor Acceptance Corp., 3.25%,
                                           1/30/13 (144A)                                      251,780
      790,000                       A-/A3  Volkswagen International Finance NV,
                                           1.625%, 8/12/13 (144A)                              797,750
      300,000          1.13         A-/A3  Volkswagen International Finance NV,
                                           Floating Rate Note, 3/21/14 (144A)                  301,605
                                                                                         -------------
                                                                                         $   3,406,969
                                                                                         -------------
                                           Total Automobiles & Components                $   4,616,636
------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 1.0%
                                           Brewers -- 0.4%
      600,000                        A/A3  Anheuser-Busch InBev Worldwide, Inc.,
                                           2.5%, 3/26/13                                 $     605,927
    1,318,000                        A/A3  Anheuser-Busch InBev Worldwide, Inc.,
                                           3.0%, 10/15/12                                    1,319,127
      620,000          1.10          A/A3  Anheuser-Busch InBev Worldwide, Inc.,
                                           Floating Rate Note, 3/26/13                         622,349
                                                                                         -------------
                                                                                         $   2,547,403
------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.6%
    1,500,000          0.74       BBB+/A2  Campbell Soup Co., Floating Rate
                                           Note, 8/1/14                                  $   1,506,926
    3,025,000                   BBB-/Baa2  Kraft Foods, Inc., 6.0%, 2/11/13                  3,082,127
                                                                                         -------------
                                                                                         $   4,589,053
                                                                                         -------------
                                           Total Food, Beverage & Tobacco                $   7,136,456
------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                           Health Care Equipment -- 0.3%
    1,780,000                      A/Baa1  Covidien International Finance SA,
                                           1.875%, 6/15/13                               $   1,797,403
      500,000                      A/Baa1  St Jude Medical, Inc., 2.2%, 9/15/13                507,171
                                                                                         -------------
                                                                                         $   2,304,574
                                                                                         -------------
                                           Total Health Care Equipment & Services        $   2,304,574
------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 0.2%
                                           Pharmaceuticals -- 0.0%+
      150,000                       AA/A1  Abbott Laboratories, Inc., 5.15%,
                                           11/30/12                                      $     151,152
------------------------------------------------------------------------------------------------------
                                           Life Sciences Tools & Services -- 0.2%
    1,450,000                   BBB+/Baa2  Agilent Technologies, Inc., 2.5%,
                                           7/15/13                                       $   1,469,476
                                                                                         -------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                               $   1,620,628
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           BANKS -- 3.3%
                                           Diversified Banks -- 1.9%
      250,000         2.44          A/Aa3  Banco Santander Chile SA, Floating Rate
                                           Note, 2/14/14 (144A)                          $     246,322
      250,000                     AA-/Aa1  Bank of Nova Scotia, Inc., 2.25%,
                                           1/22/13                                             251,508
      250,000          1.50       AA-/Aa1  Bank of Nova Scotia, Inc., Floating
                                           Rate Note, 1/12/15                                  253,619
      400,000          0.65        AA/Aa2  Cooperatieve Centrale
                                           Raiffeisen-Boerenleenbank BA
                                           Netherlands, Floating Rate Note, 7/25/13            400,303
    1,745,000          1.26       AA-/Aa3  HSBC Bank Plc, Floating Rate Note,
                                           1/17/14 (144A)                                    1,754,016
      300,000          0.86       AA-/Aa3  HSBC Bank Plc, Floating Rate Note,
                                           1/18/13 (144A)                                      300,362
      305,000                       A-/A3  HSBC Holdings Plc, 5.25%, 12/12/12                  307,679
      200,000          1.15       AA-/Aa3  Royal Bank of Canada, Inc., Floating
                                           Rate Note, 10/30/14                                 201,907
      560,000          0.56       AA-/Aa3  Royal Bank of Canada, Inc., Floating
                                           Rate Note, 3/8/13                                   560,367
    1,000,000          0.76       AA-/Aa3  Royal Bank of Canada, Inc., Floating
                                           Rate Note, 4/17/14                                1,003,112
      250,000                       A/Aa3  The Korea Development Bank, Ltd., 5.5%,
                                           11/13/12                                            251,174
    1,500,000          0.89       AA-/Aaa  The Toronto-Dominion Bank, Inc.,
                                           Floating Rate Note, 11/1/13                       1,507,496
      200,000          0.76       AA-/Aaa  The Toronto-Dominion Bank, Inc.,
                                           Floating Rate Note, 7/14/14                         200,963
      128,000          0.79          A/A3  Wachovia Corp., Floating Rate Note,
                                           10/28/15                                            125,477
    1,725,000          2.21         A+/A2  Wachovia Corp., Floating Rate Note,
                                           5/1/13                                            1,742,471
      100,000          0.63         A+/A2  Wachovia Corp., Floating Rate Note,
                                           8/1/13                                              100,074
      820,000                       A+/A2  Wells Fargo & Co., 5.25%, 10/23/12                  822,354
    1,500,000          1.29         A+/A2  Wells Fargo & Co., Floating Rate Note,
                                           6/26/15                                           1,511,277
      365,000          1.14       AA-/Aa2  Westpac Banking Corp., Floating Rate
                                           Note, 12/9/13                                       367,136
      500,000          1.26        NR/Aaa  Westpac Banking Corp., Floating Rate
                                           Note, 7/17/15 (144A)                                504,144
    1,000,000          0.67       AA-/Aa2  Westpac Banking Corp., Floating Rate
                                           Note, 9/27/13                                       999,906
                                                                                         -------------
                                                                                         $  13,411,667
------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 1.2%
    1,660,000                       A-/A2  American Express Bank FSB, 5.5%,
                                           4/16/13                                       $   1,705,230

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 45

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Regional Banks -- (continued)
      250,000                       A-/A2  American Express Bank FSB, 5.55%,
                                           10/17/12                                      $     250,509
      400,000                       A-/A2  American Express Centurion Bank, Inc.,
                                           5.55%, 10/17/12                                     400,797
      200,000                     BBB+/A3  BB&T Corp., 4.75%, 10/1/12                          200,000
      400,000          1.15         A-/A2  BB&T Corp., Floating Rate Note,
                                           4/28/14                                             402,472
    2,450,000                    BBB/Baa1  Fifth Third Bancorp, 6.25%, 5/1/13                2,529,289
      500,000                   BBB-/Baa2  First Tennessee Bank NA, 4.625%,
                                           5/15/13                                             509,529
    1,541,000                   BBB+/Baa1  KeyCorp, 6.5%, 5/14/13                            1,595,639
      100,000          0.65         A-/A3  PNC Funding Corp., Floating Rate
                                           Note, 1/31/14                                        99,838
      350,000          0.61        A+/Aa3  State Street Bank and Trust Co.,
                                           Floating Rate Note, 12/8/15                         342,875
      450,000          5.38     BBB+/Baa1  State Street Capital Trust III, Floating
                                           Rate Note, 1/29/49 (Perpetual)                      450,058
      125,000          0.74        A+/Aa3  US Bank NA Cincinnati Ohio, Floating
                                           Rate Note, 10/14/14                                 124,710
                                                                                         -------------
                                                                                         $   8,610,946
------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.2%
    1,220,000          0.81       AAA/Aaa  Swedbank Hypotek AB, Floating Rate
                                           Note, 3/28/14 (144A)                          $   1,218,165
                                                                                         -------------
                                           Total Banks                                   $  23,240,778
------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 7.1%
                                           Other Diversified Financial Services -- 4.1%
      300,000          6.50        BB+/NR  Caelus Re II, Ltd., Floating Rate Note,
                                           5/24/13 (Cat Bond) (144A)                     $     306,900
    1,495,000                     A-/Baa2  Citigroup, Inc., 5.5%, 4/11/13                    1,531,578
    1,000,000          1.28       A-/Baa2  Citigroup, Inc., Floating Rate Note,
                                           2/15/13                                           1,001,955
    2,942,000          2.44       A-/Baa2  Citigroup, Inc., Floating Rate Note,
                                           8/13/13                                           2,981,323
      250,000          9.00        BB-/NR  Compass Re, Ltd., Floating Rate
                                           Note, 1/8/15 (Cat Bond) (144A)                      256,750
    1,000,000         10.25        BB-/NR  Compass Re, Ltd., Floating Rate
                                           Note, 1/8/15 (Cat Bond) (144A)                    1,035,100
      250,000         11.25         B+/NR  Compass Re, Ltd., Floating Rate
                                           Note, 1/8/15 (Cat Bond) (144A)                      257,925
      250,000          9.00         BB/NR  East Lane Re V, Ltd., Floating Rate
                                           Note, 3/16/16 (Cat Bond) (144A)                     268,225
      520,000          6.71        BB-/NR  Embarcadero Reinsurance, Ltd., Floating
                                           Rate Note, 8/4/14 (Cat Bond) (144A)                 522,392
      525,000          0.00        BB+/NR  Embarcadero Reinsurance, Ltd., Floating
                                           Rate Note, 8/7/15 (Cat Bond) (144A)                 528,622

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services --
                                           (continued)
      300,000          1.31        AA+/A1  General Electric Capital Corp., Floating
                                           Rate Note, 1/7/14                             $     300,937
      200,000          1.15        AA+/A1  General Electric Capital Corp., Floating
                                           Rate Note, 4/24/14                                  201,285
      372,000          1.09        AA+/A1  General Electric Capital Corp., Floating
                                           Rate Note, 4/7/14                                   373,617
      365,000          1.33        AA+/A1  General Electric Capital Corp., Floating
                                           Rate Note, 5/22/13                                  367,036
      500,000          1.49        AA+/A1  General Electric Capital Corp., Floating
                                           Rate Note, 7/2/15                                   503,783
      500,000          1.38        AA+/A1  General Electric Capital Corp., Floating
                                           Rate Note, 8/1/17                                   498,054
    1,645,000          1.37        AA+/A1  General Electric Capital Corp., Floating
                                           Rate Note, 9/23/13                                1,658,278
      300,000          8.35        BB-/NR  Ibis Re II, Ltd., Floating Rate Note,
                                           2/5/15 (Cat Bond) (144A)                            308,640
    1,000,000          6.20        BB-/NR  Ibis Re, Ltd., Floating Rate Note, 5/3/13
                                           (Cat Bond) (144A)                                 1,021,900
    1,250,000          1.25          A/A2  JPMorgan Chase & Co., Floating Rate
                                           Note, 1/24/14                                     1,258,175
    1,875,000          1.08          A/A2  JPMorgan Chase & Co., Floating Rate
                                           Note, 2/26/13                                     1,880,696
      250,000          6.00         BB/NR  Lodestone Re, Ltd., Floating Rate Note,
                                           1/8/14 (Cat Bond) (144A)                            250,400
    1,000,000          7.25         BB/NR  Lodestone Re, Ltd., Floating Rate Note,
                                           1/8/14 (Cat Bond) (144A)                          1,009,400
      500,000          6.25         BB/NR  Lodestone Re, Ltd., Floating Rate Note,
                                           5/17/13 (Cat Bond) (144A)                           505,550
    1,600,000          8.25        BB-/NR  Lodestone Re, Ltd., Floating Rate Note,
                                           5/17/13 (Cat Bond) (144A)                         1,629,920
      600,000          9.98        BB-/NR  Loma Reinsurance, Ltd., Floating Rate
                                           Note, 12/21/12 (Cat Bond) (144A)                    602,880
      500,000          7.50        BB-/NR  Queen Street II Capital, Ltd., Floating
                                           Rate Note, 4/9/14 (Cat Bond) (144A)                 502,050
      500,000          7.50        BB-/NR  Queen Street IV Capital, Ltd., Floating
                                           Rate Note, 4/9/15 (Cat Bond) (144A)                 491,700
      250,000          8.50         B+/NR  Queen Street V Re, Ltd., Floating Rate
                                           Note, 4/9/15 (Cat Bond) (144A)                      250,850
    1,000,000          6.25         BB/NR  Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13 (Cat Bond)
                                           (144A)                                            1,021,400
    1,000,000          0.00         BB/NR  Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13 (Cat Bond)
                                           (144A)                                            1,023,800
      500,000          9.00        BB-/NR  Residential Reinsurance 2011, Ltd.,
                                           Floating Rate Note, 6/6/15 (Cat Bond)
                                           (144A)                                              512,000

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 47

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services --
                                           (continued)
      250,000         10.00        BB-/NR  Residential Reinsurance 2012, Ltd.,
                                           Floating Rate Note, 6/6/16 (Cat Bond)
                                           (144A)                                        $     262,525
      750,000          8.00        BB-/NR  Residential Reinsurance 2012, Ltd.,
                                           Floating Rate Note, 6/6/16 (Cat Bond)
                                           (144A)                                              762,675
      400,000          3.33       BBB-/NR  Vita Capital IV, Ltd., Floating Rate Note,
                                           1/15/16 (Cat Bond) (144A)                           401,560
    1,500,000          3.12       BBB-/NR  Vita Capital V, Ltd., Floating Rate Note,
                                           1/15/17 (Cat Bond) (144A)                         1,499,700
      500,000          3.82        BB+/NR  Vita Capital V, Ltd., Floating Rate Note,
                                           1/15/17 (Cat Bond) (144A)                           500,050
                                                                                         -------------
                                                                                         $  28,289,631
------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.3%
      750,000          5.25        BB+/NR  Kibou, Ltd., Floating Rate Note,
                                           2/16/15 (Cat Bond) (144A)                     $     763,200
    1,500,000                      NR/Aaa  Private Export Funding Corp.,
                                           4.974%, 8/15/13                                   1,562,370
                                                                                         -------------
                                                                                         $   2,325,570
------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.7%
    1,370,000                     BBB+/A3  American Express Co., 4.875%,
                                           7/15/13                                       $   1,416,531
      265,000                       A-/A2  American Express Credit Corp.,
                                           5.875%, 5/2/13                                      273,319
      100,000          1.92         A-/A2  American Express Credit Corp.,
                                           Floating Rate Note, 6/19/13                         100,995
      775,000          1.22         A-/A2  American Express Credit Corp.,
                                           Floating Rate Note, 6/24/14                         783,182
      200,000          0.68         A+/A1  American Honda Finance Corp.,
                                           Floating Rate Note, 11/20/12 (144A)                 200,017
      300,000          0.81         A+/A1  American Honda Finance Corp.,
                                           Floating Rate Note, 11/7/12 (144A)                  300,106
    1,500,000          0.79         A+/A1  American Honda Finance Corp.,
                                           Floating Rate Note, 6/18/14 (144A)                1,502,636
      550,000          1.04         A+/A1  American Honda Finance Corp.,
                                           Floating Rate Note, 8/5/13 (144A)                   552,313
    1,050,000                    BBB/Baa1  Capital One Bank USA NA, 6.5%,
                                           6/13/13                                           1,091,756
      242,000          1.61      BBB/Baa1  Capital One Financial Corp., Floating
                                           Rate Note, 7/15/14                                  243,695
      897,000          0.70          A/A2  John Deere Capital Corp., Floating
                                           Rate Note, 4/25/14                                  898,814
    1,000,000          0.68         A+/A1  PACCAR Financial Corp., Floating
                                           Rate Note, 4/5/13                                 1,002,277
      250,000          0.66         A+/A1  PACCAR Financial Corp., Floating
                                           Rate Note, 6/5/14                                   250,632

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- (continued)
      554,000                     AA-/Aa3  Toyota Motor Credit Corp., 1.25%,
                                           11/17/14                                      $     562,288
    1,015,000          0.91       AA-/Aa3  Toyota Motor Credit Corp., Floating
                                           Rate Note, 10/11/13                               1,019,150
    1,200,000          0.66       AA-/Aa3  Toyota Motor Credit Corp., Floating
                                           Rate Note, 10/12/12                               1,200,115
      500,000          0.70       AA-/Aa3  Toyota Motor Credit Corp., Floating
                                           Rate Note, 4/23/13                                  500,610
                                                                                         -------------
                                                                                         $  11,898,436
------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.3%
      100,000                      A+/Aa3  The Bank of New York Mellon Corp.,
                                           4.5%, 4/1/13                                  $     102,049
      200,000                      A+/Aa3  The Bank of New York Mellon Corp.,
                                           4.95%, 11/1/12                                      200,781
    1,300,000          0.72        A+/Aa3  The Bank of New York Mellon Corp.,
                                           Floating Rate Note, 1/31/14                       1,303,892
      200,000          0.72        A+/Aa3  The Bank of New York Mellon Corp.,
                                           Floating Rate Note, 7/28/14                         200,419
                                                                                         -------------
                                                                                         $   1,807,141
------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.7%
    1,295,000                     A-/Baa2  Merrill Lynch & Co, Inc., 6.15%,
                                           4/25/13                                       $   1,333,315
      900,000                     A-/Baa2  Merrill Lynch & Co., Inc., 5.45%,
                                           2/5/13                                              913,752
      250,000          2.05       A-/Baa1  Morgan Stanley Co., Floating Rate
                                           Note, 1/24/14                                       250,837
       50,000          1.43       A-/Baa1  Morgan Stanley Co., Floating Rate
                                           Note, 4/29/13                                        50,056
      100,000          2.94       A-/Baa1  Morgan Stanley Co., Floating Rate
                                           Note, 5/14/13                                       100,985
      500,000          4.75         B+/NR  Queen Street III Capital, Ltd., Floating
                                           Rate Note, 7/28/14 (Cat Bond) (144A)                495,800
      410,000                      A/Baa1  TD Ameritrade Holding Corp., 2.95%,
                                           12/1/12                                             411,687
      400,000          1.17          A/A2  The Bear Stearns Companies LLC,
                                           Floating Rate Note, 10/28/14                        400,037
      100,000                       A-/A3  The Goldman Sachs Group, Inc., 5.45%,
                                           11/1/12                                             100,392
      200,000          1.44         A-/A3  The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 2/7/14                          199,898
    1,000,000          0.82         A-/A3  The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 3/22/16                         961,112
                                                                                         -------------
                                                                                         $   5,217,871
                                                                                         -------------
                                           Total Diversified Financials                  $  49,538,649
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 49

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 3.2%
                                           Life & Health Insurance -- 1.1%
    3,180,000                       A+/A1  Allstate Life Global Funding Trusts,
                                           5.375%, 4/30/13                               $   3,272,312
      135,000                       A-/A3  MetLife, Inc., 5.375%, 12/15/12                     136,364
      600,000          1.69         A-/A3  MetLife, Inc., Floating Rate Note, 8/6/13           605,743
    1,800,000                     A-/Baa2  Protective Life Corp., 4.3%, 6/1/13               1,841,852
      305,000                      A/Baa2  Prudential Financial, Inc., 2.75%,
                                           1/14/13                                             306,975
      500,000          0.71     BBB+/Baa1  Sun Life Financial Global Funding III
                                           LP, Floating Rate Note, 10/6/13 (144A)              496,450
    1,000,000          4.71       BBB+/NR  Vitality Re, Ltd., Floating Rate Note,
                                           1/7/14 (Cat Bond) (144A)                          1,021,400
                                                                                         -------------
                                                                                         $   7,681,096
------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.4%
    1,725,000                     AA-/Aa3  Metropolitan Life Global Funding, Inc.,
                                           2.5%, 1/11/13 (144A)                          $   1,734,465
      330,000                     AA-/Aa3  Metropolitan Life Global Funding, Inc.,
                                           5.125%, 4/10/13 (144A)                              337,951
      680,000          1.21       AA-/Aa3  Metropolitan Life Global Funding, Inc.,
                                           Floating Rate Note, 1/10/14 (144A)                  683,684
                                                                                         -------------
                                                                                         $   2,756,100
------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 1.7%
      600,000          6.41        BB+/NR  Blue Danube, Ltd., Floating Rate
                                           Note, 4/10/15 (Cat Bond) (144A)               $     623,580
      625,000         11.16        BB-/NR  Blue Danube, Ltd., Floating Rate
                                           Note, 4/10/15 (Cat Bond) (144A)                     670,062
      500,000         14.00         B-/NR  Blue Fin, Ltd., Floating Rate Note,
                                           5/28/13 (Cat Bond) (144A)                           519,000
      500,000          4.50       NR/Baa1  Combine Re, Ltd., Floating Rate
                                           Note, 1/7/15 (Cat Bond) (144A)                      512,800
      900,000          5.00        BB+/NR  Foundation Re III, Ltd., Floating Rate
                                           Note, 2/25/15 (Cat Bond)                            912,510
      250,000          5.75         BB/NR  Foundation Re III, Ltd., Floating Rate
                                           Note, 2/3/14 (Cat Bond) (144A)                      252,800
      750,000          3.75        BB+/NR  Golden State Re, Ltd., Floating Rate
                                           Note, 1/8/15 (Cat Bond) (144A)                      757,500
      500,000          7.75        BB-/NR  Lakeside Re II, Ltd., Floating Rate
                                           Note, 1/8/13 (Cat Bond) (144A)                      501,650
    1,000,000          5.40        BB+/NR  Longpoint Re, Ltd., Floating Rate
                                           Note, 12/24/12 (Cat Bond) (144A)                  1,004,800
      750,000          6.00        BB+/NR  Longpoint Re, Ltd., Floating Rate Note,
                                           6/12/15 (Cat Bond) (144A)                           787,725
      500,000          3.21        BB+/NR  Midori, Ltd., Floating Rate Note,
                                           10/24/12 (Cat Bond) (144A)                          500,000
      500,000         10.16          B/NR  Montana Re, Ltd., Floating Rate Note,
                                           12/7/12 (Cat Bond) (144A)                           502,950

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
    1,000,000         11.50          B/NR  MultiCat Mexico 2009, Ltd., Floating
                                           Rate Note, 10/19/12 (Cat Bond)
                                           (144A)                                        $   1,000,300
      465,000         10.25          B/NR  MultiCat Mexico 2009, Ltd., Floating
                                           Rate Note, 10/19/12 (Cat Bond)
                                           (144A)                                              462,536
      500,000         10.25          B/NR  MultiCat Mexico 2009, Ltd., Floating
                                           Rate Note, 10/19/12 (Cat Bond)
                                           (144A)                                              497,350
      250,000          9.00         BB/NR  Mystic Re, Ltd., Floating Rate Note,
                                           3/12/15 (Cat Bond) (144A)                           259,750
    1,000,000          8.41        NR/Ba3  Mythen, Ltd., Floating Rate Note,
                                           5/7/15 (Cat Bond) (144A)                          1,070,700
      500,000         13.75         NR/NR  Pelican Re, Ltd., Floating Rate Note,
                                           4/13/15 (Cat Bond) (144A)                           500,600
      250,000         10.35          B/NR  Queen Street VI Re, Ltd., Floating Rate
                                           Note, 4/9/15 (Cat Bond) (144A)                      253,500
      500,000          9.66          B/NR  Successor X, Ltd., Floating Rate Note,
                                           2/25/14 (Cat Bond) (144A)                           503,450
                                                                                         -------------
                                                                                         $  12,093,563
                                                                                         -------------
                                           Total Insurance                               $  22,530,759
------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                           Office Electronics -- 0.1%
      550,000          1.80     BBB-/Baa2  Xerox Corp., Floating Rate Note,
                                           9/13/13                                       $     553,632
                                                                                         -------------
                                           Total Technology Hardware
                                           & Equipment                                   $     553,632
------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.4%
                                           Integrated Telecommunication Services -- 0.4%
    1,376,000                    BBB/Baa2  British Telecommunications Plc, 5.15%,
                                           1/15/13                                       $   1,393,902
      600,000          1.50      BBB/Baa2  British Telecommunications Plc,
                                           Floating Rate Note, 12/20/13                        603,948
      500,000                    BBB/Baa2  Telecom Italia Capital SA, 5.25%,
                                           11/15/13                                            515,625
      200,000          0.77      BBB/Baa2  Telefonica Emisiones SAU, Floating
                                           Rate Note, 2/4/13                                   199,303
                                                                                         -------------
                                                                                         $   2,712,778
                                                                                         -------------
                                           Total Telecommunication Services              $   2,712,778
------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 1.4%
                                           Electric Utilities -- 0.8%
    1,341,000                    BBB/Baa2  Duke Energy Corp., 5.65%, 6/15/13             $   1,388,887
    1,175,000                   BBB+/Baa2  Northeast Utilities Co., 5.65%,
                                           6/1/13                                            1,214,153
    1,505,000          1.13     BBB+/Baa2  Northeast Utilities Co., Floating
                                           Rate Note, 9/20/13                                1,513,908

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 51

------------------------------------------------------------------------------------------------------
Principal      Floating       S&P/Moody's
Amount ($)     Rate (b)       Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                            Electric Utilities -- (continued)
      250,000                        A-/A2  NSTAR Electric Co., 4.875%,
                                            10/15/12                                      $    250,372
      385,000                        A-/A1  Peco Energy Co., 4.75%, 10/1/12                    385,000
      300,000                         A/A2  Public Service Co., of Colorado, 4.875%,
                                            3/1/13                                             305,538
      125,000                         A/A2  Public Service Co., of Colorado, 7.875%,
                                            10/1/12                                            125,000
                                                                                         -------------
                                                                                          $  5,182,858
------------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 0.5%
    1,900,000                      A-/Baa2  Dominion Resources, Inc., Virginia,
                                            5.0%, 3/15/13                                 $  1,938,587
    1,495,000          1.15      BBB+/Baa1  Sempra Energy Co., Floating Rate
                                            Note, 3/15/14                                    1,501,596
                                                                                         -------------
                                                                                          $  3,440,183
------------------------------------------------------------------------------------------------------
                                            Independent Power Producers & Energy Traders
                                            -- 0.1%
      500,000          6.65          BB/NR  East Lane Re, Ltd., Floating Rate
                                            Note, 3/13/15 (Cat Bond) (144A)               $    527,250
      250,000          5.75         BB+/NR  East Lane Re, Ltd., Floating Rate
                                            Note, 3/14/14 (Cat Bond) (144A)                    258,100
                                                                                         -------------
                                                                                          $    785,350
                                                                                         -------------
                                            Total Utilities                               $  9,408,391
------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $126,799,724)                           $127,423,229
------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND
                                            AGENCY OBLIGATIONS -- 7.5%
        8,894                      AAA/Aaa  Fannie Mae, 6.5%, 1/1/15                      $      9,353
       16,286                      AAA/Aaa  Fannie Mae, 7.0%, 10/1/17                           17,476
       34,396          3.36        AAA/Aaa  Fannie Mae, Floating Rate Note,
                                            1/1/48                                              37,075
       30,523          2.54        AAA/Aaa  Fannie Mae, Floating Rate Note,
                                            10/1/32                                             32,752
       21,325          2.27        AAA/Aaa  Fannie Mae, Floating Rate Note,
                                            11/1/23                                             22,193
       33,632          2.30        AAA/Aaa  Fannie Mae, Floating Rate Note, 2/1/34              34,372
       12,094          2.52        AAA/Aaa  Fannie Mae, Floating Rate Note, 4/1/15              12,233
       27,252          2.31        AAA/Aaa  Fannie Mae, Floating Rate Note, 9/1/32              29,025
      500,000                      AA+/Aaa  Federal Farm Credit Banks, 0.875%,
                                            6/14/16                                            501,620
      100,000          0.28        AA+/Aaa  Federal Farm Credit Banks, Floating
                                            Rate Note, 10/15/13                                100,069
    3,000,000          0.20        AA+/Aaa  Federal Home Loan Banks, Floating
                                            Rate Note, 1/15/14                               3,001,044

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency Obligations --
                                           (continued)
      500,000          0.24       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 1/25/13                            $     500,229
    1,000,000          0.17       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 11/15/13                               1,000,024
      300,000          0.29       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 2/25/13                                  300,224
    1,250,000          0.21       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 3/11/14                                1,250,415
      440,000          0.27       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 3/13/13                                  440,322
      670,000          0.14        AA+/NR  Federal Home Loan Banks, Floating
                                           Rate Note, 4/12/13                                  669,929
      300,000          0.34       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 4/5/13                                   300,255
      450,000          0.27       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 5/2/13                                   450,394
    2,500,000          0.32       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 6/7/13                                 2,502,388
    5,515,000          0.27       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 7/22/13                                5,518,451
    3,675,000          0.24       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 8/1/13                                 3,677,914
      485,000          0.38       AA+/Aaa  Federal Home Loan Banks, Floating
                                           Rate Note, 9/16/13                                  485,800
        7,873                     AAA/Aaa  Federal Home Loan Mortgage Corp.,
                                           7.0%, 6/1/14                                          8,261
    3,450,000          0.28       AA+/Aaa  Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 1/10/13                       3,451,780
    3,865,000          0.31       AA+/Aaa  Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 1/24/13                       3,867,006
       15,222          2.34       AAA/Aaa  Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 10/1/23                          16,216
    3,000,000          0.28       AA+/Aaa  Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 10/12/12                      3,000,126
       16,906          2.86       AAA/Aaa  Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 11/1/33                          18,057
    4,240,000          0.39       AA+/Aaa  Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 11/18/13                      4,250,558
        9,220          4.60       AAA/Aaa  Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 6/1/35                            9,854
    2,020,000          0.30       AA+/Aaa  Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 8/12/13                       2,022,648
    2,000,000          0.35       AA+/Aaa  Federal National Mortgage Association,
                                           Floating Rate Note, 10/25/13                      2,003,934
    5,270,000          0.29       AA+/Aaa  Federal National Mortgage Association,
                                           Floating Rate Note, 11/23/12                      5,271,570
    4,480,000          0.29       AA+/Aaa  Federal National Mortgage Association,
                                           Floating Rate Note, 12/3/12                       4,481,581

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 53

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency Obligations --
                                           (continued)
    1,240,000          0.27       AA+/Aaa  Federal National Mortgage Association,
                                           Floating Rate Note, 3/14/13                   $   1,240,629
       18,501          1.62       AAA/Aaa  Government National Mortgage
                                           Association II, Floating Rate Note,
                                           1/20/22                                              19,264
      541,960                     AA+/Aaa  U.S. Treasury Inflation Indexed Bonds,
                                           0.625%, 4/15/13                                     547,125
      250,000                     AA+/Aaa  U.S. Treasury Notes, 0.5%, 11/30/12                 250,156
      750,000                     AA+/Aaa  U.S. Treasury Notes, 0.625%, 12/31/12               750,879
                                                                                         -------------
                                                                                         $  52,103,201
------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS
                                           (Cost $52,086,293)                            $  52,103,201
------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 1.8%
                                           Municipal Development -- 0.6%
    4,365,000          0.19        NR/Aa1  Mississippi Business Finance Corp.,
                                           Floating Rate Note, 12/1/30                   $   4,365,000
------------------------------------------------------------------------------------------------------
                                           Municipal General -- 0.2%
      200,000          1.39         A+/A1  New Jersey Economic Development
                                           Authority, Floating Rate Note, 6/15/13        $     200,566
    1,000,000                       NR/NR  State of California, 2.5%, 6/20/13                1,014,806
                                                                                         -------------
                                                                                         $   1,215,372
------------------------------------------------------------------------------------------------------
                                           Municipal Housing -- 0.0%+
      500,000                     AA-/Aa3  Massachusetts Housing Finance
                                           Agency, 0.467%, 6/1/13                        $     500,000
------------------------------------------------------------------------------------------------------
                                           Municipal Medical -- 0.6%
    4,000,000          0.20         AA/NR  Harris County Health Facilities
                                           Development Corp., Floating Rate
                                           Note, 12/1/41                                 $   4,000,000
------------------------------------------------------------------------------------------------------
                                           Municipal Power -- 0.2%
    1,000,000          0.93        NR/Aa3  South Carolina State Public Service
                                           Authority, Floating Rate Note, 6/2/14         $   1,001,600
      250,000          0.73        NR/Aa3  South Carolina State Public Service
                                           Authority, Floating Rate Note, 7/1/13               250,340
                                                                                         -------------
                                                                                         $   1,251,940
------------------------------------------------------------------------------------------------------
                                           Municipal Student Loan -- 0.2%
    1,250,000          1.00        AA+/NR  Louisiana Public Facilities Authority,
                                           Floating Rate Note, 4/26/27                   $   1,262,200
------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $12,592,011)                            $  12,594,512
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN INTERESTS -- 6.8%**
                                           ENERGY -- 0.1%
                                           Integrated Oil & Gas -- 0.0%+
       68,197          4.50      BBB/Baa2  Glenn Pool Oil & Gas Trust, Term
                                           Loan, 6/1/16                                  $      68,538
------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.0%+
      100,000          4.25        BB/Ba2  Pilot Travel Centers LLC, Initial
                                           Tranche B Term Loan, 3/7/18                   $     100,500
------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.1%
      223,875          4.75       BB-/Ba3  Gibson Energy, Inc., Tranche B Term
                                           Loan, 6/30/18                                 $     225,974
                                                                                         -------------
                                           Total Energy                                  $     395,012
------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.5%
                                           Commodity Chemicals -- 0.2%
      197,205          5.25        BB-/B1  Taminco Global Chemical Corp.,
                                           Tranche B-1 Dollar Term Loan,
                                           2/15/19                                       $     199,670
      705,375          4.25        NR/Ba2  Tronox, Inc., Closing Date Term
                                           Loan, 1/24/17                                       712,429
      192,375          4.25        NR/Ba2  Tronox, Inc., Delayed Draw Term
                                           Loan, 1/24/17                                       194,299
                                                                                         -------------
                                                                                         $   1,106,398
------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.2%
       92,500          3.75      BB+/Baa3  Ashland, Inc., Term B Loan, 5/31/18           $      93,299
      750,000          0.00        BB+/NR  Chemtura Corp., Term Loan, 8/27/16                  750,000
      198,000          5.75       BB-/Ba2  OM Group, Inc., Term B Dollar
                                           Loan, 7/5/17                                        199,361
      124,063          5.00       BB-/Ba1  PolyOne Corp., Term Loan, 9/30/17                   125,187
                                                                                         -------------
                                                                                         $   1,167,847
------------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.0%+
       49,375          6.50          B/B2  Exopack Holding Corp., Term
                                           Loan B, 5/6/17                                $      49,210
      147,000          4.75        BB/Ba1  Sealed Air Corp., Term B Advance,
                                           5/31/18                                             148,168
                                                                                         -------------
                                                                                         $     197,378
------------------------------------------------------------------------------------------------------
                                           Aluminum -- 0.0%+
      119,400          5.75       BB-/Ba2  Noranda Aluminum Holding Corp.,
                                           Term B Loan, 2/17/19                          $     120,930
------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.0%+
      148,125          4.00       BB+/Ba1  SunCoke Energy, Inc., Tranche B
                                           Term Loan, 7/21/18                            $     148,866
------------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.1%
      459,677          5.25        BB-/B1  Fairmount Minerals, Ltd., Tranche B
                                           Term Loan, 3/1/17                             $     459,333
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 55

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Steel -- 0.0%+
      149,244          4.75         BB/B1  JMC Steel Group, Term Loan, 2/15/17           $     150,270
                                                                                         -------------
                                           Total Materials                               $   3,351,022
------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.5%
                                           Aerospace & Defense -- 0.1%
      173,688          5.75       BB+/Ba3  DigitalGlobe, Inc., Term Loan, 9/21/18        $     174,701
      348,250          3.75      BBB-/Ba1  Spirit Aerosystems, Inc., Term B
                                           Loan, 3/27/19                                       350,499
                                                                                         -------------
                                                                                         $     525,200
------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.1%
      900,000          6.00       BB-/Ba2  WireCo WorldGroup, Inc., Term
                                           Loan, 4/13/17                                 $     910,125
------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.0%+
      148,500          5.50        BB/Ba2  Terex Corp., U.S. Term Loan, 4/28/17          $     149,242
      225,000          4.25        BB/Ba2  The Manitowoc Co., Inc., Term B
                                           Loan, 10/11/17                                      226,744
                                                                                         -------------
                                                                                         $     375,986
------------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 0.1%
      482,581          6.00         NR/NR  Schaeffler AG, Facility C2 Term
                                           Loan, 1/27/17                                 $     487,406
       84,416          6.25       BB-/Ba2  Xerium Technologies, Inc., Initial U.S.
                                           Term Loan, 5/4/17                                    83,502
                                                                                         -------------
                                                                                         $     570,908
------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.2%
      500,000          5.75      BBB-/Ba2  AWAS Aviation Capital, Ltd., Term
                                           Loan, 6/25/18                                 $     503,750
      600,000          6.75       BBB-/B1  Fly Leasing, Ltd., Loan, 7/17/18                    600,250
                                                                                         -------------
                                                                                         $   1,104,000
                                                                                         -------------
                                           Total Capital Goods                           $   3,486,219
------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                           Environmental & Facilities Services -- 0.0%+
      199,000          4.00       BB+/Ba1  Covanta Holding Corp., Term Loan,
                                           3/1/19                                        $     199,995
      196,257          4.75         B+/B1  Waste Industries USA, Inc., Term B
                                           Loan, 2/23/17                                       197,484
                                                                                         -------------
                                                                                         $     397,479
------------------------------------------------------------------------------------------------------
                                           Office Services & Supplies -- 0.0%+
      139,300          4.25       BB+/Ba1  ACCO Brands Corp., Term B Loan,
                                           1/4/19                                        $     140,475
------------------------------------------------------------------------------------------------------
                                           Diversified Support Services -- 0.1%
      523,671          5.25        B+/Ba3  Allied Security Holdings LLC, Term
                                           Loan (First Lien), 1/21/17                    $     525,635
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Human Resource & Employment Services -- 0.1%
      684,460          5.00       BB-/Ba3  On Assignment, Inc., Initial Term B
                                           Loan, 3/20/19                                 $     686,599
                                                                                         -------------
                                           Total Commercial Services & Supplies          $   1,750,188
------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.1%
                                           Railroads -- 0.0%+
      248,750          4.00        BB+/B1  RailAmerica, Inc., Initial Loan, 2/15/19      $     248,905
------------------------------------------------------------------------------------------------------
                                           Trucking -- 0.1%
      211,607          3.98         BB/B1  Swift Transportation Co., Tranche B-1
                                           Term Loan, 12/21/16                           $     212,665
      500,000          5.00         BB/B1  Swift Transportation Co., Tranche B-2
                                           Term Loan, 12/15/17                                 503,334
                                                                                         -------------
                                                                                         $     715,999
                                                                                         -------------
                                           Total Transportation                          $     964,904
------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.3%
                                           Auto Parts & Equipment -- 0.3%
    1,006,368          3.50      BBB/Baa2  Delphi Automotive LLP, Tranche B Term
                                           Loan, 3/31/17                                 $   1,011,269
      647,997          6.75         NR/NR  TI Group Automotive Systems LLC,
                                           Term Loan, 3/1/19                                   642,732
       98,562          4.25        BB/Ba2  Tomkins LLC, Term B-1 Loan,
                                           9/21/16                                              99,277
                                                                                         -------------
                                                                                         $   1,753,278
------------------------------------------------------------------------------------------------------
                                           Tires & Rubber -- 0.0%+
      250,000          4.75        BB/Ba1  The Goodyear Tire & Rubber Co.,
                                           Loan (Second Lien), 3/27/19                   $     252,604
                                                                                         -------------
                                           Total Automobiles & Components                $   2,005,882
------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.2%
                                           Housewares & Specialties -- 0.0%+
      192,614          5.25       BB-/Ba3  Prestige Brands, Inc., Term B Loan,
                                           12/20/18                                      $     194,849
      278,600          5.25         B+/B1  Yankee Candle Co., Inc., Initial Term
                                           Loan, 3/2/19                                        281,647
                                                                                         -------------
                                                                                         $     476,496
------------------------------------------------------------------------------------------------------
                                           Footwear -- 0.1%
      475,000          0.00        NR/Ba2  Wolverine World Wide, Inc., Term Loan,
                                           5/1/19                                        $     481,234
------------------------------------------------------------------------------------------------------
                                           Textiles -- 0.1%
      698,250          6.75        NR/Ba3  Kloeckner Pentaplast SA, Term B-1
                                           Loan, 12/14/16                                $     704,360
                                                                                         -------------
                                           Total Consumer Durables & Apparel             $   1,662,090
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 57

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.7%
                                           Casinos & Gaming -- 0.1%
       98,536          4.00       BB+/Ba2  Ameristar Casinos, Inc., B Term Loan,
                                           3/29/18                                       $      99,187
      134,750          6.00       BB-/Ba3  Boyd Gaming Corp., Increased Term
                                           Loan, 12/17/15                                      136,659
      409,875          3.75      BBB-/Ba1  Penn National Gaming, Inc., Term B
                                           Facility, 6/29/18                                   412,149
      189,050          4.00       BB+/Ba1  Pinnacle Entertainment, Inc., Series A
                                           Term Loan, 3/5/19                                   190,350
       98,346          2.98      BBB-/Ba1  Scientific Games Corp., Tranche B-1 Term
                                           Loan, 6/30/15                                        98,346
                                                                                         -------------
                                                                                         $     936,691
------------------------------------------------------------------------------------------------------
                                           Leisure Facilities -- 0.1%
      800,000          4.25        BB+/B1  Six Flags Entertainment Corp.,
                                           Tranche B Term Loan, 11/23/18                 $     805,997
------------------------------------------------------------------------------------------------------
                                           Restaurants -- 0.4%
      137,275          4.30       BB-/Ba2  DineEquity, Inc., Term B-1 Loan,
                                           10/31/17                                      $     138,442
      498,747          6.50         B+/B1  Landry's, Inc., B Term Loan, 3/22/18                506,353
      159,200          5.25         NR/NR  NPC International, Inc., Term Loan
                                           2012, 12/28/18                                      161,190
      475,000          6.25        B+/Ba3  PF Chang's China Bistro, Inc., Term
                                           Borrowing, 5/15/19                                  480,344
    1,055,000          0.00        BB-/B1  Wendy's International, Inc., Term
                                           Loan, 4/3/19                                      1,065,715
                                                                                         -------------
                                                                                         $   2,352,044
------------------------------------------------------------------------------------------------------
                                           Education Services -- 0.1%
      298,500          5.25       BB-/Ba2  Bright Horizons Family Solutions, Inc.,
                                           Tranche C Term Loan, 5/1/17                   $     299,246
------------------------------------------------------------------------------------------------------
                                           Specialized Consumer Services -- 0.0%+
      174,125          5.50         B/Ba3  Ascent Capital Group, Inc., Term
                                           Loan, 3/6/18                                  $     176,410
                                                                                         -------------
                                           Total Consumer Services                       $   4,570,388
------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.7%
                                           Broadcasting -- 0.3%
      248,750          4.00       BB-/Ba2  Cequel Communications Holdings I
                                           LLC and Cequel Capital Corp., Term
                                           Loan, 1/31/19                                 $     250,072
      136,687          6.25       BB-/Ba3  Entercom Communications Corp.,
                                           Term B Loan, 11/7/18                                137,729
      750,000          4.00       BB-/Ba3  MCC Georgia LLC, Tranche G Term,
                                           2/8/20                                              746,250
      397,478          4.00       BB+/Ba1  Sinclair Broadcast Group, Inc., New
                                           Tranche B Term Loan, 10/29/16                       400,293

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Broadcasting -- (continued)
      374,063          4.25        NR/Ba3  Telesat Canada, U.S. Term B Loan,
                                           3/28/19                                       $     375,465
       98,318          4.25       BB-/Ba3  TWCC Holding Corp., Term Loan,
                                           1/24/17                                              99,075
      349,125          6.75        B+/Ba3  Wolverine Healthcare Analytics, Inc.,
                                           Tranche B Term Loan, 5/25/19                        352,180
                                                                                         -------------
                                                                                         $   2,361,064
------------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 0.2%
      373,125          4.00       BB+/Ba1  Charter Communications Operating
                                           LLC, Term D Loan, 3/28/19                     $     375,597
      650,000          4.25         NR/NR  Kabel Deutschland Vertrieb und
                                           Service GmbH, Facility F, 2/1/19                    651,915
                                                                                         -------------
                                                                                         $   1,027,512
------------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 0.2%
      572,184          4.75       BB-/Ba2  AMC Entertainment, Inc., Term B-3
                                           Loan, 2/7/18                                  $     576,532
      497,478          4.50       BB-/Ba2  Live Nation Entertainment, Inc.,
                                           Term B Loan, 10/20/16                               499,546
                                                                                         -------------
                                                                                         $   1,076,078
------------------------------------------------------------------------------------------------------
                                           Publishing -- 0.0%+
      144,552          4.50       BB-/Ba3  Interactive Data Corp., Term B
                                           Loan, 1/31/18                                 $     145,545
                                                                                         -------------
                                           Total Media                                   $   4,610,199
------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Apparel Retail -- 0.1%
      399,000          4.75       BB+/Ba2  Ascena Retail Group, Inc., Tranche B
                                           Term Loan, 5/17/18                            $     402,658
       59,511          5.75        BB/Ba3  Lord & Taylor LLC, Term Loan, 12/2/18                60,032
                                                                                         -------------
                                                                                         $     462,690
------------------------------------------------------------------------------------------------------
                                           Automotive Retail -- 0.1%
      548,622          0.00        BB/Ba1  Avis Budget Car Rental LLC, 8/7/19            $     555,479
       84,589          6.25        BB/Ba1  Avis Budget Car Rental LLC, Tranche B
                                           Term Loan, 6/13/18                                   85,012
                                                                                         -------------
                                                                                         $     640,491
                                                                                         -------------
                                           Total Retailing                               $   1,103,181
------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.1%
                                           Packaged Foods & Meats -- 0.1%
      498,750          0.00         NR/NR  Acosta, Inc., Term D Loan, 9/25/17            $     501,867
       74,438          4.50        BB/Ba2  B&G Foods, Inc., Tranche B Term
                                           Loan, 10/28/18                                       75,228
                                                                                         -------------
                                                                                         $     577,095
                                                                                         -------------
                                           Total Food, Beverage & Tobacco                $     577,095
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 59

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                           Personal Products -- 0.1%
      498,737          4.75       BB-/Ba3  Revlon, Inc., Term Loan B, 11/19/17           $     501,621
                                                                                         -------------
                                           Total Household & Personal Products           $     501,621
------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                           Health Care Equipment -- 0.2%
    1,150,000          0.00      BBB-/Ba2  Hologic, Inc., Tranche B Term Loan,
                                           4/29/19                                       $   1,164,950
       74,438          7.00       BB-/Ba2  Kinetic Concepts, Inc., Dollar Term B-1
                                           Loan, 1/12/18                                        75,601
                                                                                         -------------
                                                                                         $   1,240,551
------------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 0.0%+
      222,754          5.75        BB-/NR  Immucor, Inc., Term B-1 Loan, 8/19/18         $     225,910
------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.3%
      600,000          6.00        B+/Ba3  BSN Medical GmbH & Co KG,
                                           Facility B1, 6/11/19                          $     604,750
      750,000          0.00       BB-/Ba2  DaVita, Inc., Tranche B-2 Term
                                           Loan, 8/1/19                                        752,812
      123,438          6.75         B+/B1  inVentiv Health, Inc., Term B-3
                                           Loan, 6/24/18                                       120,043
      750,000          6.75        NR/Ba3  MModal, Inc., Term B Loan, 7/2/19                   742,969
                                                                                         -------------
                                                                                         $   2,220,574
------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 0.3%
      146,843          6.50          B/B1  Ardent Medical Services, Inc., Term
                                           Loan, 9/15/15                                 $     147,577
       74,438          4.50       BB-/Ba3  Health Management Associates, Inc.,
                                           Term B Loan, 11/1/18                                 75,099
      498,734          5.00         B/Ba3  IASIS Healthcare LLC, Term B Loan,
                                           4/18/18                                             500,916
      997,500          5.50        BB/Ba3  Select Medical Corp., Series A
                                           Tranche B Term Loan, 6/1/18                       1,006,228
       98,750          5.50       BB-/Ba3  Select Medical Holdings Corp.,
                                           Tranche B Term Loan, 4/25/18                         99,429
                                                                                         -------------
                                                                                         $   1,829,249
------------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.2%
      750,000          0.00         NR/NR  Convatec, Inc., Dollar Term Loan,
                                           12/22/16                                      $     753,371
      647,685          5.00       BB-/Ba3  Emdeon, Inc., Term B-1 Loan,
                                           11/2/18                                             653,352
       79,533          5.25       BB-/Ba3  MedAssets, Inc., Term Loan,
                                           11/15/16                                             80,262
                                                                                         -------------
                                                                                         $   1,486,985
                                                                                         -------------
                                           Total Health Care Equipment & Services        $   7,003,269
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 0.6%
                                           Biotechnology -- 0.3%
      750,000          0.00         BB/B1  Alkermes, Inc., 2019 Term Loan,
                                           9/25/19                                       $     754,688
       98,496          5.50         BB/B2  Axcan Intermediate Holdings, Inc.,
                                           Term B-1 Loan, 1/25/17                               98,496
      820,552          4.50       BB+/Ba2  Grifols, Inc., New U.S. Tranche B Term
                                           Loan, 6/4/17                                        828,963
      110,663          0.00      BBB-/Ba3  Warner Chilcott Corp., Additional Term
                                           B-1 Loan, 3/15/18                                   110,967
      291,402          0.00      BBB-/Ba3  Warner Chilcott Corp., Term B-1 Loan,
                                           3/3/18                                              292,204
      145,701          0.00      BBB-/Ba3  Warner Chilcott Corp., Term B-2 Loan,
                                           3/17/18                                             146,102
      200,339          0.00      BBB-/Ba3  WC Luxco Sarl, Term B-3 Loan, 3/3/18                200,890
                                                                                         -------------
                                                                                         $   2,432,310
------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 0.3%
       22,936          4.00      BBB-/Ba1  Endo Health Solutions, Inc., Term
                                           Loan B 2011, 4/14/18                          $      23,039
      750,000          0.00         NR/B1  Par Pharmaceutical Companies, Inc.,
                                           Term Loan, 8/2/19                                   749,812
      600,000          0.00      BBB-/Ba1  Valeant Pharmaceuticals International,
                                           Inc., Term Loan, 9/12/19                            601,650
      497,500          4.75      BBB-/Ba1  Valeant Pharmaceuticals International,
                                           Inc., Tranche B Term Loan, 2/13/19                  501,439
                                                                                         -------------
                                                                                         $   1,875,940
                                                                                         -------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                               $   4,308,250
------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.4%
                                           Other Diversified Financial Services -- 0.3%
      537,571          7.50         B+/B2  Preferred Sands Holding Co., LLC,
                                           Term B Loan, 12/15/16                         $     512,036
      545,721          4.00     BBB-/Baa2  RPI Finance Trust, 6.75 Year Term
                                           Loan, 4/13/18                                       547,767
      648,049          4.00     BBB-/Baa2  RPI Finance Trust, New Term Loan,
                                           11/9/18                                             653,180
       98,939          5.25        NR/Ba2  WorldPay, Facility B2A Term Loan,
                                           8/6/17                                               99,620
                                                                                         -------------
                                                                                         $   1,812,603
------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.1%
      747,497          4.75        B+/Ba3  Pinnacle Foods Finance LLC, Tranche E
                                           Term Loan, 9/16/18                            $     749,988
                                                                                         -------------
                                           Total Diversified Financials                  $   2,562,591
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 61

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 0.1%
                                           Life & Health Insurance -- 0.1%
      124,688          5.75        B+/Ba2  AmWINS Group, Inc., Term Loan, 5/7/19         $     125,155
      500,000          0.00        NR/Ba3  CNO Financial Group, Inc.,
                                           Term Loan, 9/4/18                                   502,395
                                                                                         -------------
                                                                                         $     627,550
                                                                                         -------------
                                           Total Insurance                               $     627,550
------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.4%
                                           IT Consulting & Other Services -- 0.1%
    1,000,000          4.50        BB/Ba3  Booz Allen Hamilton Holding Corp.,
                                           Initial Tranche B Term Loan, 7/10/19          $   1,006,979
------------------------------------------------------------------------------------------------------
                                           Data Processing & Outsourced
                                           Services -- 0.2%
    1,000,000          4.25         NR/NR  Genpact, Ltd., Term Loan, 8/17/19             $   1,004,375
       99,000          5.00       BB+/Ba2  NeuStar, Inc., Term Advance Loan,
                                           10/11/18                                             99,990
      225,059          4.25        BB/Ba3  VeriFone Systems, Inc., Term B Loan,
                                           11/14/18                                            225,762
                                                                                         -------------
                                                                                         $   1,330,127
------------------------------------------------------------------------------------------------------
                                           Application Software -- 0.0%+
       92,221          7.50       CCC+/B1  Allen Systems Group, Inc., Term B
                                           Loan, 11/22/15                                $      88,417
------------------------------------------------------------------------------------------------------
                                           Systems Software -- 0.1%
      667,897          4.00        NR/Ba2  Rovi Corp., Tranche B2 Term Loan,
                                           3/30/19                                       $     646,190
                                                                                         -------------
                                           Total Software & Services                     $   3,071,713
------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                                           Communications Equipment -- 0.0%+
      249,367          4.25         NR/NR  CommScope, Inc., Tranche 1 Term
                                           Loan, 1/14/18                                 $     251,004
                                                                                         -------------
                                           Total Technology Hardware & Equipment         $     251,004
------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS &
                                           SEMICONDUCTOR EQUIPMENT -- 0.1%
                                           Semiconductor Equipment -- 0.0%+
      133,728          5.75        BB-/B1  Aeroflex, Inc., Tranche B Term Loan,
                                           4/25/18                                       $     133,645
       98,750          4.00       BB+/Ba2  Sensata Technologies BV, Term Loan,
                                           4/29/18                                              99,422
                                                                                         -------------
                                                                                         $     233,067
------------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.1%
      315,639          4.00        BB/Ba2  Microsemi Corp., Term Loan, 2/2/18            $     318,006
      488,775          4.25      BBB-/Ba2  Semtech Corp., B Term Loan, 2/21/17                 492,746
                                                                                         -------------
                                                                                         $     810,752
                                                                                         -------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                       $   1,043,819
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.3%
                                           Integrated Telecommunication Services -- 0.3%
    1,172,063          5.75        B+/Ba3  West Corp., Term B-6 Loan, 8/1/18             $   1,184,516
      723,188          4.00      BB+/Baa3  Windstream Corp., Tranche B-3 Term
                                           Loan, 7/23/19                                       727,400
                                                                                         -------------
                                                                                         $   1,911,916
------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.0%+
      123,750          4.50         NR/NR  Cellular South, Inc., Term Loan, 6/16/17 $          124,833
      124,063          4.00        B+/Ba3  Crown Castle International Corp.,
                                           Tranche B Term Loan, 1/10/19                        124,675
                                                                                         -------------
                                                                                         $     249,508
                                                                                         -------------
                                           Total Telecommunication Services              $   2,161,424
------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.2%
                                           Independent Power Producers & Energy Traders
                                           -- 0.2%
      500,000          0.00         NR/B1  Calpine Corp., Term Loan 2012,
                                           9/27/19                                       $     497,500
      895,725          4.00      BB+/Baa3  NRG Energy, Inc., Term Loan, 5/5/18                 901,659
      347,867          4.25       BB+/Ba1  The AES Corp., Initial Term Loan,
                                           5/17/18                                             350,228
                                                                                         -------------
                                                                                         $   1,749,387
                                                                                         -------------
                                           Total Utilities                               $   1,749,387
------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $47,163,441)                            $  47,756,808
------------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENTS -- 1.2%
                                           Certificates of Deposit -- 1.2%
      140,000          0.76       AA-/Aa1  Bank of Nova Scotia Houston, Floating
                                           Rate Note, 10/18/12                           $     140,040
      100,000          0.75        AA-/NR  Bank of Nova Scotia Houston, Floating
                                           Rate Note, 2/15/13                                  100,192
    2,500,000          0.71         NR/NR  Bank of Nova Scotia Houston, Floating
                                           Rate Note, 7/19/13                                2,504,660
    1,000,000          0.74         NR/NR  Bank of Nova Scotia Houston, Floating
                                           Rate Note, 9/17/13                                1,003,754
    2,000,000          1.14       AA-/Aa2  Commonwealth Bank of Australia
                                           New York NY, Floating Rate Note,
                                           6/14/13                                           2,010,708
      250,000          0.86       AA-/Aa3  Nordea Bank Finland Plc New York,
                                           Floating Rate Note, 3/8/13                          250,299
      300,000          0.90        AA-/NR  Nordea Bank Finland Plc New York,
                                           Floating Rate Note, 4/5/13                          300,438
    1,000,000          0.56       AA-/Aa3  Royal Bank of Canada New York NY,
                                           Floating Rate Note, 10/5/12                       1,000,039
      250,000          0.48       AA-/Aaa  Toronto-Dominion Bank New York,
                                           Floating Rate Note, 10/19/12                        250,000

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 63

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Certificates of Deposit -- (continued)
      750,000          0.31         NR/NR  Toronto-Dominion Bank New York,
                                           Floating Rate Note, 5/15/13                   $     750,000
      250,000          1.21         NR/NR  Westpac Banking Corp., New York,
                                           Floating Rate Note, 7/10/13                         251,354
                                                                                         -------------
                                                                                         $   8,561,484
------------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $8,556,510)                             $   8,561,484
------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 90.0%
                                           (Cost $624,509,705) (a)                       $ 628,892,595
------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 10.0%           $  69,771,951
------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                    $ 698,664,546
======================================================================================================

NR          Not rated by either S&P or Moody's.

WR          Security rating withdrawn by either S&P or Moody's.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT's      Real Estate Investment Trust.

+           Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 28, 2012, the value of these securities amounted to $191,798,127 or 27.5% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $624,736,950 was as follows:

               Aggregate gross unrealized gain for all investments in which
                  there is an excess of value over tax cost                              $   4,997,346
               Aggregate gross unrealized loss for all investments in which
                  there is an excess of tax cost over value                                  (841,701)
                                                                                         -------------
               Net unrealized gain                                                       $   4,155,645
                                                                                         =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2012 aggregated $681,880,496 and $128,522,334, respectively.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities using fair value methods are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------------------
                                                Level 1       Level 2           Level 3        Total
--------------------------------------------------------------------------------------------------------------
Asset Backed Securities                         $        --   $   183,464,238   $         --   $  183,464,238
Collateralized Mortgage Obligations                      --       196,989,123             --      196,989,123
Corporate Bonds                                          --       127,423,229             --      127,423,229
U.S. Government and Agency Obligations                   --        52,103,201             --       52,103,201
Municipal Bonds                                          --        12,594,512             --       12,594,512
Senior Floating Rate Loan Interests                      --        47,756,808             --       47,756,808
Temporary Cash Investments                               --         8,561,484             --        8,561,484
--------------------------------------------------------------------------------------------------------------
Total                                           $        --   $   628,892,595   $         --   $  628,892,595
--------------------------------------------------------------------------------------------------------------
Other Financial Instruments*                    $      (450)  $            --   $         --   $         (450)
==============================================================================================================

*    Other financial instruments include futures contracts.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 65

Statement of Assets and Liabilities | 9/30/12 (unaudited)

ASSETS:
   Investment in securities (cost $624,509,705)                                                  $628,892,595
   Cash                                                                                            52,953,252
   Futures collateral                                                                                   1,100
   Receivables --
     Investment securities sold                                                                     2,333,897
     Fund shares sold                                                                              32,153,258
     Interest                                                                                       1,435,309
   Other                                                                                               88,668
--------------------------------------------------------------------------------------------------------------
       Total assets                                                                              $717,858,079
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
     Investment securities purchased                                                             $ 15,202,973
     Fund shares repurchased                                                                        3,804,719
     Variation margin                                                                                     250
     Dividends                                                                                        128,024
   Due to affiliates                                                                                   19,703
   Accrued expenses                                                                                    37,864
--------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                         $ 19,193,533
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                                               $694,674,115
   Distributions in excess of net investment income                                                  (930,252)
   Accumulated net realized gain on investments and futures contracts                                 538,243
   Net unrealized gain on investments                                                               4,382,890
   Net unrealized loss on futures contracts                                                              (450)
--------------------------------------------------------------------------------------------------------------
       Total net assets                                                                          $698,664,546
==============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $206,971,134/20,519,394 shares)                                             $      10.09
   Class C (based on $133,963,960/13,296,209 shares)                                             $      10.08
   Class Y (based on $357,729,452/35,433,119 shares)                                             $      10.10
MAXIMUM OFFERING PRICE:
   Class A ($10.09 (divided by) 97.5%)                                                           $      10.35
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

Statement of Operations (unaudited)

For the Six Months Ended 9/30/12

INVESTMENT INCOME:
   Interest                                                                  $2,927,996
--------------------------------------------------------------------------------------------------------------
       Total investment income                                                                   $  2,927,996
--------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                           $  631,108
   Transfer agent fees and expenses
     Class A                                                                      5,844
     Class C                                                                      2,242
     Class Y                                                                      2,736
   Distribution fees
     Class A                                                                    114,476
     Class C                                                                    132,017
   Administrative reimbursement                                                  50,717
   Shareholder communication expense                                             17,307
   Custodian fees                                                                12,775
   Registration fees                                                             27,005
   Professional fees                                                             32,745
   Printing expense                                                              12,138
   Fees and expenses of nonaffiliated Trustees                                    3,786
   Miscellaneous                                                                  9,590
--------------------------------------------------------------------------------------------------------------
     Total expenses                                                                              $  1,054,486
--------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                $  1,054,486
--------------------------------------------------------------------------------------------------------------
       Net investment income                                                                     $  1,873,510
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
   Net realized gain (loss) on:
     Investments                                                             $  539,714
     Futures contracts                                                             (755)           $  538,959
--------------------------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
     Investments                                                             $3,961,871
     Futures contracts                                                           (1,138)           $3,960,733
--------------------------------------------------------------------------------------------------------------
   Net gain on investments and futures contracts                                                 $  4,499,692
--------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                          $  6,373,202
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 67

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months      5/2/11
                                                                                               Ended           (Commencement
                                                                                               9/30/12         of Operations)
                                                                                               (unaudited)     to 3/31/12
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                          $   1,873,510   $     846,905
Net realized gain (loss) on investments, futures contracts, and foreign currency transactions        538,959          (7,898)
Change in net unrealized gain on investments, futures contracts, and foreign
     currency transactions                                                                         3,960,733         421,707
-----------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                      $   6,373,202   $   1,260,714
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.08 and $0.13 per share, respectively)                                         $    (825,660)  $    (293,801)
     Class C ($0.05 and $0.06 per share, respectively)                                              (223,292)        (54,609)
     Class Y ($0.09 and $0.15 per share, respectively)                                            (1,676,994)       (583,991)
-----------------------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                                                      $  (2,725,946)  $    (932,401)
-----------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                               $ 657,795,159   $ 202,547,654
Reinvestment of distributions                                                                      2,158,861         542,255
Cost of shares repurchased                                                                      (124,271,854)    (44,083,098)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       Fund share transactions                                                                 $ 535,682,166   $ 159,006,811
-----------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets                                                                $ 539,329,422   $ 159,335,124
NET ASSETS:
Beginning of period                                                                              159,335,124              --
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                                                  $ 698,664,546   $ 159,335,124
-----------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                               $    (930,252)  $     (77,816)
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

-----------------------------------------------------------------------------------------------------------------------------
                                                    9/12 Shares         9/12 Amount
                                                    (unaudited)         (unaudited)           '12 Shares        '12 Amount
-----------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                          19,447,727         $195,179,188           5,368,452        $ 52,712,709
Reinvestment of distributions                            76,392              767,389              23,987             239,674
Less shares repurchased                              (3,810,002)         (38,266,575)           (587,162)         (5,869,255)
-----------------------------------------------------------------------------------------------------------------------------
   Net increase                                      15,714,117         $157,680,002           4,805,277        $ 47,083,128
=============================================================================================================================
Class C
Shares sold                                          13,809,205         $138,590,248           1,684,145        $ 15,038,604
Reinvestment of distributions                            20,498              206,016               3,580              35,733
Less shares repurchased                              (1,695,850)         (17,005,773)           (525,369)         (5,240,717)
-----------------------------------------------------------------------------------------------------------------------------
   Net increase                                      12,133,853         $121,790,491           1,162,356        $  9,833,620
=============================================================================================================================
Class Y
Shares sold                                          32,256,663         $324,025,723          13,195,493        $134,796,341
Reinvestment of distributions                           117,878            1,185,456              26,678             266,848
Less shares repurchased                              (6,865,162)         (68,999,506)         (3,298,431)        (32,973,126)
-----------------------------------------------------------------------------------------------------------------------------
   Net increase                                      25,509,379         $256,211,673           9,923,740        $102,090,063
=============================================================================================================================

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 69

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                                     Six Months              5/2/11
                                                                                     Ended                   (Commencement
                                                                                     9/30/12                 of Operations)
                                                                                     (unaudited)             to 3/31/12 (a)
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                 $  10.02                $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                             $   0.07                $  0.12
   Net realized and unrealized gain on investments                                       0.08                   0.03
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                                $   0.15                $  0.15
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                                (0.08)                 (0.13)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                                      $   0.07                $  0.02
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $  10.09                $ 10.02
===========================================================================================================================
Total return*                                                                            1.47%                  1.48%
Ratio of net expenses to average net assets                                              0.65%**                0.90%**
Ratio of net investment income to average net assets                                     0.97%**                1.45%**
Portfolio turnover rate                                                                    24%**                  51%**
Net assets, end of period (in thousands)                                             $206,971                $48,160
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                                          0.65%**                1.03%**
   Net investment income                                                                 0.97%**                1.32%**
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                                          0.65%**                0.90%**
   Net investment income                                                                 0.97%**                1.44%**
===========================================================================================================================

(a)  Class A shares were first publicly offered on May 2, 2011.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

---------------------------------------------------------------------------------------------------------------------------
                                                                                     Six Months              5/2/11
                                                                                     Ended                   (Commencement
                                                                                     9/30/12                 of Operations)
                                                                                     (unaudited)             to 3/31/12 (a)
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                 $  10.02                $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                             $   0.05                $  0.05
   Net realized and unrealized gain on investments                                       0.06                   0.03
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                                $   0.11                $  0.08
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                                (0.05)                 (0.06)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                                      $   0.06                $  0.02
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $  10.08                $ 10.02
===========================================================================================================================
Total return*                                                                            1.09%                  0.82%
Ratio of net expenses to average net assets                                              1.04%**                1.75%**
Ratio of net investment income to average net assets                                     0.54%**                0.52%**
Portfolio turnover rate                                                                    24%**                  51%**
Net assets, end of period (in thousands)                                             $133,964                $11,643
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                                          1.04%**                1.87%**
   Net investment income                                                                 0.54%**                0.40%**
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                                          1.04%**                1.75%**
   Net investment income                                                                 0.54%**                0.52%**
==========================================================================================================================

(a)  Class C shares were first publicly offered on May 2, 2011.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 71

---------------------------------------------------------------------------------------------------------------------------
                                                                                     Six Months              5/2/11
                                                                                     Ended                   (Commencement
                                                                                     9/30/12                 of Operations)
                                                                                     (unaudited)             to 3/31/12 (a)
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                 $  10.03                $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                             $   0.08                $  0.14
   Net realized and unrealized gain on investments                                       0.08                   0.04
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                                $   0.16                $  0.18
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                                (0.09)                 (0.15)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                                      $   0.07                $  0.03
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $  10.10                $ 10.03
===========================================================================================================================
Total return*                                                                            1.58%                  1.79%
Ratio of net expenses to average net assets                                              0.45%**                0.67%**
Ratio of net investment income to average net assets                                     1.19%**                1.72%**
Portfolio turnover rate                                                                    24%**                  51%**
Net assets, end of period (in thousands)                                             $357,729                $99,533
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                                          0.45%**                0.80%**
   Net investment income                                                                 1.19%**                1.59%**
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                                          0.45%**                0.67%**
   Net investment income                                                                 1.19%**                1.72%**
===========================================================================================================================

(a)  Class Y shares were first publicly offered on May 2, 2011.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

Notes to Financial Statements | 9/30/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Floating Rate Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly Offered on May 2, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 73

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.


     Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

     At September 30, 2012, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 75

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2012 was as follows:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                        $932,401
--------------------------------------------------------------------------------
    Total                                                              $932,401
================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                          $218,725
Dividends payable                                                       (69,324)
Net unrealized gain                                                     193,774
--------------------------------------------------------------------------------
    Total                                                              $345,175
================================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark-to-market of futures contracts and the tax treatment of premium and amortization.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $12,791 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2012.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuations in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks and interest rate risk and currency exchange rate risk, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the six months ended September 30, 2012 was 4.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 77

     At September 30, 2012, open futures contracts were as follows:

--------------------------------------------------------------------------------
                            Number of
                            Contracts      Settlement               Unrealized
Type                        Long/(Short)   Month        Value       Loss
--------------------------------------------------------------------------------
U.S. 2 Year Note (CBT)      (4)            12/12        $882,125    $(450)
--------------------------------------------------------------------------------
   Total                                                            $(450)
================================================================================

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to January 1, 2012, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the six months ended September 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.15%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended March 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,300 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2012.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $5,585
Class C                                                                   1,676
Class Y                                                                  10,046
--------------------------------------------------------------------------------
    Total                                                               $17,307
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $29,136 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at September 30, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Prior to July 1, 2012, the Fund paid PFD 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,539 in distribution fees payable to PFD at September 30, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C shares purchased prior to July 1, 2012 redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 79 subject to any CDSC that applied to the original purchase of those shares. For Class C shares purchased on or after July 1, 2012, no contingent deferred sales charge is charged. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2012, CDSCs of $13,982 were paid to PFD.

5. Expense offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2012 were as follows:

--------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments             Asset Derivatives 2012          Liabilities Derivatives 2012
Under Accounting                ------------------------------------------------------------
Standards Codification          Balance Sheet                   Balance Sheet
(ASC) 815                       Location           Value        Location           Value
Futures Contracts*              Receivables        $--          Payables           $(450)
--------------------------------------------------------------------------------------------
   Total                                           $--                             $(450)
============================================================================================

* Reflects the unrealized depreciation on futures contracts (see Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2012 was as follows:

--------------------------------------------------------------------------------------------
Derivatives Not                                                                  Change in
Accounted for as                                                   Realized      unrealized
Hedging Instruments                                                Loss on       Loss on
Under Accounting         Location of Gain or (Loss)                Derivatives   Derivatives
Standards Codification   on Derivatives Recognized                 Recognized    Recognized
(ASC) 815                in Income                                 in Income     in Income
--------------------------------------------------------------------------------------------
Futures Contracts        Net realized loss on futures contracts    $(755)
Futures Contracts        Change in net unrealized loss on                        $(1,138)
                         futures contracts

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2012, the Fund had no borrowings under a credit facility.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 81

Trustees, Officers and Service Providers

Trustees                                        Officers
Thomas J. Perna, Chairman                       John F. Cogan, Jr., President*
David R. Bock                                   Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                                 Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer**
Margaret B.W. Graham                            Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*    Chief Executive Officer of the Fund
**   Chief Financial and Accounting Officer of the Fund

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

                           This page for your notes.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12 83

                           This page for your notes.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts, new accounts, prospectuses,
applications and service forms                                    1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  PIONEER
        Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com



Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 25249-01-1112

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2012

* Print the name and title of each signing officer under his or her signature.